Filed Pursuant to Rule 424(b)(2)
Registration No. 333-167607

PROSPECTUS SUPPLEMENT NO. 1 TO
PROSPECTUS DATED SEPTEMBER 22, 2010

ORACO RESOURCES, INC.
(formerly Sterilite Solutions, Corp.)
68,000 Shares of Common Stock (Pre-Split)
(544,000 Post-Split)

This Prospectus Supplement relates to the prospectus dated September 22, 2010 (“Prospectus”) which we prepared to allow certain of our current stockholders to sell up to 68,000 (pre-split) (544,000 post-split) shares of or common stock. The Prospectus was declared effective by the Securities and Exchange Commission on September 22, 2010.

The purpose of this Prospectus Supplement is to update the table of the underlying Prospectus captioned “Selling Security Holders”. Additionally, we are including our quarterly and annual reports we filed with the Securities and Exchange Commission. The information contained in each report is considered relevant to the information in the Prospectus and should be read in conjunction with the information contained in the Prospectus.

This Prospectus Supplement should be read in conjunction with the Prospectus, and is qualified by reference to the Prospectus, except to the extent that the information presented herein supersedes the information contained in the Prospectus. This Prospectus Supplement is not complete without, and may only be delivered or utilized in connection with, the Prospectus.

We urge you to read carefully the "Risk Factors" on page 5 of the Prospectus and those discussed in other documents we file with the Securities and Exchange Commission for certain considerations relevant to an investment in the Common Stock.

_______________________________________

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

______________________________________

This Prospectus Supplement should be read in conjunction with, and may not be delivered or utilized without, the Prospectus dated September 22, 2010.

The date of this Prospectus Supplement is January 31, 2012.

i

Table of Contents
Prospectus Supplement

ii

Selling Security Holders

All references to shares have been restated to reflect an 8:1 forward stock split enacted on February 23, 2011.

As of the date of this filing 544,000 shares remain unsold of the 544,000 shares registered for resale in the Prospectus.

The following is the selling security holder who owns the 544,000 shares of common stock covered in the Prospectus.

Name of Owner of Common Stock	Number of Shares Owned before the Offering	Number of Shares Offered by Selling Stockholders	Number of Shares Owned after the Offering(1)	Percentage of Shares Owned after the Offering(1)

SLI(2)	544,000	544,000	0	*

*	Represents less than 1% of the total aggregate amount of shares of our common stock.
1.	Assumes that all shares registered for resale by the Prospectus have been issued and sold.
2.	The 544,000 shares were transferred to SLI from Stoecklein Law Group. Donald Stoecklein, President of SLI, has voting, investing and dispositive power over the shares of common stock owned by SLI.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-Q

☒ QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2010

☐ TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number 333-167607

Sterilite Solutions, Corp.
(Exact name of registrant as specified in its charter)

Nevada	27-2300414
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

41738 W. Hillman Dr.
Maricopa, AZ.	85239
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number: (602) 751-9638

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Indicate by check mark whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Ruble 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes ☒ No ☐

The number of shares of Common Stock, $0.001 par value, outstanding on September 30, 2010, was 1,318,000 shares.

PART I – FINANCIAL INFORMATION
Item 1. Financial Statements.

STERILITE SOLUTIONS, CORP.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET

September 30,
2010
(unaudited)
ASSETS

Current assets:
Cash	$126
Total current assets	126

Other assets:
Furniture and equipment, net	1,912
Trademark	975
Website, net	229
Total other assets	3,116

Total assets	$3,242

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$14,995
Total current liabilities	14,995

Long term liabilities:
Accrued interest payable - related party	30
Line of credit - related party	2,000
Total long term liabilities	2,030

Total liabilities	17,025

Stockholders' deficit:
Preferred stock, $0.001 par value, 10,000,000 shares
authorized, no shares issued and outstanding	-
Common stock, $0.001 par value, 100,000,000 shares
authorized,1,318,000 shares issued and outstanding	1,318
Additional paid-in capital	17,982
(Deficit) accumulated during development stage	(33,083)
Total stockholders' deficit	(13,783)

Total liabilities and stockholders' deficit	$3,242

The Accompanying Notes are an integral part of the Financial Statements.

STERILITE SOLUTIONS, CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS

		Inception
	For the three	(April 6, 2010)
	months ended	to
	September 30, 2010	September 30, 2010
	(unaudited)	(unaudited)

Revenue	$-	$-

Operating expenses:
Depreciation and amortization	198	227
General and administrative	347	1,118
Professional fees	9,802	31,708
Total operating expenses	10,347	33,053

Loss from operations	(10,347)	(33,053)

Other expense:
Interest expense - related party	(30)	(30)
Total other expense	(30)	(30)

Net loss	$(10,377)	$(33,083)

Weighted average number of common shares	1,318,000	1,318,000
outstanding - basic

Net loss per share - basic	$(0.01)	$(0.03)

The Accompanying Notes are an integral part of the Financial Statements.

STERILITE SOLUTIONS, CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS

Inception
April 6, 2010
(inception) to
September 30, 2010
(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(33,083)
Adjustments to reconcile net loss
to net cash used in operating activities:
Shares issued for services	6,800
Depreciation and amortization	227
Changes in operating assets and liabilities:
Increase in accounts payable	14,995
Increase in accrued interest payable	30

Net cash used in operating activities	(11,031)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of furniture and equipment	(2,118)
Purchase of trademark	(975)
Purchase of website development	(250)

Net cash used in investing activities	(3,343)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable - related party	2,000
Proceeds from sale of common stock, net of offering costs	12,500

Net cash provided by financing activities	14,500

NET CHANGE IN CASH	126

CASH AT BEGINNING OF YEAR	-

CASH AT END OF YEAR	$126

SUPPLEMENTAL INFORMATION:
Interest paid	$-
Income taxes paid	$-

Non-cash activities:
Number of shares issued for services	68,000

The Accompanying Notes are an integral part of the Financial Statements.

STERILITE SOLUTIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation
The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.
These statements reflect all adjustments, consisting of normal recurring adjustments, which in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these interim financial statements be read in conjunction with the financial statements of the Company for the period ended April 30, 2010 and notes thereto included in the Company’s S-1 registration statement and all amendments. The Company follows the same accounting policies in the preparation of interim reports.
Results of operations for the interim period are not indicative of annual results.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Cash and cash equivalents
For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

Fixed assets
Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate. The estimated useful lives for significant property and equipment categories are as follows:

Computer equipment 3 years

The Company reviews the carrying value of property, plant and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition and other economic factors. Based on this assessment there was no impairment as of September 30, 2010.

STERILITE SOLUTIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Trademarks
ASC 350 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of ASC 350. This standard also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment. As of September 30, 2010, the Company believes there is no impairment of its intangible assets.

The Company's intangible assets consist of the costs of filing and acquiring various trademarks. The trademarks are recorded at cost. The Company determined that the trademarks have an estimated useful life of 10 years and will be reviewed annually for impairment. Amortization will be recorded over the estimated useful life of the assets using the straight-line method for financial statement purposes. The Company will commence amortization once the economic benefits of the assets begin to be consumed and they plan to record amortization once production begins and the related revenues are recorded.

Website
The Company capitalizes the costs associated with the development of the Company’s website pursuant to ASC Topic 350. Other costs related to the maintenance of the website are expensed as incurred. Amortization is provided over the estimated useful life of 3 years using the straight-line method for financial statement purposes. The Company will commence amortization once the economic benefits of the assets begin to be consumed and they plan to record amortization once the website is completed and is fully operational. As of September 30, 2010, the Company has commenced amortization.

Stock-based compensation
The Company records stock based compensation in accordance with the guidance in ASC Topic 505 and 718. ASC Topic 505 requires the Company to recognize expense related to the fair value of its employee stock option awards. This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

The Company has also adopted FASB ASC 718-10, “Compensation- Stock Compensation”, which requires the compensation cost related to share-based payments, such as stock options and employee stock purchase plans, be recognized in the financial statements based on the grant-date fair value of the award.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with FASB ASC 718-10 and the conclusions reached by the FASB ASC 505-50. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by FASB ASC 505-50.

Earnings per share
The Company follows ASC Topic 260 to account for the earnings per share. Basic earning per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earning per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

STERILITE SOLUTIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated revenues from operations. Since its inception, the Company has been engaged substantially in financing activities and developing its business plan and incurring start up costs and expenses. As a result, the Company incurred accumulated net losses from Inception (April 6, 2010) through the period ended September 30, 2010 of ($33,083). In addition, the Company’s development activities since inception have been financially sustained through equity financing and line of credit from a related party.
The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 3 – FURNITURE AND EQUIPMENT

Furniture and equipment consisted of the following as of:

September 30,
2010
Computer equipment	$2,118
Accumulated depreciation	(206)
$1,912

During the period from Inception (April 6, 2010) through September 30, 2010, the Company recorded depreciation expense of $206. During the three months ended September 30, 2010, the Company recorded depreciation of $177.

NOTE 4 – WEBSITE

Website consisted of the following as of:

September 30,
2010
Website	$250
Accumulated depreciation	(21)
$229

During the period from Inception (April 6, 2010) through September 30, 2010, the Company recorded amortization expense of $21. During the three months ended September 30, 2010, the Company recorded depreciation of $21.

STERILITE SOLUTIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 5 – LINE OF CREDIT – RELATED PARTY

Line of credit consists of the following at:

September 30, 2010
Revolving credit line outstanding due to an officer and director of the Company, unsecured, 6% interest, due in July 2013	$2,000

$2,000

On July 27, 2010, the Company executed a line of credit in the amount of $20,000 with Steven Subick. The line of credit carries an annual interest rate of 6% and has a term of three year, at which any outstanding balance is due in full. As of September 30, 2010, an amount of $2,000 had been used for general corporate purposes with a remaining balance of $18,000 available.

During the period from Inception (April 6, 2010) through September 30, 2010, interest expense was $30. During the three months ended September 30, 2010, the Company recorded interest expense of $30.

NOTE 6 – STOCKHOLDERS’ EQUITY
The Company is authorized to issue 100,000,000 shares of its $0.001 par value common stock and 10,000,000 shares of its $0.001 par value preferred stock.

Common stock
On April 6, 2010, the Company issued its sole officer and director of the Company 1,250,000 shares of its $0.001 par value common stock at a price of $0.01 per share for cash of $12,500.
On April 6, 2010, the Company issued 68,000 shares of its common stock toward legal fees at a value of $0.10 per share or $6,800. The shares were valued with the fair value of the services rendered.
During the period from Inception (April 6, 2010) to September 30, 2010, there have been no other issuances of common stock.

NOTE 7 – RELATED PARTY TRANSACTIONS

On July 27, 2010, the Company executed a revolving line of credit from an officer and director of the Company for up to $20,000. The revolving line of credit bears interest at 6% per annum and is due on July 28, 2013. If the revolving line of credit is not paid by the maturity date, then the loan would bear a default interest rate of 10% per annum. During the period from Inception (April 6, 2010) to September 30, 2010, the Company received an advance of $2,000 and recorded interest expense of $30. During the three months ended September 30, 2010, the Company recorded interest expense of $30.

NOTE 8 – SUBSEQUENT EVENTS

On October 7, 2010, the Company drew an additional $2,000 on the revolving line of credit from an officer and director of the Company. As of October 31, 2010, the principal balance owed was $4,000.

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made. Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement. Additionally, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 most likely do not apply to our forward-looking statements as a result of being a penny stock issuer. You should, however, consult further disclosures we make in future filings of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:

o	our ability to diversify our operations;
o	our ability to implement our business plan of distribution and sales of our product;

o	inability to raise additional financing for working capital;
o
the fact that our accounting policies and methods are fundamental to how we report our financial condition and results of operations, and they may require management to make estimates about matters that are inherently uncertain;

o	our ability to attract key personnel;
o	our ability to operate profitably;

o	deterioration in general or regional economic conditions;
o	changes in U.S. GAAP or in the legal, regulatory and legislative environments in the markets in which we operate;

o	adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;
o	inability to achieve future sales levels or other operating results;

o	the inability of management to effectively implement our strategies and business plans;
o	the unavailability of funds for capital expenditures; and

o	other risks and uncertainties detailed in this report.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see Item 1A. Risk Factors in this document.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

References in the following discussion and throughout this quarterly report to “we”, “our”, “us”, “Sterilite’s”, “the Company”, and similar terms refer to STERILITE SOLUTIONS, CORP. unless otherwise expressly stated or the context otherwise requires.

Background Overview

Sterilite Solutions, Corp., is a development stage company incorporated in the State of Nevada on April 6, 2010. We were formed to engage in the business of distributing a privately labeled, environmentally green, non-caustic cleaning solution manufactured by Integrated Environmental Technologies, Ltd (IET). As of September 30, 2010, we have not commenced our planned principal operations, and therefore have no significant assets.

Since our inception on April 6, 2010 through September 30, 2010, we have generated $0.00 in revenues and have incurred a net loss of $(33,083). For the three months ended September 30, 2010, we generated $0 in revenues and incurred a net loss of $(10,377).

We anticipate revenue will increase in the next twelve months, of which we can provide no assurance. Recently, we filed an S-1 registration statement (declared effective by the SEC on September 22, 2010) to raise capital, and those proceeds have been budgeted to cover costs associated with product purchase, website and marketing development, as well as costs covering various filing fees and transfer agent fees to complete our early money raise through the offering. We believe that product sales may be sufficient to support the limited costs associated with our initial ongoing operations for the next twelve months. There can be no assurance that the actual expenses incurred will not materially exceed our estimates or that cash flows from listing fees will be adequate to maintain our business. As a result, our independent auditors have expressed substantial doubt about our ability to continue as a going concern.

Results of Operations

Sterilite Solutions, Corp., was formed to distribute and eventually manufacture a brand of non-caustic “green” based cleaning solutions, currently provided to us and manufactured by Integrated Environmental Technologies, Ltd., to both the public and private sectors, under the Name of Sterilite Solutions™, Sterilite Solutions, purchases product from IET on an “as needed basis,” and does not maintain any form of distribution agreement or exclusivity contract with IET. Sterilite’s sales and marketing will be generated through direct sales through our President and CEO, Steve Subick, as well as through our website. Our website, www.sterilitesolutions.com is intended, upon completion, to be fully automated, topically arranged, intuitive, and an easy-to-use service which supports a buying and selling experience in which our clients and prospective clients will be able to view product demonstrations, make contact for onsite demonstrations, as well as order product.

We recently filed an S-1 registration statement to raise capital, and with those proceeds, we believe we will grow, although, of course, we cannot provide any assurance that we will be able to grow as we currently anticipate. The anticipated capital we expect to raise in the recently filed offering has been budgeted to cover the costs associated with advertising on the Internet to draw attention to our website, costs associated with website enhancements, the offering, travel expenses, working capital, and covering various filing fees and transfer agent fees.

Satisfaction of our cash obligations for the next 12 months. Our plan of operation has provided for us to develop a business plan and establish an operational website as soon as practical. We have accomplished the goal of developing our business plan; however, we are in the early stages of setting up an operational website capable of providing a method of advertising and marketing, as well as direct sales of our private label solutions. In order to operate our website, we will be required to have a scalable user interface and transaction processing system that is designed around industry standard architectures and externally developed non-proprietary software. The system will be required to maintain current inventory, client records and inventory projections, as well as basic website requirements such as marketing, online pre-recorded demonstrations and contact information. We do not have sufficient cash to enable us to complete our website development, which is an integral part of our operations.

We have filed an S-1 registration offering to provide the basic minimum amount of funds to provide sufficient cash for the next 12 months. If we are unsuccessful in generating the cash set forth in that offering, we will be forced into curtailing the expenditures required to complete the website, until such time as we are able to either raise the cash required privately or launch another offering. Our sole officer and director, Mr. Subick has agreed to continue his part time work until such time as there are either sufficient funds from operations, or alternatively, that funds are available through private placements or another offering in the future. We have not allocated any pay for Mr. Subick out of the funds being raised in the offering. If we were to not receive any additional funds, including the funds from the offering, we could continue in business for the next 12 months through purchase and distribution of product on an “as needed” basis.

Going Concern

The financial statements included in this filing have been prepared in conformity with generally accepted accounting principles that contemplate the continuance of Sterilite Solutions, Corp. as a going concern. Sterilite may not have a sufficient amount of cash required to pay all of the costs associated with operating and marketing of its services. Management intends to use borrowings and security sales to mitigate the effects of cash flow deficits, however no assurance can be given that debt or equity financing, if and when required, will be available. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and classification of liabilities that might be necessary should Sterilite Solutions be unable to continue existence.

Summary of any product research and development that we will perform for the term of the plan. We do not anticipate performing significant research and development under our plan of operation in the near future. The focus of our activities might include but not be limited to, on-site product demonstrations in different test environments such as schools, office complexes and food service and distribution centers, comparing the non-caustic benefits of our product against competitor’s products which might be in current use at a particular facility. Ongoing regulations from the EPA and FDA, as well as informational releases distributed by IET will require us to continually monitor our products ever growing uses.

Expected purchase or sale of plant and significant equipment. In the future we may or may not purchase the equipment required to produce our own private label solutions. However, the purchase of any plant or significant equipment; is not required by us at this time or in the next 12 months. However, should we adapt our business plan to begin manufacturing Sterilite Solutions™ in-house within the next 12 months we will need to purchase an Electro-Chemical Activation (ECA) machine from IET. The cost of the machine varies depending upon the need for a new machine at $32,000, or the availability of a used machine, of which we have been quoted a purchase price of $15,000. The cost of purchasing this piece of equipment would be raised in sales revenues from Sterilite Solutions™. Until such time as we see that it would be fiscally beneficial for us to manufacture Sterilite Solutions™ in-house, we will continue to buy our product from IET.

Significant changes in number of employees. The number of employees required to operate our business is currently one part time individual. After we complete the current offering and have commenced our product development program, increased our revenues through direct marketing and secured distribution contracts, our plan of operation anticipates our requiring additional capital to hire at least one full time person.

Milestones:

As a result of our being a development stage company with minimal amounts of equity capital initially available, $12,500, we have set our goals in three stages: (1) goals based upon the availability of our initial funding of $12,500; (2) goals based upon our funding of $60,000; and (3) goals based upon or funding additional equity and or debt in the approximate sum of $100,000 to $200,000.

Stage I: Development of our business operations based upon our founders’ investment of $12,500.

•	To set up our corporate structure (file for incorporation) set up corporate governance. Accomplished through the incorporation in Nevada in April of 2010.
•
To retain counsel and an auditor to assist in preparation of documents providing for the raising of $60,000 to complete Stage II of our Plan of Operations. Accomplished in April 2010. Total costs approximately $8,500. (Counsel to be paid from proceeds of offering in the sum of $5,000. Auditor paid $3,500 from $12,500 equity purchase by Mr. Subick).

Stage II: Development of our business operations based upon our receipt of the net funds from our offering of $52,700. We have not commenced the majority of milestones set forth in Stage II of our Plan of Operation as a result of our not having the funds from our offering. In the event we do not receive the funds from the offering, then we will be in a position to continue with the operations of STERILITE SOLUTIONS, however no significant business will be accomplished until other equity or debt is raised, or in the unlikely event that our product lines as currently developed, generates sufficient revenues to incur additional inventory creation.

Stage III: Development of our business operations is based upon our receipt of additional equity and/or debt in the approximate sum of $100,000 to $200,000. If, and when we raise the $100,000 in Stage III, we intend to pay our President a salary of $25,000 per year. There are no accruals for past salary, and the commencement date of such salary would not occur until such time as the additional funds (in addition to our present offering) are acquired. An additional $20,000 would be allocated toward salaries, and the balance of $55,000 would be utilized for legal, accounting, product purchasing/manufacturing, equipment purchases, website maintenance and general office expenses. In the event an additional $100,000 were raised (in addition to the $52,700 and $100,000 referenced above), we would allocate the 2nd $100,000 primarily to additional equipment purchase, office space and additional staff. We anticipate that it will take us approximately six months after the funding referenced in this Stage III to expand our services, hire personnel, and obtain office space.

Until an infusion of capital from our offering, we will not be able to complete Stage II of our Plan of Operation. We currently have insufficient capital to commence any significant equipment purchase. Our Plan of Operation is premised upon having funds available. We believe that the funds allocated in the offering will assist us in generating revenues. We have suffered start up losses which raises substantial doubt regarding our ability to continue as a going concern. We believe that the proceeds from our offering will enable us to maintain our operations and working capital requirements for at least the next 12 months, without taking into account any internally generated funds from operations. We will need to raise $60,000, with net proceeds of $52,700, to comply with our business plan of operations for the next 12 months based on our capital expenditure requirements.

After our offering, we will require additional funds to maintain and expand our operations as referenced in our Stage III. These funds may be raised through equity financing, debt financing, or other sources, which may result in further dilution in the equity ownership of the shares being offered. At this time we have no earmarked source for these funds. Additionally, there is no guarantee that we will be able to locate additional funds. In the event we are unable to locate additional funds, we will be unable to generate revenues sufficient to operate our business as planned. For example, if we receive less than $100,000 of the funds earmarked in Stage III, we would be unable to significantly expand our manufacturing business to the levels under Stage III. Alternatively we may be required to reduce the payments of salary to our President and cover legal and accounting fees required to continue our operations. There is still no assurance that, even with the funds from our offering, we will be able to maintain operations at a level sufficient for an investor to obtain a return on their investment in our common stock. Further, we may continue to be unprofitable.

Liquidity and Capital Resources

Cash will be increasing primarily due to the receipt of funds from this offering to offset our near term cash equivalents. Since inception, we have financed our cash flow requirements through issuance of common stock and a related party revolving line of credit. As we expand our activities, we may, and most likely will, continue to experience net negative cash flows from operations, pending receipt of product sales. Additionally we anticipate obtaining additional financing to fund operations through common stock offerings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital.

Even though we intend to begin generating revenues, we can make no assurances and therefore we may incur operating losses in the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets. Such risks for us include, but are not limited to, an evolving business model and the management of growth. To address these risks, we must, among other things, obtain a customer base, implement and successfully execute our business and marketing strategy, continually research for new information, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

During the six months ended September 30, 2010, Steven A. Subick, the sole officer and director of the Company, advanced the Company $2,000. Subsequently on October 7, 2010, Mr. Subick advanced the Company an additional $2,000. Both advance were drawn on the line of credit and bear an interest rate of 6% per annum, due and payable on July 28, 2013.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Critical Accounting Policies and Estimates

The preparation of our financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and judgments that affect our reported assets, liabilities, revenues, and expenses, and the disclosure of contingent assets and liabilities. We base our estimates and judgments on historical experience and on various other assumptions we believe to be reasonable under the circumstances. Future events, however, may differ markedly from our current expectations and assumptions.

Item 3. Quantitative and Qualitative Disclosure About Market Risk

This item in not applicable as we are currently considered a smaller reporting company.

Item 4T. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

We maintain disclosure controls and procedures designed to ensure that information required to be disclosed in reports filed under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the specified time periods. As of the end of the period covered by this report, Steven A. Subick, our Chief Executive Officer and Principal Accounting Officer evaluated the effectiveness of our disclosure controls and procedures pursuant to Exchange Act Rule 13a-15. Based on the evaluation, which disclosed no significant deficiencies or material weaknesses, Mr. Subick, our Chief Executive Officer and Principal Accounting Officer concluded that our disclosure controls and procedures are effective in timely alerting him to material information required to be included in our periodic SEC filings and ensuring that information required to be disclosed by us in the reports that we file or submit under the Act is accumulated and communicated to our management, including our principal executive and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Changes in Internal Control Over Financial Reporting

There were no changes in our internal control over financial reporting that occurred during our most recent fiscal quarter that have materially affected, or reasonably likely to materially affect, our internal control over financial reporting.
PART II--OTHER INFORMATION

Item 1. Legal Proceedings.

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are not presently a party to any material litigation, nor to the knowledge of management is any litigation threatened against us, which may materially affect us.

Item 1A. Risk Factors

We are a development stage company organized in April 2010 and have recently commenced operations, which makes an evaluation of us extremely difficult. At this stage of our business operations, even with our good faith efforts, we may never become profitable or generate any significant amount of revenues, thus potential investors have a high probability of losing their investment.

We were incorporated in April of 2010 as a Nevada corporation. As a result of our start-up operations we have; (i) generated no revenues, (ii) accumulated deficits of $33,083 for the period ended September 30, 2010, and (iii) we have incurred losses of $10,377 for the three months ended September 30, 2010. We have been focused on organizational, start-up activities and business plan development since we incorporated. Although we have commenced the development of our website and marketing strategy, there is nothing at this time on which to base an assumption that our business operations will prove to be successful or that we will ever be able to operate profitably. Our future operating results will depend on many factors, including our ability to raise adequate working capital, demand for our product, the level of our competition and our ability to attract and maintain key management and employees.

Our auditor’s have substantial doubt about our ability to continue as a going concern. Additionally, our auditor’s report reflects the fact that the ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately the achievement of significant operating revenues.

Additionally, our auditor’s report reflects that the ability of STERILITE SOLUTIONS to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. If we are unable to continue as a going concern, you will lose your investment. You should not invest in this offering unless you can afford to lose your entire investment.

We will require additional financing in order to implement our business plan. In the event we are unable to acquire additional financing, we may not be able to implement our business plan.

Due to our very recent start-up nature, we will have to incur the costs website and marketing development, development of our product graphic materials, and packaging methodology, and all other associated fees. To fully implement our business plan we will require substantial additional funding. The recently filed offering, if successful, will only enable us to commence advertising, commence product purchase and marketing, and will assist us in further developing our initial business operations, including the enhancement of our website; however will not be sufficient to allow us to expand our business meaningfully. Additionally, since the net offering proceeds have been earmarked for advertising expenses, some website development fees, and minimal working capital, we will not be capitalized sufficiently to hire or pay employees.

Following the offering we will need to raise additional funds to expand our operations. We plan to raise additional funds through private placements, registered offerings, debt financing or other sources to maintain and expand our operations. Adequate funds for this purpose on terms favorable to us may not be available, and if available, on terms significantly more adverse to us than are manageable. Without new funding, we may be only partially successful or completely unsuccessful in implementing our business plan, and our stockholders may lose part or all of their investment.

We are significantly dependent on our sole officer and director, who has limited experience. The loss or unavailability of Mr. Subick’s services would have an adverse effect on our business, operations and prospects in that we may not be able to obtain new management under the same financial arrangements.

Our business plan is significantly dependent upon the abilities and continued participation of Steven A. Subick, our sole officer and director. It would be difficult to replace Mr. Subick at such an early stage of development of Sterilite Solutions, Corp. The loss by or unavailability to Sterilite Solutions, Corp., of Mr. Subick’s services would have an adverse effect on our business, operations and prospects, in that our inability to replace Mr. Subick could result in the loss of one’s investment. There can be no assurance that we would be able to locate or employ personnel to replace Mr. Subick, should his services be discontinued. In the event that we are unable to locate or employ personnel to replace Mr. Subick, then we may be required to cease pursuing our business opportunity.

Mr. Subick has no experience in running a public company.

As a result of our reliance on Mr. Subick, and his lack of experience in operating a public company, our investors are at risk in losing their entire investment. Mr. Subick intends to hire personnel in the future, when sufficiently capitalized, who would have the experience required to manage our company, such management is not anticipated until the occurrence of future financing. Since this offering will not sufficiently capitalize our company, future offerings will be necessary to satisfy capital needs. Until such a future offering occurs, and until such management is in place, we are reliant upon Mr. Subick to make the appropriate management decisions.

Since a single stockholder, upon completion of the recently filed offering will beneficially own the majority of our outstanding common shares, that single stockholder will retain the ability to control our management and the outcome of corporate actions requiring stockholder approval notwithstanding the overall opposition of our other stockholders. This concentration of ownership could discourage or prevent a potential takeover of our company that might negatively impact the value of your common shares.

Mr. Subick will own approximately 65% of our outstanding common shares after completion of the offering. As a consequence of his stock ownership position, Mr. Subick will retain the ability to elect a majority of our board of directors, and thereby control our management. These individuals will also initially have the ability to control the outcome of corporate actions requiring stockholder approval, including mergers and other changes of corporate control, going private transactions, and other extraordinary transactions. The concentration of ownership by these individuals could discourage investments in our company, or prevent a potential takeover of our company which will have a negative impact on the value of our securities.

As a result of Mr. Subick’s majority ownership of our outstanding common shares after our recently filed offering, Mr. Subick will control our issuance of securities after the offering.

As a consequence of Mr. Subick’s controlling stock ownership position, acting alone he will be able to authorize the issuance of securities that may dilute and otherwise adversely affect the rights of purchasers of stock in our offering, including preferred stock. Additionally, he may authorize the issuance of these securities to anyone he wishes, including himself and his affiliates at prices significantly less than the offering price.

Because of competitive pressures from competitors with more resources, STERILITE SOLUTIONS, CORP. may fail to implement its business model profitably.

The business of advertising cleaning products and services for resale on the Internet is highly fragmented and extremely competitive. There are numerous competitors offering similar services. The market for customers is intensely competitive and such competition is expected to continue to increase. There are no substantial barriers to entry in this market and we believe that our ability to compete depends upon many factors within and beyond our control, including the timing and market acceptance of new solutions and enhancements to existing solutions developed by us, our competitors, and their advisors.

Many of our existing and potential competitors have longer operating histories in the Internet market, greater name recognition, larger customer bases, established technology driven websites, and significantly greater financial, technical and marketing resources than we do. As a result, they will be able to respond more quickly to new or emerging advertising techniques, technologies, and changes in customer requirements, or to devote greater resources to the development, promotion and marketing and advertising products than we can. Such competitors are able to undertake more extensive marketing campaigns for their services, adopt more aggressive pricing policies and make more attractive offers to potential employees, and strategic advertising partners.

Risks Relating To Our Common Stock

There is no current public market for our common stock; therefore one may be unable to sell their securities at any time, for any reason, and at any price, resulting in a loss of their investment.

As of the date of this filing, there is no public market for our common stock. Although we plan, in the future, to contact an authorized OTC Bulletin Board market maker for sponsorship of our securities on the Over-the-Counter Bulletin Board, there can be no assurance that our attempts to do so will be successful. Furthermore, if our securities are not quoted on the OTC Bulletin Board, or elsewhere, there can be no assurance that a market will develop for the common stock or that a market in the common stock will be maintained. As a result of the foregoing, investors may be unable to liquidate their investment for any reason. We have not originated contact with a market maker at this time, and do not plan on doing so until completion of this offering.

Because our common stock is deemed a low-priced “Penny” stock, an investment in our common stock should be considered high risk and subject to marketability restrictions.

Since our common stock is a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment even if and when a market develops for the common stock. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

•	Deliver to the customer, and obtain a written receipt for, a disclosure document;
•	Disclose certain price information about the stock;

•	Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;
•	Send monthly statements to customers with market and price information about the penny stock; and

•	In some circumstances, approve the purchaser’s account under certain standards and deliver written statements to the customer with information specified in the rules.

Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

FINRA sales practice requirements may also limit a stockholder's ability to buy and sell our stock.

In addition to the “penny stock” rules described above, the Financial Industry Regulatory Authority (FINRA) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, the FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Our internal controls may be inadequate, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. As defined in Exchange Act Rule 13a-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the principal executive and principal financial officer and effected by the board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of STERILITE SOLUTIONS; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of STERILITE SOLUTIONS are being made only in accordance with authorizations of management and directors of STERILITE SOLUTIONS, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of STERILITE SOLUTIONS’ assets that could have a material effect on the financial statements.

We have one individual performing the functions of all officers and directors. This individual developed our internal control procedures and is responsible for monitoring and ensuring compliance with those procedures. As a result, our internal controls may be inadequate or ineffective, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public. Investors relying upon this misinformation may make an uninformed investment decision.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

We have no recent sales of unregistered securities.

Use of Proceeds From Sales of Registered Securities

Our Registration Statement on Form S-1 (File No. 333-167607), related to our initial public offering, was declared effective by the SEC on September 22, 2010. A total of 600,000 shares of common stock were registered with the SEC with an aggregate offering price of $60,000. All of these shares were registered on our behalf. As of the date of this filing the Company has not sold any shares under the registration statement.

Issuer Purchases of Equity Securities

We did not repurchase any of our equity securities from the time of our inception on April, 6, 2010 through the period ended September 30, 2010.

Item 3. Defaults Upon Senior Securities.

None.

Item 4. Submission of Matters to a Vote of Security Holders.

We did not submit any matters to a vote of our security holders from the time of our inception through the period ended September 30, 2010.

Item 5. Other Information.

None.

Item 6. Exhibits.

Incorporated by reference
Exhibit Number	Exhibit Description	Filed herewith	Form	Period ending	Exhibit	Filing date
3(i)(a)	Articles of Incorporation of STERILITE SOLUTIONS, CORP.		S-1		3(i)(a)	6/17/10
3(ii)(a)	Bylaws of STERILITE SOLUTIONS, CORP.		S-1		3(ii)(a)	6/17/10
10.1	Subscription Agreement		S-1		10.1	6/17/10
10.2	Grid Note between Mr. Subick and Sterilite Solutions, Corp	X
31	Certification pursuant to Section 302 of the Sarbanes-Oxley Act	X
32	Certification pursuant to Section 906 of the Sarbanes-Oxley Act	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STERILITE SOLUTIONS, CORP.
(Registrant)

By:/s/ Steven A. Subick
Steven A. Subick, Chief Executive Officer
(On behalf of the registrant and as
principal financial officer)

Date: November 12, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-K/A
(Amendment No. 2)

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2010

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number: 333-167607
ORACO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	27-2300414
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

605 West Knox Road, Tempe, Arizona	85284
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number: (480) 588-3333

Copies of Communications to:
Stoecklein Law Group
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-1325

Securities registered under Section 12(b) of the Act: None

Securities registered under Section 12(g) of the Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
Yes ☒ No ☐
Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

Indicate by check mark whether the registrant a large accelerated filer, an accelerated filer, a non-accelerated filer, or a small reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "small reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).
Yes ☒ No ☐

The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of June 30, 2010 (the last business day of the registrant's most recently completed second fiscal quarter) was $5,440 based on a share value of $0.01.

The number of shares of Common Stock, $0.001 par value, outstanding on February 25, 2011 was 15,344,000 shares.

DOCUMENTS INCORPORATED BY REFERENCE: None.

*EXPLANATORY NOTE –The Registrant is amending this Form 10-K to: (i) indicate that it is a shell company by checking the shell box on the cover page; and (ii) revise its “disclosure controls and procedures” disclosure under Item 9A(T) to include and refer to the full definition of “disclosure controls and procedures” as defined in Rule 13a-15(e) of the Exchange Act. No other disclosure was changed.

ORACO RESOURCES, INC.
FOR THE FISCAL YEAR ENDED
DECEMBER 31, 2010

Index to Report
on Form 10-K/A
(Amendment No. 2 )

FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding:

o	our ability to diversify our operations;

o	our ability to implement our business plan of providing information to owners of distressed properties facing foreclosure and potential investors together;

o	our ability to attract key personnel;

o	our ability to operate profitably;

o	our ability to efficiently and effectively finance our operations, and/or purchase orders;

o	inability to achieve future sales levels or other operating results;

o	inability to raise additional financing for working capital;

o	inability to efficiently manage our operations;

o	the inability of management to effectively implement our strategies and business plans;

o	the unavailability of funds for capital expenditures and/or general working capital;

o
the fact that our accounting policies and methods are fundamental to how we report our financial condition and results of operations, and they may require management to make estimates about matters that are inherently uncertain;

o	deterioration in general or regional economic conditions;

o	changes in U.S. GAAP or in the legal, regulatory and legislative environments in the markets in which we operate;

o	adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;

as well as other statements regarding our future operations, financial condition and prospects, and business strategies. These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Annual Report on Form 10-K, and in particular, the risks discussed under the heading “Risk Factors” in Part I, Item 1A and those discussed in other documents we file with the Securities and Exchange Commission. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Throughout this Annual Report references to “we”, “our”, “us”, “Oraco”, “the Company”, and similar terms refer to Oraco Resources, Inc.

Throughout this filing all references to shares have been restated to reflect a Eight (8) for One (1) forward split enacted on February 23, 2011.

PART I

ITEM 1. BUSINESS

General Business Development

Oraco Resources, Inc., is a development stage company incorporated in the State of Nevada in April of 2010. In February of 2011, we changed our name from Sterilite Solutions, Corp., to Oraco Resources, Inc. We were formed to engage in the business of distributing and manufacturing cleaning/sterilization solutions to consumers, public institutions and distributors of cleaning/janitorial supplies which are provided to us by Integrated Environmental Technologies, Ltd.

Since our inception on April 6, 2010 through December 31, 2010, we have not generated any revenues and have incurred a net loss of $41,002. Since April of 2010, our only business activity was the formation of our corporate entity, the development of our business model, and our ability to secure a trademark for our private label solution (Sterilite Solutions™). Additionally, we anticipate the possibility of generating revenues through our website (www.sterilitesolutions.com) in the next twelve months, of which we can provide no assurance.

We are attempting to build Oraco Resources, Inc., into the premier provider for non-caustic, “green” cleaning/sterilization solutions which would be beneficial for both private consumers as well as public sectors, focusing on various institutional and agricultural industries, including solutions for the mining industries.

OUR BUSINESS

Business Development Summary

Oraco Resources, Inc., is a development stage company incorporated in the State of Nevada in April of 2010. We were formed to engage in the business of the sales and distribution of a non-caustic, “green” cleaning/sterilization solutions which would be beneficial for both private consumers as well as public sectors, focusing on various institutional and agricultural industries. The company is intending to provide one of the first non-caustic cleaning solutions using technology and product developed by Integrated Environmental Technologies, Ltd. (IET), EcaFlo® Anolyte (EPA Registration No. 82341). We have launched our initial website, which is designed to provide information of our product as well as provide contact information for prospective customers. Upon further development, we intend to provide online sales capability, as well as multi-media based product demonstrations. We commenced operation in April of 2010 through the posting of our website (www.sterilitesolutions.com).

Additionally, as our business model continues to evolve, we will continue our pursuit of sales and product distribution as these opportunities arise. We are attempting to build Oraco Resources, Inc., into an environmentally “green” sterilization product distribution company, with the possibility of growth into manufacture of our product Sterilite Solutions ™. We intend to earn revenues through product sales. In order to generate revenues during the next twelve months, we must:

1. Develop and implement a marketing plan – Oraco’s planned revenue streams will require an improved web presence and improved visibility within the public and private sectors. A major key factor in sales generation will be direct marketing and demonstrations given by Mr. Subick. His extensive knowledge of on premise sales will be a key element to the marketing campaign.

2. Develop and implement a comprehensive consumer information website – For the foreseeable future, the company’s website (www.sterilitesolutions.com) will be Oraco Resouces’ primary asset and a key source of revenue generation. Currently, management is formulating its plan on how best to employ its resources to expanding and improving the site. We are working with web developers/consultants to add to the functionality of the site to include e-commerce and state-of-the-art visitor tracking capabilities, increase content, include capabilities of forums, blogs and video demonstrations, optimize the site for search engine rank, as well as renew the look and feel of the site to coincide with our objectives for the Sterilite Solutions™ brand. Currently the product Sterilite Solutions™ is available for purchase on our website www.sterilitesolutions.com. We have not yet recognized revenues from the website. These efforts and the resulting awareness will be key drivers behind the success of our revenue producing operations.

3. Secure a trademark - On June 10, 2010, we received confirmation that serial number 85059310 was assigned to our trademark submission. On November 16, 2010 we received confirmation that our trademark had been published in the Trademark Official Gazette.

Business of Issuer

Our focus is to market and sell our private labeled solution (Sterilite Solutions™) to schools, office complexes, restaurants/night-clubs, agricultural and ranching businesses, gold mining facilities, oil drilling and manufacturing facilities, as well as private sectors such as homeowners or any individual or group which would benefit from the use of our product. Oraco Resources purchases product from IET on an “as needed basis,” and does not maintain any form of distribution agreement or exclusivity contract with Integrated Environmental Technologies, Ltd.

Integrated Environmental Technologies, Ltd., was incorporated in Delaware in 1999, and re-incorporated in Nevada in 2008, operates through its wholly-owned subsidiary, I.E.T., Inc., with a principal place of business at its manufacturing and executive office facility at 4235 Commerce Street, Little River, South Carolina. Their focus is on the development and marketing of equipment which utilizes an electrolytic process called Electro-Chemical Activation (“ECA”) to produce high volumes of a carefully controlled Hypocholrous Acid (HC1O) solution (“Anolyte”) and an anti-oxidizing, mildly alkaline solution (“Catholyte”). They produce and sell both ECA equipment and related supplies as well as both Anolyte and Catholyte solutions.

Oraco Resources is planning to market through the private label Sterilite Solutions™, a product developed, manufactured and distributed by IET under the product name EcaFlo® Anolyte (EPA Registration No. 82341). The solution is a strong oxidizing solution with a pH range of 3.5 to 8.5 and an Oxidation-Reduction Potential (ORP) of +600 to +1200 mV. It is used as a broad spectrum germicidal agent to kill all types of microorganisms including viruses, fungi and bacteria. The solution can also be used to purify water.

Based on research completed and provided to us by IET the manufacturer of Sterilite Solutions™, our solution will:

•	Be environmentally friendly;
•	Not require special handling;

•	Be safely disposed of in sewage systems;
•	Be fast-acting;

•	Be able to be used in all stages of disinfection and cleaning;
•	At recommended concentrations, not bleach surfaces or materials;

•	Have the ability to be applied in liquid or aerosol (fog) form;
•	Be hypoallergenic;

•	Yield by-products that are non-toxic, environmentally friendly and leave no synthetic chemical residue;
•	Be generated on-site, thus eliminating handling and storage of chemicals (once a machine capable of producing the solution is purchase).

The chemical makeup of our product is hypochlorous acid, a naturally occurring molecule synthesized form a mixture of electrolyzed salt and water. When the solution is exposed to environmental conditions the solution will quickly degrade back into salt and water, leaving no ecological footprint. Raw materials needed to produce the solution are salt and water. These two items are readily available through many different suppliers.

Applications:

Hard-Surface Disinfection Applications:

Sterilite Solutions™, is a private label solution made with the product EcaFlo® Anolyte. EcaFlo® Anolyte is a “hospital-level” disinfectant with many potential applications within the hard-surface disinfection market. Such applications include, but are not limited to, hospitals, universities, public school systems, veterinary clinics, cleaning services, food processing facilities, athletic departments and professional sports teams, medical research labs, transit authority subways and buses, grocery stores, and state, county and federal governments. Sterilite Solutions™ can be used safely and effectively anywhere hard surfaces are disinfected for the purpose of infectious disease control.

Since EcaFlo® Anolyte is a non-caustic solution, its use in close quartered buildings and areas of limited ventilation may give it a distinct advantage over chlorine based solutions. There is no odor and it doesn’t require the ventilation time such chlorine based solutions require. Therefore, EcaFlo® Anolyte, may allow for a much quicker turnaround time in disinfecting the required area without the possible harmful side effects which tend to linger with other cleaning solutions such as chlorine or bleach. Schools, restaurants, office complexes, health facilities and other public places with high traffic and high potential for the spread of disease, are ideal venues for EcaFlo® Anolyte to shine.

Agricultural Applications:

The U.S. Department of Agriculture has approved the solution which will be made by IET for use in federally-inspected commercial plants producing meat, poultry, and egg products. The Federal Drug Administration has approved its use in meatpacking and processing plants as an alternative to chlorine solutions. In addition, the product has just recently been registered by the National Science Foundation as an antimicrobial agent (D2 category), not requiring rinse after use in food contact surface applications.

EcaFlo® Anolyte, the base of Sterilite Solutions™, could conceivably replace all applications for chlorine-related antimicrobials from an efficacy and efficiency standpoint. Our commercialization of this product is premised upon compelling economics, given the low cost to produce the solution and the environmentally friendly nature of the product. EcaFlo® Anolyte can be as much as 100 times more efficient than the bleach solutions traditionally used to mitigate pathogens in food processing, water disinfection, and fungicidal control. The product quickly destroys microorganisms and pathogens on fruits, vegetables, and processing equipment without leaving a harmful residue.

EcaFlo® Anolyte is being utilized to improve the health of dairy cows, cattle, and swine. When introduced to drinking water, Anolyte is effective at not only reducing the bacteria build-up in the piping systems of the irrigation and watering systems, but also reducing the need for antibiotics in the herd. Similarly, introduction of EcaFlo® Anolyte in the drinking water at egg production facilities helps clear the system of bacteriological infection and biofilm, improves the health of the birds, and increases both egg production and feed conversion.

Oil and Gas Industry Applications:

In the process known as “hydraulic fracturing,” fracturing fluids – which contain proppants (sand) and vast amounts of water, in addition to biocides and other chemicals that can be very toxic to humans – are pumped into oil and gas wells at high pressure in order to more completely fracture subterranean rock formations and release the oil and natural gas trapped in those formations. Millions of gallons of “make-up” water are used in the fracturing process each day. Many more millions of gallons of water return to the surface as “produced water” after drilling is complete. Both the make-up water used in fracturing fluids and the produced water must be treated to control or eliminate the bacteria and other unwanted microorganisms often present in those waters. Widespread use of modern fracturing techniques, especially in connection with the production of natural gas from shale formations, which until the recent development of sophisticated horizontal drilling techniques was not economically feasible, has raised public concerns about potential contamination of drinking water supplies by the chemicals used in the fracturing fluids.

Recent data collected by distributors of IET, from field operations where make-up water was treated with Excelyte® showed that the bacteria levels in the make-up waters were reduced below the threshold levels that would adversely impact fracturing fluids. Perhaps more importantly, Excelyte® is considered non-hazardous by the U.S. Department of Transportation, requires the use of no protective equipment or special site safety measures, and once fully degraded, leaves no ecological damage to the wells or well sites.

Mining Industry

We are also analyzing the impact of our solutions on the ability to neutralize the effects of mercury utilized in gold mining operations. We are currently in the process of evaluating relationships with companies mining gold in third world countries, which utilize mercury in the mining operations. Mercury contamination resulting from the amalgamation process to extract gold from ore has a long-term impact on human health and the environment. Health effects of mercury exposure include neurological damage, memory loss, changes in personality, and birth defects.

Competition

We face competition in the distribution and marketing of our product by companies that are already established in the distribution and sales of cleaning and sterilization products. We will also face competition from companies which sell products which have been designed and developed for the synthesis of washing, disinfecting, sterilizing and biologically-active solutions. Applications for this form of technology have the possibility to be infinite and have the potential to be used in any industry requiring sterilization or water purification.

Competition for products which resemble Sterilite Solutions™ might intensify as technology and devices capable of producing similar product or an improved solution might become available to the commercial and residential markets. We continue to monitor emerging technologies and companies, and continually evaluate and strategize the best methods of marketing against our competition.

Important competitive factors for our product include: quality, consistency, environmental sensitivity, price, ease of use, customer services and reputation. Our industry competition would be based upon the following:

•	Scientific and technological capability

•	Proprietary know-how

•	Ability to develop and market solutions

•	Ability of sales personnel; and

•	Availability of trademark protection.

We believe we compete favorably on the factors described above. However, our industry is continuously changing and evolving. Larger distributors and manufacturers might have a competitive edge in regards to larger amounts of capital available for product development, distribution and marketing.

Employees

We are a development stage company and currently have only two part-time employees, Steven R. Subick, who is also our president/treasurer and director, and Jodi Redmond who is our secretary. We look to both Mr. Subick for their entrepreneurial skills and talents and experience in the field of disinfecting and non-caustic cleaning products. It is Mr. Subick who provided us our business plan. For a discussion of both Mr. Subick’s and Ms. Redmond’s experience, please see “Director, Executive Officers, Promoters and Control Persons.”

Initially Mr. Subick coordinated all of our business operations. Mr. Subick has provided the working capital to cover our initial expense. Ms. Redmond was recently been appointed as Secretary in January of 2011.

Both Mr. Subick and Ms. Redmond are spending the time allocated to our business in handling the general business affairs of our company such as accounting issues, including review of materials presented to our auditors, and developing our business plan and overseeing the technological aspects of our business, as well as developing our marketing plan and scheduling of product demonstrations and sales.

We plan to use consultants, attorneys, accountants, and technology personnel, as necessary and do not plan to engage any additional full-time employees in the near future. We believe the use of non-salaried personnel allows us to expend our capital resources as a variable cost as opposed to a fixed cost of operations. In other words, if we have insufficient revenues or cash available, we are in a better position to only utilize those services required to generate revenues as opposed to having salaried employees. We may hire marketing employees based on the projected size of the market and the compensation necessary to retain qualified sales employees: however we do not intend to hire these individuals within the next 12 months. A portion of any employee compensation likely would include the right to acquire our stock, which would dilute the ownership interest of holders of existing shares of our common stock.

Available Information

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. All of our reports are able to be reviewed through the SEC’s Electronic Data Gathering Analysis and Retrieval System (EDGAR) which is publicly available through the SEC’s website (http://www.sec.gov).

We intend to furnish to our stockholders annual reports containing financial statements audited by our independent certified public accountants and quarterly reports containing reviewed unaudited interim financial statements for the first three-quarters of each fiscal year. You may contact the Securities and Exchange Commission at (800) SEC-0330 or you may read and copy any reports, statements or other information that we file with the Securities and Exchange Commission at the Securities and Exchange Commission’s public reference room at the following location:

Public Reference Room
100 F. Street N.W.
Washington, D.C. 2054900405
Telephone: (800) SEC-0330

ITEM 1A. RISK FACTORS

We are a development stage company organized in April of 2010 and have recently commenced operations, which makes an evaluation of us extremely difficult. At this stage of our business operations, even with our good faith efforts, we may never become profitable or generate any significant amount of revenues, thus potential investors have a high probability of losing their investment.

We were incorporated in April of 2010 as a Nevada corporation. As a result of our start-up operations we have; (i) generated no revenues, (ii) accumulated deficits of $41,002 from our inception through the period ended December 31, 2010, and (iii) we have a net loss of $41,002 from our inception through the period ended December 31, 2010. We have been focused on organizational and start-up activities, business plan development, and website design since we incorporated. Although we have established a website there is nothing at this time on which to base an assumption that our business operations will prove to be successful or that we will ever be able to operate profitably. Our future operating results will depend on many factors, including our ability to raise adequate working capital, demand for our service, the level of our competition and our ability to attract and maintain key management and employees.

Our auditor’s have substantial doubt about our ability to continue as a going concern. Additionally, our auditor’s report reflects the fact that the ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately the achievement of significant operating revenues.

Our financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Our auditor’s report reflects that the ability of Oraco Resources, Inc. to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. If we are unable to continue as a going concern, you will lose your investment. We will be required to seek additional capital to fund future growth and expansion. No assurance can be given that such financing will be available or, if available, that it will be on commercially favorable terms. Moreover, favorable financing may be dilutive to investors.

We will require additional financing in order to implement our business plan. In the event we are unable to acquire additional financing, we may not be able to implement our business plan.

Following our recent offering we will need to raise additional funds to expand our operations. We plan to raise additional funds through private placements, registered offerings, debt financing or other sources to maintain and expand our operations. Adequate funds for this purpose on terms favorable to us may not be available, and if available, on terms significantly more adverse to us than are manageable. Without new funding, we may be only partially successful or completely unsuccessful in implementing our business plan, and our stockholders may lose part or all of their investment.

We are significantly dependent on our president/treasurer and director, who has limited experience. The loss or unavailability of Mr. Subick’s services would have an adverse effect on our business, operations and prospects in that we may not be able to obtain new management under the same financial arrangements.

Our business plan is significantly dependent upon the abilities and continued participation of Steven A. Subick, our president/treasurer and director. It would be difficult to replace Mr. Subick at such an early stage of development of Oraco Resources, Inc. The loss by or unavailability to Oraco Resources, Inc. of Mr. Subick’s services would have an adverse effect on our business, operations and prospects, in that our inability to replace Mr. Subick could result in the loss of one’s investment. There can be no assurance that we would be able to locate or employ personnel to replace Mr. Subick, should his services be discontinued. In the event that we are unable to locate or employ personnel to replace Mr. Subick, then we may be required to cease pursuing our business opportunity.

Mr. Subick has no experience in running a public company or developing a business based on chemical sales. The lack of experience in operating a public company or in developing a business based upon the sale of our product could impact our return on investment.

As a result of our reliance on Mr. Subick, and his lack of experience in operating a public company or a business based upon the sale of chemicals, our investors are at risk in losing their entire investment. Mr. Subick intends to hire personnel in the future, when sufficiently capitalized, who may have the experience required to manage our company; however, such management is not anticipated until the occurrence of future financing. Since the recently filed offering will not sufficiently capitalize our company, future offerings will be necessary to satisfy capital needs. Until such future offering occurs, and until such management is in place, we are reliant upon Mr. Subick to make the appropriate management decisions.

Since a single stockholder, beneficially owns the majority of our outstanding common shares, that single stockholder retains the ability to control our management and the outcome of corporate actions requiring stockholder approval notwithstanding the overall opposition of our other stockholders. This concentration of ownership could discourage or prevent a potential takeover of our company that might negatively impact the value of your common shares.

Mr. Subick owns 65% of our outstanding common shares. As a consequence of his controlling stock ownership position, Mr. Subick retains the ability to elect a majority of our board of directors, and thereby control our management. Mr. Subick also has the ability to control the outcome of corporate actions requiring stockholder approval, including mergers and other changes of corporate control, going private transactions, and other extraordinary transactions. The concentration of ownership by Mr. Subick could discourage investments in our company, or prevent a potential takeover of our company which will have a negative impact on the value of our securities.

Because of competitive pressures from competitors with more resources, Oraco Resources, Inc. may fail to implement its business model profitably.

The industry in which we are intending to compete is characterized by intense competition, with rapid and significant technological advancements. Many companies, research facilities and universities are working to develop new products, which in turn may be similar or superior to our current product. Furthermore, these companies may have established supply lines and may receive substantially more funding and have access to greater resources for manufacturing and marketing. As a result, this level of competition may adversely affect our capability for success and growth within our market.

Risks Relating To Our Common Stock

There is no current public market for our common stock; therefore one may be unable to sell their securities at any time, for any reason, and at any price, resulting in a loss of their investment.

As of the date of this filing, there is no public market for our common stock. Although we plan, in the future, to contact an authorized OTC Bulletin Board market maker for sponsorship of our securities on the Over-the-Counter Bulletin Board, there can be no assurance that our attempts to do so will be successful. Furthermore, if our securities are not quoted on the OTC Bulletin Board, or elsewhere, there can be no assurance that a market will develop for the common stock or that a market in the common stock will be maintained. As a result of the foregoing, investors may be unable to liquidate their investment for any reason. We have not originated contact with a market maker at this time, and do not plan on doing so until completion of this offering.

Because our common stock is deemed a low-priced “Penny” stock, an investment in our common stock should be considered high risk and subject to marketability restrictions.

Since our common stock is a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment even if and when a market develops for the common stock. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

•	Deliver to the customer, and obtain a written receipt for, a disclosure document;

•	Disclose certain price information about the stock;

•	Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;

•	Send monthly statements to customers with market and price information about the penny stock; and

•	In some circumstances, approve the purchaser’s account under certain standards and deliver written statements to the customer with information specified in the rules.

Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

Our internal controls may be inadequate, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. As defined in Exchange Act Rule 13a-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the principal executive and principal financial officer and effected by the board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Oraco Resources, Inc.; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of Oraco Resources, Inc. are being made only in accordance with authorizations of management and directors of Oraco Resources, Inc., and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of Oraco Resources, Inc.’s assets that could have a material effect on the financial statements.

We have two individuals performing the functions of all officers and directors. These individuals developed our internal control procedures and are responsible for monitoring and ensuring compliance with those procedures. As a result, our internal controls may be inadequate or ineffective, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public. Investors relying upon this misinformation may make an uninformed investment decision.

ITEM 1B. UNRESOLVED STAFF COMMENTS

None.

ITEM 2. PROPERTIES

We currently maintain an office at 605 West Knox Road, Tempe, AZ 85284. We have no monthly rent, nor do we accrue any expense for monthly rent. Mr. Subick, our president/treasurer and director, provides us his home in which we conduct business on our behalf. Mr. Subick does not receive any remuneration for the use of this facility or time spent on behalf of us. We do not believe that we will need to obtain additional office space at any time in the foreseeable future, approximately 12 months, until our business plan is more fully implemented.

As a result of our method of operations and business plan we do not require personnel other than Mr. Subick and Ms. Redmond to conduct our business. In the future we anticipate requiring additional office space and additional personnel; however, it is unknown at this time how much space or how many individuals will be required.

ITEM 3. LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are not presently a party to any material litigation, nor to the knowledge of management is any litigation threatened against us, which may materially affect us.

PART II

ITEM 5.	MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSUER PURCHASE OF EQUITY SECURITIES

Market Information

We intend to file for inclusion of our common stock on the Over-the-Counter Bulletin Board; however, there can be no assurance that FINRA will approve the inclusion of the common stock. Prior to the date of this report, our common stock was not traded.

Inclusion on the OTC Bulletin Board permits price quotations for our shares to be published by that service. At this time we have not submitted an application to a market maker for the OTC Bulletin Board. Therefore, we do not anticipate our shares to immediately be traded in the public market. Also, secondary trading of our shares may be subject to certain state imposed restrictions. Besides the possible future application we may submit to a market maker for the OTC Bulletin Board, there are no plans, proposals, arrangements or understandings with any person concerning the development of a trading market in any of our securities. There can be no assurance that our shares will be accepted for trading on the OTC Bulletin Board or any other recognized trading market. Also, there can be no assurance that a public trading market will develop in the future or, if such a market does develop, that it can be sustained.

Without an active public trading market, a stockholder may not be able to liquidate their shares. If a market does develop, the price for our securities may be highly volatile and may bear no relationship to our actual financial condition or results of operations. Factors we discuss in this report, including the many risks associated with an investment in our securities, may have a significant impact on the market price of our common stock.

The ability of individual stockholder to trade their shares in a particular state may be subject to various rules and regulations of that state. A number of states require that an issuer's securities be registered in their state or appropriately exempted from registration before the securities are permitted to trade in that state. Presently, we have no plans to register our securities in any particular state.

Holders of Common Stock

As of February 25, 2011, we had approximately 81 stockholders of record of the 15,344,000 shares outstanding.

Dividends

The payment of dividends is subject to the discretion of our Board of Directors and will depend, among other things, upon our earnings, our capital requirements, our financial condition, and other relevant factors. We have not paid or declared any dividends upon our common stock since our inception and, by reason of our present financial status and our contemplated financial requirements, do not anticipate paying any dividends upon our common stock in the foreseeable future.

We have never declared or paid any cash dividends. We currently do not intend to pay cash dividends in the foreseeable future on the shares of common stock. We intend to reinvest any earnings in the development and expansion of our business. Any cash dividends in the future to common stockholders will be payable when, as and if declared by our Board of Directors, based upon the Board’s assessment of:

•	our financial condition;

•	earnings;

•	need for funds;

•	capital requirements;

•	prior claims of preferred stock to the extent issued and outstanding; and

•	other factors, including any applicable laws.

Therefore, there can be no assurance that any dividends on the common stock will ever be paid.

Securities Authorized for Issuance under Equity Compensation Plans

We currently do not maintain any equity compensation plans.

Recent Sales of Unregistered Securities

We have no recent sales of unregistered securities.

Use of Proceeds

On June 17, 2010 we filed a Registration Statement with the Securities and Exchange Commission wherein we registered 5,344,000 shares of our common stock. Our Registration Statement became effective on September 22, 2010. On February 18, 2011, we completed our offering for 4,800,000 shares of our common stock, resulting in gross proceeds of $60,000. The common stock sold in our initial public offering to 79 investors was issued on February 17, 2011. 544,000 additional shares were registered per the terms of the Retainer Agreement with our counsel, Stoecklein Law Group.

The amount of expenses incurred in connection with the issuance and distribution of the securities as of the date of this report was $9,000, of which $5,000 was legal fees, $3,000 was audit fees, and $1,000 was accounting fees.

Issuer Purchases of Equity Securities

The Company did not repurchase any of its equity securities during the fourth quarter ended December 31, 2010.

ITEM 6. SELECTED FINANCIAL DATA

     Not applicable.

ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Except for the historical information, the following discussion contains forward-looking statements that are subject to risks and uncertainties. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the risks described in “Risk Factors” and elsewhere in this annual report. Our discussion and analysis of our financial condition and results of operations should be read in conjunction with the financial statements and related notes and with the understanding that our actual future results may be materially different from what we currently expect.

Business Development

Oraco Resources, Inc., is a development stage company incorporated in the State of Nevada in April of 2010. In February of 2011, we changed our name from Sterilite Solutions, Corp., to Oraco Resources, Inc. We were formed to engage in the business of distributing and manufacturing cleaning/sterilization solutions to consumers, public institutions and distributors of cleaning/janitorial supplies which are provided to us by Integrated Environmental Technologies, Ltd.

Since our inception on April 6, 2010 through December 31, 2010, we have not generated any revenues and have incurred a net loss of $41,002. Since April of 2010, our only business activity was the formation of our corporate entity, the development of our business model, and our ability to secure a trademark for our private label solution (Sterilite Solutions™). Additionally, we anticipate the possibility of generating revenues through our website (www.sterilitesolutions.com) in the next twelve months, of which we can provide no assurance.

How We Plan To Generate Revenue

Oraco’s plan of revenue generation is based up the marketing and sales of our private labeled product Sterilite Solutions™. Our plan is to market our product through our website (www.sterilitesolutions.com), as well as through personal relationship development and on-site sales presentations and demonstrations. Through our corporate officer’s personal contacts in the service and industrial industries, our intention is to seek opportunities for the trial use of our product in industries which the sterilization capability of our product would be useful, “green” alternative to sterilization methods currently being used. We are focusing on industries related to health and hospitality as well as agricultural and mining. Recently we commenced discussions with a mining operation in a third world country, in anticipation of selling a version of our product for purposes of neutralizing the impact of mercury utilized in the mining operations.

Results of Operations for the Year Ended December 31, 2010

Revenue

Since our inception on April 6, 2010 through December 31, 2010, we did not generate any revenues. We anticipate that the current economic recession have a material adverse affect on our continuing operations. Furthermore the decrease operating budgets of businesses which would benefit from the use of our product, could have a materially adverse affect on the promotion and sale of our product.

Costs and Expenses

Operating expenses totaled $40,914 during the year ended December 31, 2010. Operating expenses consisted of depreciation, general and administrative and professional fees in the year ended December 31, 2010.

Professional fees totaled $38,557 from the year ended December 31. Professional fees include legal, Edgar and accounting fees related to our efforts to become a public reporting company.

General and administrative expenses totaled $1,933 from the year ended December 31, 2010.

Depreciation totaled $424 for the year ended December 31, 2010.

During the year ended December 31, 2010, there was no executive compensation.

Liquidity and Capital Resources

The following table summarizes total current assets, total current liabilities and working capital at December 31, 2010.

December 31, 2010

Current Assets	$93

Current Liabilities	$20,714

Working Capital	$(20,621)

Liquidity is a measure of a company’s ability to meet potential cash requirements. We have historically met our capital requirements through the issuance of stock and by borrowings. In the future, we anticipate we will be able to provide the necessary liquidity we need by the revenues generated from operations.

Since inception, we have financed our cash flow requirements through issuance of common stock and related party notes payable. As we expand our activities, we may, and most likely will, continue to experience net negative cash flows from operations, pending receipt of listings or some form of advertising revenues. Additionally, we anticipate obtaining additional financing to fund operations through common stock offerings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital. In the future we need to generate sufficient revenues from product sales in order to eliminate or reduce the need to sell additional stock or obtain additional loans. There can be no assurance we will be successful in raising the necessary funds to execute our business plan.

Additionally, we are considering focusing more of operations on the research and product implementation into the industries of mining and the sterilization of mining facilities and operations.

We anticipate that we will incur operating losses in the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets. Such risks for us include, but are not limited to, an evolving and unpredictable business model and the management of growth. To address these risks, we must, among other things, obtain a customer base, implement and successfully execute our business and marketing strategy, continually develop and upgrade our website, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

Off-balance Sheet Arrangements

The Company has no off-balance sheet arrangements and does not anticipate entering into any such arrangements in the foreseeable future.

Critical Accounting Policies

General – The preparation of financial statements in accordance with accounting standards generally accepted in the United States requires management to make estimates and assumptions that affect both the recorded values of assets and liabilities at the date of the financial statements and the revenues recognized and expenses incurred during the reporting period. Our estimates and assumptions affect our recognition of deferred expenses, income taxes, the carrying value of our long-lived assets and our provision for certain contingencies. We evaluate the reasonableness of these estimates and assumptions continually based on a combination of historical information and other information that comes to our attention that may vary our outlook for the future. Actual results may differ from these estimates under different assumptions.

Going Concern– The financial statements have been prepared on the basis of a going concern, which contemplates that we will be able to realize assets and discharge liabilities in the normal course of business. Accordingly, they do not give effect to adjustments that would be necessary should we be required to liquidate its assets. For the period from inception (April 6, 2010) to December 31, 2010, we have incurred a net loss of $41,002. The ability of the Company to meet its total liabilities of $24,714 and to continue as a going concern is dependent upon the availability of future funding and upon achieving profitable operations. If we are unable to continue as a going concern, there is uncertainty relative to full recoverability of its assets.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     This item in not applicable as we are currently considered a smaller reporting company.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

See Index to Financial Statements and Financial Statement Schedules appearing on page F-1 through F-12 of this Form 10-K.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

We have had no disagreements with our independent auditors on accounting or financial disclosures.

ITEM 9A (T). CONTROLS AND PROCEDURES

Our Chief Executive Officer and Principal Financial Officer, Bradley Rosen and Donna Moore, respectively, evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act as of the end of the period covered by this Report. Based on that evaluation, Mr. Rosen and Mrs. Moore concluded that, as of December 31, 2010, our disclosure controls and procedures are designed at a reasonable assurance level and are effective to provide reasonable assurance that information we are required to disclose in the reports that we file or submit under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our chief executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

There were no changes in our internal control over financial reporting that occurred during our most recent fiscal quarter that have materially affected, or reasonably likely to materially affect, our internal control over financial reporting.

Management’s Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control, as is defined in the Securities Exchange Act of 1934. These internal controls are designed to provide reasonable assurance that the reported financial information is presented fairly, that disclosures are adequate and that the judgments inherent in the preparation of financial statements are reasonable. There are inherent limitations in the effectiveness of any system of internal controls, including the possibility of human error and overriding of controls. Consequently, an effective internal control system can only provide reasonable, not absolute, assurance with respect to reporting financial information.

Our internal control over financial reporting includes policies and procedures that: (i) pertain to maintaining records that in reasonable detail accurately and fairly reflect our transactions; (ii) provide reasonable assurance that transactions are recorded as necessary for preparation of our financial statements in accordance with generally accepted accounting principles and the receipts and expenditures of company assets are made and in accordance with our management and directors authorization; and (iii) provide reasonable assurance regarding the prevention or timely detection of unauthorized acquisition, use or disposition of assets that could have a material effect on our financial statements.

Our internal control over financial reporting includes policies and procedures that: (i) pertain to maintaining records that in reasonable detail accurately and fairly reflect our transactions; (ii) provide reasonable assurance that transactions are recorded as necessary for preparation of our financial statements in accordance with generally accepted accounting principles and the receipts and expenditures of company assets are made and in accordance with our management and directors authorization; and (iii) provide reasonable assurance regarding the prevention or timely detection of unauthorized acquisition, use or disposition of assets that could have a material effect on our financial statements.

Management has undertaken an assessment of the effectiveness of our internal control over financial reporting based on the framework and criteria established in the Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based upon this evaluation, management concluded that our internal control over financial reporting was effective as of December 31, 2010.

This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our registered public accounting firm pursuant to the temporary rules of the Securities and Exchange Commission that permit the company to provide only management’s report in this annual report.

ITEM 9B. OTHER INFORMATION

     None.

PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The sole member of our Board of Directors serves without compensation until the next annual meeting of stockholders, or until his successor has been elected. The officers serve at the pleasure of the Board of Directors. At present, Steven A. Subick and Jodi Redmond are our officers and director. Information as to the director and executive officer is as follows:

Name	Age	Title
Steven R. Subick	33	President, Treasurer, Director
Jodi Redmond	26	Secretary

Duties, Responsibilities and Experience

Steven A. Subick. President, Director and founder of Oraco Resources, Inc., from April 3, 2010 to present. Originally born in Philadelphia, Pennsylvania, Mr. Subick attended Temple University focusing his studies in business management and marketing. From May of 2010 to present, Mr. Subick is employed as a poker dealer at Gila River Wild Horse Pass Casino. From 2009 to 2010, Mr. Subick was a representative of State Farm Life Insurance as a licensed insurance provider for the State of Arizona. Prior to working with State Farm, Mr. Subick held a position as a Marketing Associate for Sysco Arizona, representing over 13,000 products for the company from 2007 to 2009. In addition, Mr. Subick was an On-Premise Supervisor for Crescent Crown Distributing, working with local establishments in increasing sales of Coors Products through special events and promotions. Mr. Subick worked with Crescent Crown from 2003-2007. Mr. Subick’s prior sales management experience has led us to the conclusion he would be capable to serve as our Director. Mr. Subick will be responsible for the day to day operation of the company.

Jodi Redmond. Secretary of Oraco Resources, Inc., from January 14, 2011 to present. Originally born in Charlotte, North Carolina, Ms. Redmond moved to the greater Phoenix area where she attended college at Central Arizona College. From 2009 to present, Ms. Redmond has worked at The Silver Spur Grill in Maricopa, Arizona. From 2007 to 2009, Ms Redmond was a co-owner of Tator-Tot’s Daycare. Prior to her time spent with Tator-Tot’s, she was the office manager with Toliver’s Carpet One Cleaning from 2006 to 2007. From 2003 to 2006, Ms. Redmond was the manager of Bandana’s Grill and Deli. Ms. Redmond’s experience in management with both the hospitality and child care industries has led us to the conclusion she will be capable to serve in the capacity as our Secretary.

Limitation of Liability of Directors

Pursuant to the Nevada General Corporation Law, our Articles of Incorporation exclude personal liability for our Directors for monetary damages based upon any violation of their fiduciary duties as Directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a Director receives an improper personal benefit. This exclusion of liability does not limit any right which a Director may have to be indemnified and does not affect any Director’s liability under federal or applicable state securities laws. We have agreed to indemnify our directors against expenses, judgments, and amounts paid in settlement in connection with any claim against a Director if he acted in good faith and in a manner he believed to be in our best interests.

Election of Directors and Officers

Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

No Executive Officer or Director of the Corporation has been the subject of any Order, Judgment, or Decree of any Court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring suspending or otherwise limiting him from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

No Executive Officer or Director of the Corporation has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding which is currently pending.

No Executive Officer or Director of the Corporation is the subject of any pending legal proceedings.

Involvement in Certain Legal Proceedings

No Executive Officer or Director of the Corporation has been the subject of any Order, Judgment, or Decree of any Court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring suspending or otherwise limiting him/her from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

No Executive Officer or Director of the Corporation has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding which is currently pending.

Audit Committee and Financial Expert

We do not have an Audit Committee. Our director performs some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditor’s independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

We have no financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our start-up operations, we believe the services of a financial expert are not warranted.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers and directors, and persons who beneficially own more than ten percent of an issuer's common stock, which has been registered under Section 12 of the Exchange Act, to file initial reports of ownership and reports of changes in ownership with the SEC. As a company with securities registered under Section 15(d) of the Exchange Act, our executive officers and directors, and persons who beneficially own more than ten percent of our common stock are not required to file Section 16(a) reports.

Corporate Governance

Nominating Committee

We do not have a Nominating Committee or Nominating Committee Charter. Our Board of Directors performs some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are an initial-stages operating company with limited operations and resources.

ITEM 11. EXECUTIVE COMPENSATION

Summary Compensation

During the year ended December 31, 2010, neither Mr. Subick nor Ms. Redmond received any compensation for their roles associated as the company’s officers, or in the case of Mr. Subick, as its sole director.

Future Compensation

Both Mr. Subick and Ms. Redmond have agreed to provide services to us without further compensation until such time as we have sufficient earnings from our revenue.

Director Compensation

As a result of having limited resources we do not currently have an established compensation package for board members.

Board Committees

We do not currently have any committees of the Board of Directors, as our Board consisted of one member during the year ended December 31, 2010. Additionally, due to the nature of our intended business, the Board of Directors does not foresee a need for any committees in the foreseeable future.

ITEM 12.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information, to the best of our knowledge, about the beneficial ownership of our common stock on February 25, 2011 relating to the beneficial ownership of our common stock by those persons known to beneficially own more than 5% of our capital stock and by our directors and executive officers. The percentage of beneficial ownership before the offering for the following table is based on 15,344,000 shares of common stock outstanding.

Security Ownership of Management

Name of Beneficial Owner	Number Of Shares	Percent Beneficially Owned
Steven A. Subick	10,000,000	65%
All Directors, Officers and Principle Stockholders as a Group	10,000,000	65%

“Beneficial ownership” means the sole or shared power to vote or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days from the date of this filing.

ITEM 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPNDENCE

The Company utilizes office space provided at no cost from Mr. Subick, our President/Treasurer and sole director. Office services are provided without charge by the Company’s director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected.

During April of 2010, Mr. Subick received 10,000,000 shares of common stock, at a price of $0.001 per share as a founder of Oraco Resources, Inc. In his capacity as President/Treasurer and sole director and promoter of Oraco Resources, Inc., Mr. Subick has developed the website and business plan. The proceeds from the sale of the shares to Mr. Subick, $12,500, constituted the initial cash capitalization of the company.

ITEM 14. PRINCIPAL ACCOUNTING FEES AND SERVICES

(1) AUDIT FEES

The aggregate fees billed for professional services rendered by De Joya Griffith & Company, LLC., for the audit of our annual financial statements and review of the financial statements included in our Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2010 was $6,500.

(2) AUDIT-RELATED FEES

None.

(3) TAX FEES

None.

(4) ALL OTHER FEES

None.

(5) AUDIT COMMITTEE POLICIES AND PROCEDURES

We do not have an audit committee.

(6) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

PART IV

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES

(a)

1.	The financial statements listed in the "Index to Financial Statements" at page 27 are filed as part of this report.

2.	Financial statement schedules are omitted because they are not applicable or the required information is shown in the financial statements or notes thereto.

3.	Exhibits included or incorporated herein: See index to Exhibits.

(b) Exhibits

Incorporated by reference
Exhibit Number	Exhibit Description	Filed herewith	Form	Period ending	Exhibit	Filing date
3(i)(a)	Articles of Incorporation of Oraco Resources, Inc.		S-1		3(i)(a)	6/17/10
3(ii)(a)	Bylaws of Oraco Resources, Inc.		S-1		3(ii)(a)	6/17/10
10.1	Subscription Agreement		S-1		10.1	6/17/10
31.1	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act	X
31.2	Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act	X
32.1	Certification Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act	X
32.2	Certification Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act	X

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

ORACO RESOURCES, INC.

By: /S/ Bradley Rosen
Bradley Rosen, Chief Executive Officer

Date: July 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/S/ Bradley Rosen	Chief Executive Officer, President and	July 20, 2011
Bradley Rosen	Director (Principal Executive Officer)

/S/ Donna S. Moore	Chief Financial Officer and Treasurer	July 20, 2011
Donna S. Moore	(Principal Financial Officer)

/S/ Anne Thomas	Secretary, Comptroller and Director	July 20, 2011
Anne Thomas

/S/ Chris Butchko	Executive Vice President, Chief Operating	July 20, 2011
Chris Butchko	Officer and Director

ORACO RESOURCES, INC.

INDEX TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (APRIL 6, 2010) TO DECEMBER 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Oraco Resources, Inc.

We have audited the accompanying balance sheet of Oraco Resources, Inc., (A Development Stage Company) as of December 31, 2010 and the related statement of operations, stockholders’ deficit, and cash flows from inception (April 6, 2010) to December 31, 2010. Oraco Resources, Inc., management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over the financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oraco Resources, Inc. (A Development Stage Company) as of December 31, 2010, and the result of its operation and its cash flow from inception (April 6, 2010) to December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

De Joya Griffith & Company, LLC
/s/ De Joya Griffith & Company, LLC
Henderson, Nevada
February 24, 2011

ORACO RESOURCES, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
(AUDITED)

December 31,
2010
ASSETS

Current assets:
Cash	$93
Total current assets	93

Other assets:
Furniture and equipment, net	1,736
Trademark	975
Website, net	208
Total other assets	2,919

Total assets	$3,012

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$20,626
Accrued interest payable - related party	88
Total current liabilities	20,714

Long term liabilities:
Notes payable - related party	4,000
Total long term liabilities	4,000

Total liabilities	24,714

Stockholders' deficit:
Preferred stock, $0.001 par value, 10,000,000 shares
authorized, no shares issued and outstanding	-
Common stock, $0.001 par value, 100,000,000 shares
authorized, 10,544,000 shares issued and outstanding	10,544
Additional paid-in capital	8,756
Deficit accumulated during development stage	(41,002)
Total stockholders' deficit	(21,702)

Total liabilities and stockholders' deficit	$3,012

See Accompanying Notes to Financial Statements.

ORACO RESOURCES, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
(AUDITED)

Inception
(April 6, 2010)
to
December 31,
2010

Revenue	$-

Operating expenses:
Depreciation and amortization	424
General and administrative	1,933
Professional fees	38,557
Total operating expenses	40,914

Loss from operations	(40,914)

Other expense:
Interest expense - related party	(88)
Total other expense	(88)

Net loss	$(41,002)

Weighted average number of common shares	10,544,000
outstanding - basic

Net loss per share - basic	$(0.00)

See Accompanying Notes to Financial Statements

ORACO RESOURCES, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY
(AUDITED)

						Deficit
					Additional	Accumulated During	Total
	Preferred Shares		Common Shares		Paid-In	Development	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Stage	Deficit
April 6, 2010
Issuance of common stock for cash on organization of the Company	-	$-	10,000,000	$10,000	$2,500	$-	$12,500

April 6, 2010
Issuance of common stock for professional fees	-	-	544,000	544	6,256	-	6,800

Net loss	-	-	-	-	-	(41,002)	(41,002)

Balance, December 31, 2010	-	$-	10,544,000	$10,544	$8,756	$(41,002)	$(21,702)

See Accompanying Notes to Financial Statements

ORACO RESOURCES, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
(AUDITED)

Inception
(April 6, 2010)
to
December 31,
2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(41,002)
Adjustments to reconcile net loss
to net cash used in operating activities:
Shares issued for services	6,800
Depreciation and amortization	424
Changes in operating assets and liabilities:
Increase in accounts payable	20,626
Increase in accrued interest payable	88

Net cash used in operating activities	(13,064)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of furniture and equipment	(2,118)
Purchase of trademark	(975)
Purchase of website development	(250)

Net cash used in investing activities	(3,343)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable - related party	4,000
Proceeds from sale of common stock, net of offering costs	12,500

Net cash provided by financing activities	16,500

NET CHANGE IN CASH	93

CASH AT BEGINNING OF YEAR	-

CASH AT END OF YEAR	$93

SUPPLEMENTAL INFORMATION:
Interest paid	$-
Income taxes paid	$-

Non-cash activities:
Number of shares issued for services	68,000
See Accompanying Notes to Financial Statements.

ORACO RESOURCES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization
The Company was incorporated on April 6, 2010 (Inception) under the laws of the State of Nevada, as Sterilite Solutions Corp. On February 23, 2011, the Company amended its articles of incorporation and changed its name to Oraco Resources, Inc.
The Company has not commenced significant operations and, in accordance with ASC Topic 915, the Company is considered a development stage company.
Nature of operations
The Company is a manufacturer and distributor of cleaning and sterilization products to consumers, public institutions and other distributors.

Cash and cash equivalents
For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

Furniture and equipment
Furniture and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred. When furniture and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate. The estimated useful lives for significant furniture and equipment categories are as follows:

Computer equipment 3 years

The Company reviews the carrying value of furniture and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition and other economic factors. Based on this assessment there was no impairment as December 31, 2010. Depreciation expense for the period of Inception (April 6, 2010) to December 31, 2010 totaled $383.

Trademarks
ASC 350 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of ASC 350. This standard also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment. As of December 31, 2010, the Company believes there is no impairment of its intangible assets.

The Company's intangible assets consist of the costs of filing and acquiring various trademarks. The trademarks are recorded at cost. The Company determined that the trademarks have an estimated useful life of 10 years and will be reviewed annually for impairment. Amortization will be recorded over the estimated useful life of the assets using the straight-line method for financial statement purposes. The Company will commence amortization once the economic benefits of the assets begin to be consumed and they plan to record amortization once production begins and the related revenues are recorded.

ORACO RESOURCES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Website
The Company capitalizes the costs associated with the development of the Company’s website pursuant to ASC Topic 350. Other costs related to the maintenance of the website are expensed as incurred. Amortization is provided over the estimated useful lives of 3 years using the straight-line method for financial statement purposes. The Company has commenced amortization upon completion the Company’s fully operational website. Amortization expense for the period of Inception (April 6, 2010) to December 31, 2010 totaled $41.

Revenue Recognition
We recognize revenue when all of the following conditions are satisfied: (1) there is persuasive evidence of an arrangement; (2) the product or service has been provided to the customer; (3) the amount of fees to be paid by the customer is fixed or determinable; and (4) the collection of our fees is probable.

The Company will record revenue when it is realizable and earned and the products have been shipped to the customers.
Advertising Costs
Advertising costs are anticipated to be expensed as incurred; however there were no advertising costs included in general and administrative expenses for the period of Inception (April 6, 2010) to December 31, 2010.
Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2010. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Stock-based compensation
The Company records stock based compensation in accordance with the guidance in ASC Topic 718 which requires the Company to recognize expense related to the fair value of its employee stock option awards. This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

Earnings per share
The Company follows ASC Topic 260 to account for the earnings per share. Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

ORACO RESOURCES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income taxes
The Company follows ASC Topic 740 for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.
Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. ASC Topic 740 only allows the recognition of those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities. As of December 31, 2010, the Company reviewed its tax positions and determined there were no outstanding, or retroactive tax positions with less than a 50% likelihood of being sustained upon examination by the taxing authorities, therefore this standard has not had a material affect on the Company.
The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

The Company classifies tax-related penalties and net interest as income tax expense. As of December 31, 2010, no income tax expense has been incurred.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Recent pronouncements

The Company has evaluated the recent accounting pronouncements through ASU 2011-01 and believes that none of them will have a material effect on the company’s financial statements.

ORACO RESOURCES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated revenues from operations. Since its inception, the Company has been engaged substantially in financing activities and developing its business plan and incurring start up costs and expenses. As a result, the Company incurred accumulated net losses from Inception (April 6, 2010) through the period ended December 31, 2010 of ($41,002). In addition, the Company’s development activities since inception have been financially sustained through equity financing.
The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 3 – FURNITURE AND EQUIPMENT

Furniture and equipment consisted of the following as of:

December 31,
2010
Computer equipment	$2,118
Accumulated depreciation	(382)
$1,736

During the period from Inception (April 6, 2010) through December 31, 2010, the Company recorded depreciation expense of $382.

NOTE 4 – WEBSITE

Website consisted of the following as of:

December 31,
2010
Website	$250
Accumulated depreciation	(42)
$208

During the period from Inception (April 6, 2010) through December 31, 2010, the Company recorded amortization expense of $42.

ORACO RESOURCES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 5 – TRADEMARK

Trademarks consisted of the following as of:

December 31,
2010
Trademarks	$975
Accumulated amortization	-
$975

During the period from Inception (April 6, 2010) through December 31, 2010, the Company recorded amortization expense of $0.

NOTE 6 – LINE OF CREDIT – RELATED PARTY

Line of credit consists of the following at:

December 31, 2010
Revolving credit line due to an officer and directors of the Company, unsecured, 6% interest, due in July 2013	$4,000

$4,000

On July 27, 2010, the Company executed a line of credit in the amount of $20,000 with Steven Subick. The line of credit carries an annual interest rate of 6% and has a term of three year, at which any outstanding balance is due in full. As of December 31, 2010, an amount of $4,000 had been used for general corporate purposes with a remaining balance of $16,000 available.

During the period from Inception (April 6, 2010) through December 31, 2010, interest expense was $88.

NOTE 7 – INCOME TAXES

At December 31, 2010, the Company had a federal operating loss carryforward of $41,002, which begins to expire in 2030.

Components of net deferred tax assets, including a valuation allowance, are as follows at December 31, 2010:

2010
Deferred tax assets:
Net operating loss carry forward	$14,351
Total deferred tax assets	14,351
Less: Valuation allowance	(14,351)
Net deferred tax assets	$-

ORACO RESOURCES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

The valuation allowance for deferred tax assets as of December 31, 2010 was $14,351, which will begin to expire 2030. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of December 31, 2010 and maintained a full valuation allowance.

Reconciliation between the statutory rate and the effective tax rate is as follows at December 31, 2010:

2010
Federal statutory rate	(35.0)%
State taxes, net of federal benefit	(0.00)%
Change in valuation allowance	35.0%
Effective tax rate	0.0%

NOTE 8 – STOCKHOLDERS’ EQUITY
The Company is authorized to issue 100,000,000 shares of its $0.001 par value common stock and 10,000,000 shares of its $0.001 par value preferred stock.

On February 23, 2011, the Company effected a 8-for-1 forward stock split of its $0.001 par value common stock.

All shares and per share amounts have been retroactively restated to reflect the split discussed above.

Common Stock
On April 6, 2010, the Company issued its sole officer and director of the Company 10,000,000 shares of its $0.001 par value common stock at a price of $0.001 per share for cash of $12,500.
On April 6, 2010, the Company issued 544,000 shares of its common stock toward legal fees at a value of $0.013 per share. The shares were valued with the fair value of the services rendered.
During the period from Inception (April 6, 2010) to December 31, 2010, there have been no other issuances of common stock.

NOTE 9 – WARRANTS AND OPTIONS

As of December 31, 2010, there were no warrants or options outstanding to acquire any additional shares of common stock.

ORACO RESOURCES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 10 – RELATED PARTY TRANSACTIONS

On April 6, 2010, the Company issued its sole officer and director of the Company 10,000,000 shares of its $0.001 par value common stock at a price of $0.001 per share for cash of $12,500.
On July 27, 2010, the Company executed a line of credit in the amount of $20,000 with Steven Subick, the sole officer and director of the Company. The line of credit carries an annual interest rate of 6% and has a term of three year, at which any outstanding balance is due in full. As of December 31, 2010, an amount of $4,000 had been used for general corporate purposes with a remaining balance of $16,000 available.

NOTE 11 – SUBSEQUENT EVENTS

During the month ended January 31, 2011, the Company received an additional $6,000 from Steven Subick as a draw on the line of credit.

On February 23, 2011, the Company effected a 8-for-1 forward stock split of its $0.001 par value common stock.

On February 23, 2011, the Company amended its articles of incorporation and changed its name to Oraco Resources, Inc.

During the two months ended February 28, 2011, the Company sold a total of 4,800,000 shares of its $0.001 par value common stock for cash totaling $60,000.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-Q/A
(Amendment No. 1)

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2011

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number 333-167607

ORACO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	27-2300414
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

605 West Knox Road, Suite 102, Tempe, AZ.	85284
(Address of principal executive offices)	(Zip Code)

(480) 588-3333
(Registrant’s telephone number, including area code)

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Indicate by check mark whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
Yes ☒ No ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Ruble 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes ☒ No ☐

The number of shares of Common Stock, $0.001 par value, outstanding on May 13, 2011 was 15,344,000 shares.

*EXPLANATORY NOTE –The Registrant is amending this Form 10-Q to indicate that it is a shell company by checking the shell box on the cover page; and (ii) revise its “disclosure controls and procedures” disclosure under Item 4T to include and refer to the full definition of “disclosure controls and procedures” as defined in Rule 13a-15(e) of the Exchange Act. No other disclosure was changed.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

	March 31,	December 31,
	2011	2010
ASSETS	(unaudited)	(audited)

Current assets:
Cash	$31	$93
Total current assets	31	93

Other assets:
Fixed assets, net	6,774	1,736
Trademark	975	975
Website, net	188	208
Total other assets	7,937	2,919

Total assets	$7,968	$3,012

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$-	$20,626
Accrued interest payable - related party	214	88
Total current liabilities	214	20,714

Long term liabilities:
Line of credit - related party	10,000	4,000
	10,000	4,000

Total liabilities	10,214	24,714

Stockholders' deficit:
Preferred stock, $0.001 par value, 10,000,000 shares
authorized, no shares issued and outstanding	-	-
Common stock, $0.001 par value, 100,000,000 shares
authorized, 15,344,000 and 10,544,000 shares issued and outstanding
as of March 31, 2011 and December 31, 2010, respectively	15,344	10,544
Additional paid-in capital	63,956	8,756
Common stock payable	700	-
Deficit accumulated during development stage	(82,246)	(41,002)
Total stockholders' deficit	(2,246)	(21,702)

Total liabilities and stockholders' deficit	$7,968	$3,012

See Accompanying Notes to Financial Statements.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS

	For the	Inception
	three months	(April 6, 2010)
	ended	to
	March 31,	March 31,
	2011	2011
	(unaudited)	(unaudited)

Revenue	$-	$-

Operating expenses:
Depreciation and amortization	637	1,061
General and administrative	149	2,082
Professional fees	40,337	78,894
Total operating expenses	41,123	82,037

Loss from operations	(41,123)	(82,037)

Other expense:
Interest income	5	5
Interest expense - related party	(126)	(214)
Total other expense	(121)	(209)

Net loss	$(41,244)	$(82,246)

Weighted average number of common shares	12,784,000
outstanding - basic

Net loss per share - basic	$(0.00)

See Accompanying Notes to Financial Statements.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS

	For the	Inception
	three months	(April 6, 2010)
	ended	to
	March 31,	March 31,
	2011	2011
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(41,244)	$(82,246)
Adjustments to reconcile net loss
to net cash used in operating activities:
Shares issued for services	-	6,800
Depreciation and amortization	637	1,061
Changes in operating assets and liabilities:
(Decrease) in accounts payable	(20,626)	-
Increase in accrued interest payable	126	214

Net cash used in operating activities	(61,107)	(74,171)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of furniture and equipment	(5,376)	(7,494)
Purchase computer software	(279)	(279)
Purchase of trademark	-	(975)
Purchase of website development	-	(250)

Net cash used in investing activities	(5,655)	(8,998)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable - related party	6,000	10,000
Proceeds from sale of common stock, net of offering costs	60,000	72,500
Proceeds from sale of common stock payable, net of offering costs	700	700

Net cash provided by financing activities	66,700	83,200

NET CHANGE IN CASH	(62)	31

CASH AT BEGINNING OF YEAR	93	-

CASH AT END OF YEAR	$31	$31

SUPPLEMENTAL INFORMATION:
Interest paid	$-	$-
Income taxes paid	$-	$-

Non-cash activities:
Number of shares issued for services	-	68,000

See Accompanying Notes to Financial Statements.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation
The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.
These statements reflect all adjustments, consisting of normal recurring adjustments, which in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these condensed interim financial statements be read in conjunction with the financial statements of the Company for the period of Inception (April 6, 2010) to December 31, 2010 and notes thereto included in the Company’s 10-K annual report and all amendments. The Company follows the same accounting policies in the preparation of interim reports.
Results of operations for the interim period are not indicative of annual results.

Organization
On February 23, 2011, the Company amended its articles of incorporation and changed its name to Oraco Resources, Inc.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Cash and cash equivalents
For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

Fixed assets
Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate. The estimated useful lives for significant property and equipment categories are as follows:

Computer equipment 3 years
Computer software 1 year

The Company reviews the carrying value of property, plant and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition and other economic factors. Based on this assessment there was no impairment as March 31, 2011.

Trademarks
ASC 350 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of ASC 350. This standard also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment. As of March 31, 2011, the Company believes there is no impairment of its intangible assets.

The Company's intangible assets consist of the costs of filing and acquiring various trademarks. The trademarks are recorded at cost. The Company determined that the trademarks have an estimated useful life of 10 years and will be reviewed annually for impairment. Amortization will be recorded over the estimated useful life of the assets using the straight-line method for financial statement purposes. The Company will commence amortization once the economic benefits of the assets begin to be consumed and they plan to record amortization once production begins and the related revenues are recorded.

Website
The Company capitalizes the costs associated with the development of the Company’s website pursuant to ASC Topic 350. Other costs related to the maintenance of the website are expensed as incurred. Amortization is provided over the estimated useful lives of 3 years using the straight-line method for financial statement purposes. The Company has commenced amortization upon completion of the Company’s fully operational website. Amortization expense for the three months ended March 31, 2011 was $21.

Stock-based compensation
The Company records stock based compensation in accordance with the guidance in ASC Topic 505 and 718 which requires the Company to recognize expense related to the fair value of its employee stock option awards. This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

Earnings per share
The Company follows ASC Topic 260 to account for the earnings per share. Basic earning per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earning per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

Recent pronouncements
The Company has evaluated all the recent accounting pronouncements through ASU No. 2011-03 and believes that none of them will have a material effect on the Company’s financial statement.

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated revenues from operations. Since its inception, the Company has been engaged substantially in financing activities and developing its business plan and incurring start up costs and expenses. As a result, the Company incurred accumulated net losses from Inception (April 6, 2010) through the period ended March 31, 2011 of ($82,246). In addition, the Company’s development activities since inception have been financially sustained through equity financing.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 3 – FIXED ASSETS

Fixed assets consisted of the following as of:

	March 31,	December 31,
	2011	2010
Computer equipment	$7,495	$2,118
Computer software	279	-
Accumulated depreciation	(1,000)	(382)
	$6,774	$1,736

During the three months ended March 31, 2011, the Company recorded depreciation expense of $617.

NOTE 4 – WEBSITE

Website consisted of the following as of:

	March 31,	December 31,
	2011	2010
Website	$250	$250
Accumulated depreciation	(62)	(42)
	$188	$208

During the three months ended March 31, 2011, the Company recorded depreciation expense of $20.

NOTE 5 – TRADEMARK

Trademarks consisted of the following as of:

	March 31,	December 31,
	2011	2010
Trademarks	$975	$975
Accumulated amortization	-	-
	$975	$975

During the three months ended March 31, 2011, the Company recorded amortization expense of $0.

NOTE 6 – LINE OF CREDIT – RELATED PARTY

Line of credit consists of the following at:

	March 31, 2011	December 31, 2010
Revolving credit line due to an officer and director of the Company, unsecured, 6% interest, due in July 2013	$10,000	$4,000

	$10,000	$4,000

On July 27, 2010, the Company executed a line of credit in the amount of $20,000 with Steven Subick, a shareholder and Officer of the Company. The line of credit carries an annual interest rate of 6% and has a term of three year, at which any outstanding balance is due in full. As of March 31, 2011, an amount of $10,000 had been used for general corporate purposes with a remaining balance of $10,000 available.

During the three months ended March 31, 2011, interest expense was $126.

NOTE 7 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 100,000,000 shares of its $0.001 par value common stock and 10,000,000 shares of its $0.001 par value preferred stock.

On February 23, 2011, the Company effected a 8-for-1 forward stock split of its $0.001 par value common stock.

All shares and per share amounts have been retroactively restated to reflect the split discussed above.

Common Stock
On April 6, 2010, the Company issued its sole officer and director of the Company 10,000,000 shares of its $0.001 par value common stock at a price of $0.001 per share for cash of $12,500.
On April 6, 2010, the Company issued 544,000 shares of its common stock toward legal fees at a value of $0.013 per share. The shares were valued with the fair value of the services rendered.
On February 18, 2010, Company issued 4,800,000 shares of its common stock at a price of $0.013 per share for cash of $60,000.

During the three months ended March 31, 2011, there have been no other issuances of common stock.

NOTE 8 – WARRANTS AND OPTIONS

As of March 31, 2011, there were no warrants or options outstanding to acquire any additional shares of common stock.

NOTE 9 – RELATED PARTY TRANSACTIONS

During the three months ended March 31, 2011, the Company received a total of $6,000 from Steven Subick, a shareholder and Officer of the Company, as a draw on the line of credit.

During the three months ended March 31, 2011, the Company had consulting expenses totaling $400 for a director of the Company which was recorded to professional fees.

NOTE 10 – MATERIAL AGREEMENTS

On March 24, 2011, the Company, entered into a Share Exchange Agreement with Oraco Resources, Inc., a Canadian company (“ORI”) to acquire 100% of ORI’s outstanding common stock in exchange for 15,001,500 shares of common stock, concurrent with the Closing. Additionally, the agreement sets forth conditions that the Company shall have obtained a cancellation of 10,000,000 shares of common stock. The agreement with ORI, upon closing, will provide the Company with the ownership of 100% of ORI, which is involved in the diamond, gold, minerals and natural resources and exploration.

On March 24, 2011, the Company, entered into a Share Exchange Agreement with JYORK Industries Inc. Ltd., a Sierra Leone company (“JYORK”) to acquire 100% of JYORK’s outstanding common stock in exchange for 3,000,000 shares of common stock, concurrent with the Closing. The agreement with JYORK, upon closing, will provide the Company with the ownership of 100% of JYORK, which is involved in the diamond, gold, minerals and natural resources and exploration.

NOTE 11 – SUBSEQUENT EVENTS

On April 28, 2011, the Company entered into an Addendum No. 1 (“Addendum”) to the Share Exchange Agreements dated March 24, 2011 with Oraco Resources, Inc., a Canadian company (“ORI”) and JYORK Industries Inc. Ltd., a Sierra Leone company (“JYORK”). Pursuant to the Addendum the effective date was extended from April 8, 2011 to May 10, 2011 to complete the conditions set forth in the Merger Agreement.

On April 29, 2011, the Company formed a wholly-owned subsidiary, Merculite Distributing, Inc., a Nevada corporation (“Merculite”).

On May 6, 2011, we completed the spin-off (the “Spin-Off’) of the Company, and Merculite. Prior to the Spin-Off, Merculite was a wholly-owned subsidiary of the Company. In connection with the Spin-Off, the Company entered into the following Agreements (collectively, the “Spin-Off Agreements”):

•
a Separation and Distribution Agreement that sets forth the arrangements among the Company and Meculite regarding the principal transactions to separation, and that governs the relationship of the Company and Merculite after the Spin-Off;

•	Trademark License and Royalty Agreement that sets forth the arrangements among the Company and Merculite to assign the Sterilite Solutions trademark to Merculite

The Company and Merculite entered into a definitive Distribution Agreement governing the terms and conditions of the Spin-Off. The Spin-Off will be accomplished by the distribution by the Company of all shares of Merculite owned by it, among the shareholders of the Company on a pro rata basis. Each shareholder of the Company of record on May 6, 2011, the Distribution Record Date, will be distributed one share of Merculite common stock for each share of the Company stock owned by them.

The Company and Merculite entered into a Trademark Assignment and Acquisition Agreement, whereby the Company irrevocably assigns the Sterilite Solutions Mark in connection with the manufacturing, sub-contract manufacturing, production, marketing, promotion, distribution and sale of cleaning/neutralizing product. The Company acknowledges that Merculite will have the exclusive right to ownership and use of the trademarks owned by the Company in lieu of any of the Marks on the product.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

This Quarterly Report on Form 10-Q contains forward-looking statements and involves risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows, and business prospects. These statements include, among other things, statements regarding:

o	our ability to diversify our operations;

o	our ability to attract key personnel;

o	our ability to operate profitably;

o	our ability to efficiently and effectively finance our operations, and/or purchase orders;

o	inability to achieve future sales levels or other operating results;

o	inability to raise additional financing for working capital;

o	inability to efficiently manage our operations;

o	the inability of management to effectively implement our strategies and business plans;

o	the unavailability of funds for capital expenditures and/or general working capital;

o
the fact that our accounting policies and methods are fundamental to how we report our financial condition and results of operations, and they may require management to make estimates about matters that are inherently uncertain;

o	deterioration in general or regional economic conditions;

o	changes in U.S. GAAP or in the legal, regulatory and legislative environments in the markets in which we operate;

o	adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;

as well as other statements regarding our future operations, financial condition and prospects, and business strategies. These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Quarterly Report on Form 10-Q, if any and in particular, the risks discussed under the heading “Risk Factors” in Part II, Item 1A and those discussed in other documents we file with the Securities and Exchange Commission. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

References in the following discussion and throughout this quarterly report to “we”, “our”, “us”, “Oraco”, “the Company”, and similar terms refer to Oraco Resources, Inc. unless otherwise expressly stated or the context otherwise requires.

Business Development

Oraco Resources, Inc., is a development stage company incorporated in the State of Nevada in April of 2010. In February of 2011, we changed our name from Sterilite Solutions, Corp., to Oraco Resources, Inc. We were formed to engage in the business of distributing and manufacturing cleaning/sterilization solutions to consumers, public institutions and distributors of cleaning/janitorial supplies which are provided to us by Integrated Environmental Technologies, Ltd.

Since our inception on April 6, 2010 through March 31, 2011, we have not generated any revenues and have incurred a net loss of $82,246. Since April of 2010, our only business activity was the formation of our corporate entity, the development of our business model, the acquisition of our Sterilite Solutions, the internal testing of solutions, and securing a trademark for our private label solution (Sterilite Solutions™).

Our business plan focused on building Oraco Resources, Inc., into the premier provider for non-caustic, green cleaning/sterilization solutions which would be beneficial for both private consumers as well as public sectors, focusing on various institutional and agricultural industries, including solutions for the mining industries. Recent events have shifted the focus of our business and we are attempting to integrate the application of our former business model to mining industry.

More recently our focus has been on determining the efficacy of our Sterilite Solution on neutralizing the effects of mercury contamination resulting from the amalgamation process to extract gold from ore.

OUR BUSINESS

Business Development Summary

Oraco Resources, Inc. is a development stage company incorporated in the State of Nevada in April of 2010. We were formed to engage in the business of the sales and distribution of a non-caustic, green cleaning and sterilization solutions which would be beneficial for both private consumers as well as public sectors, focusing on various institutional and agricultural industries. The company is intending to provide one of the first non-caustic cleaning solutions using technology and product developed by Integrated Environmental Technologies, Ltd. (IET), EcaFlo® Anolyte (EPA Registration No. 82341). We have launched our initial website, which is designed to provide information of our product as well as provide contact information for prospective customers. Upon further development, we intend to provide online sales capability, as well as multi-media based product demonstrations. We commenced operation in April of 2010 through the posting of our website (www.sterilitesolutions.com).

On February 17, 2011, we completed our initial public offering through the sale of 600,000 shares of common stock, resulting in gross proceeds of $60,000. Our Registration Statement on Form S-1 (File No. 333-167607), related to our initial public offering, was declared effective by the SEC on September 22, 2010. A total of 600,000 shares of common stock were registered with the SEC with an aggregate offering price of $60,000. All of these shares were registered on our behalf.

On February 23, 2011, we changed our name from Sterilite Solutions, Corp. to Oraco Resources, Inc. The name change occurred as a result of a majority of the stockholders executing a consent approving the Board of Directors recommendation to change the Registrant’s name. In addition, we changed our address to 605 West Knox Road, Suite 102, Tempe, Arizona 85284.

On February 23, 2011, the Board of Directors resolved to effect an eight (8) to one (1) forward split of our common stock outstanding as of February 24, 2011. The number of shares of common stock issued and outstanding prior to the forward split was 1,918,000. Immediately after the forward split, the number of shares issued and outstanding increased to 15,344,000.

On March 24, 2011, we entered into a Share Exchange Agreement with Oraco Resources, Inc., a Canadian company (“ORI”), whereby we agreed to issue 15,001,500 shares of our restricted common stock in exchange for all of the issued and outstanding Class A Shares of ORI. Pursuant to the agreement the closing of the transaction was anticipated to take place on or before April 8, 2011. The acquisition, upon closing, would provide us with ownership of 100% of ORI.

Additionally, on March 24, 2011, we entered into another Share Exchange Agreement with JYORK Industries Inc. Ltd., a Sierra Leone company (“JYORK”), whereby we agreed to issue 3,000,000 shares of our restricted common stock in exchange for all of the issued and outstanding shares of JYORK. Pursuant to the agreement the closing of the transaction was anticipated to take place on or before April 8, 2011. The acquisition, upon closing, would provide us with ownership of 100% of JYORK.

Both the ORI and JYORK share exchange agreements mentioned above will be collectively referred to as the “Agreements”.

Subsequent Events

On April 28, 2011, we entered into an Addendum No. 1 (“Addendums”) to the Share Exchange Agreement and Plan of Reorganization dated March 7, 2011 (“Original Agreement”) between among ORI and JYORK. Pursuant to each Addendum the effective date was extended from April 8, 2011 to May 10, 2011 to complete the conditions set forth in the Original Agreement.

On April 29, 2011, the Company formed a wholly-owned subsidiary, Merculite Distributing, Inc., a Nevada corporation (“Merculite”).

On May 6, 2011, we completed the spin-off (the “Spin-Off’) of the Company, and Merculite. Prior to the Spin-Off, Merculite was a wholly-owned subsidiary of the Company. In connection with the Spin-Off, the Company entered into the following Agreements (collectively, the “Spin-Off Agreements”):

•
a Separation and Distribution Agreement that sets forth the arrangements among the Company and Meculite regarding the principal transactions to separation, and that governs the relationship of the Company and Merculite after the Spin-Off;

•	Trademark License and Royalty Agreement that sets forth the arrangements among the Company and Merculite to assign the Sterilite Solutions trademark to Merculite

The Company and Merculite entered into a definitive Distribution Agreement governing the terms and conditions of the Spin-Off. The Spin-Off will be accomplished by the distribution by the Company of all shares of Merculite owned by it, among the shareholders of the Company on a pro rata basis. Each shareholder of the Company of record on May 6, 2011, the Distribution Record Date, will be distributed one share of Merculite common stock for each share of the Company stock owned by them.

The Company and Merculite entered into a Trademark Assignment and Acquisition Agreement, whereby the Company irrevocably assigns the Sterilite Solutions Mark in connection with the manufacturing, sub-contract manufacturing, production, marketing, promotion, distribution and sale of cleaning/neutralizing product. The Company acknowledges that Merculite will have the exclusive right to ownership and use of the trademarks owned by the Company in lieu of any of the Marks on the product.

How We Plan To Generate Revenue

Oraco’s plan of revenue generation is based up the marketing and sales of our private labeled product Sterilite Solutions™. Our plan is to market our product through our website (www.sterilitesolutions.com), as well as through personal relationship development and on-site sales presentations and demonstrations. Through our corporate officer’s personal contacts in the service and industrial industries, our intention is to seek opportunities for the trial use of our product in industries which the sterilization capability of our product would be useful, “green” alternative to sterilization methods currently being used. We are focusing on industries related to health and hospitality as well as agricultural and mining. Recently we commenced discussions with a mining operation in a third world country, in anticipation of selling a version of our product for purposes of neutralizing the impact of mercury utilized in the mining operations.

Going Concern

The financial statements included in this filing have been prepared in conformity with generally accepted accounting principles that contemplate the continuance of the Company as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company is in the development stage and, accordingly, has generated minimal revenues from operations. As shown on the accompanying financial statements, the Company has incurred a net loss of $82,246 for the period from inception (December 17, 2009) to March 31, 2011. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its business opportunities.

Results of Operations

Revenues

In this period ended March 31, 2011, we did not generate any revenues. Since our inception on December 17, 2009 through March 31, 2011, we did not generate any revenues.

Expenses

Operating expenses totaled $41,123 during the three months ended March 31, 2011. Operating expenses consisted primarily of professional fees in the three ended March 31, 2011.

Professional fees totaled $40,337 during the three months ended March 31, 2011.

Depreciation and amortization expenses totaled $637 during the three months ended March 31, 2011.

General and administrative expenses totaled $149 during the three months ended March 31, 2011.

Liquidity and Capital Resources

The following table summarizes total current assets, total current liabilities and working capital at March 31, 2011 compared to December 31, 2010.

	March 31, 2011	December 31, 2010	Increase / (Decrease)
			$	%

Current Assets	$31	$93	$(62)	(66%)

Current Liabilities	$214	$20,714	$(20,500)	(98%)

Working Capital (deficit)	$(183)	$(20,621)	$(20,438)	(99%)

Liquidity is a measure of a company’s ability to meet potential cash requirements. We have historically met our capital requirements through the issuance of stock and by borrowings. In the future, we anticipate we will be able to provide the necessary liquidity we need by the revenues generated from the sales of our products.

Since inception, we have financed our cash flow requirements through issuance of common stock and related party notes payable. As we expand our activities, we may, and most likely will, continue to experience net negative cash flows from operations, pending receipt of listings or some form of advertising revenues. Additionally, we anticipate obtaining additional financing to fund operations through common stock offerings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital. In the future we need to generate sufficient revenues from product sales in order to eliminate or reduce the need to sell additional stock or obtain additional loans. There can be no assurance we will be successful in raising the necessary funds to execute our business plan.

We anticipate that we will incur operating losses in the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development. Such risks for us include, but are not limited to, raise sufficient capital to retain the services of well seasoned professionals to incur our probability of success. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Item 3. Quantitative and Qualitative Disclosure About Market Risk

This item in not applicable as we are currently considered a smaller reporting company.

Item 4T. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Our Chief Executive Officer and Chief Financial Officer, Bradley Rosen and Donna S. Moore, evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) as of the end of the period covered by this Report. Based on that evaluation and assessment, Mr. Rosen and Mrs. Moore concluded that our disclosure controls and procedures are designed at a reasonable assurance level and are effective to provide reasonable assurance that information we are required to disclose in the reports that we file or submit under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our chief executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Changes in Internal Control Over Financial Reporting

There were no changes in our internal control over financial reporting that occurred during our most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II—OTHER INFORMATION

Item 1. Legal Proceedings.

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are not presently a party to any material litigation, nor to the knowledge of management is any litigation threatened against us, which may materially affect us.

Item 1A. Risk Factors

Information about risk factors for the three months ended March 31, 2011, does not differ materially from that set forth in Part I, Item 1A, of Oraco’s 2010 Annual Report on Form 10-K.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

Use of Proceeds

On June 17, 2010 we filed a Registration Statement with the Securities and Exchange Commission wherein we registered 5,344,000 shares of our common stock. Our Registration Statement became effective on September 22, 2010. On February 18, 2011, we completed our offering for 4,800,000 shares of our common stock, resulting in gross proceeds of $60,000. The common stock sold in our initial public offering to 79 investors was issued on February 17, 2011. 544,000 additional shares were registered per the terms of the Retainer Agreement with our counsel, Stoecklein Law Group.

The amount of expenses incurred in connection with the issuance and distribution of the securities as of the date of this report was $9,000, of which $5,000 was legal fees, $3,000 was audit fees, and $1,000 was accounting fees.

The net offering proceeds to the issuer after deducting the total expenses is $42,000.

During the three months ended March 31, 2011, we spent $975 in registering a trade name with the United States Patent Office, $1,086 in general and administrative expenses, and professional fees totaling $59,776. The professional fees consisted of accounting fees of $5,850, consulting fees of $400, edgar filing fees of $6,986 and legal fees of $45,540.

Issuer Purchases of Equity Securities

We did not repurchase any of our equity securities from the time of our inception on December 17, 2009 through the period ended March 31, 2011.

Item 5. Other Information.

On May 6, 2011, we completed the spin-off (the “Spin-Off’) of Oraco Resources, Inc. (“Oraco”), and Merculite Distributing, Inc., a Nevada corporation (“Merculite”). Prior to the Spin-Off, Merculite was a wholly-owned subsidiary of Oraco. As indicated previously, Oraco Resources was formerly known as Sterilite Solutions prior to its name change. In connection with the Spin-Off, Oraco entered into the following Agreements (collectively, the “Spin-Off Agreements”):

•
a Separation and Distribution Agreement that sets forth the arrangements among Oraco and Meculite regarding the principal transactions to separation, and that governs the relationship of Oraco and Merculite after the Spin-Off;

•	Trademark License and Royalty Agreement that sets forth the arrangements among Oraco and Merculite to assign the Sterilite Solutions trademark to Merculite

Oraco and Merculite entered into a definitive Distribution Agreement governing the terms and conditions of the Spin-Off. The Spin-Off will be accomplished by the distribution by Oraco of all shares of Merculite owned by it, among the shareholders of Oraco on a pro rata basis. Each shareholder of Oraco of record on May 6, 2011, the Distribution Record Date, will be distributed one share of Merculite common stock for each share of Oraco stock owned by them.

Oraco and Merculite entered into a Trademark Assignment and Acquisition Agreement, whereby Oraco irrevocably assigns the Sterilite Solutions Mark in connection with the manufacturing, sub-contract manufacturing, production, marketing, promotion, distribution and sale of cleaning/neutralizing product. Oraco acknowledges that Merculite will have the exclusive right to ownership and use of the trademarks owned by Oraco in lieu of any of the Marks on the product.

Item 6. Exhibits.

Incorporated by reference
Exhibit Number	Exhibit Description	Filed herewith	Form	Period ending	Exhibit	Filing date
2.1	Share Exchange Agreement and Plan of Reorganization between ORACO and ORI, dated March 7, 2011.		8-K			3/28/11
2.2	Share Exchange Agreement and Plan of Reorganization between ORACO and JYORK, dated March 7, 2011.		8-K			3/28/11
2.3	Addendum No.1 to Share Exchange Agreement and Plan of Reorganization between ORACO and ORI, dated April 28, 2011.		8-K			4/28/11
2.4	Addendum No.1 to Share Exchange Agreement and Plan of Reorganization between ORACO and JYORK, dated April 28, 2011.		8-K			4/28/11
2.5	Separation and Distribution Agreement between Oraco Resources, Inc. and Merculite Distributing, Inc., dated May 6, 2011.		10-Q	3/31/11	2.5	5/17/11
2.6	Trademark Assignment and Acquisition Agreement between Oraco Resources, Inc., and Merculite Distributing, Inc., dated May 6, 2011.		10-Q	3/31/11	2.6	5/17/11
31.1	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act	X
31.2	Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act	X
32.1	Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act	X
32.2	Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ORACO RESOURCES, INC.
(Registrant)

By: /S/ Bradley Rosen
Bradley Rosen, Chief Executive Officer
(Principal Executive Officer)

Date: July 20, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-Q /A
(Amendment No. 2)

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2011

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number 333-167607

ORACO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	27-2300414
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

605 West Knox Road, Suite 102,
Tempe, Arizona 85284
(Address of principal executive offices)

(480) 588-3333
(Registrant’s telephone number, including area code)

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Indicate by check mark whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Ruble 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes ☒ No ☐

The number of shares of Common Stock, $0.001 par value, outstanding on August 3, 2011 was 23,395,530 shares.

EXPLANATORY NOTE - The Registrant is amending this Form 10-Q/A No.1 to remove Exhibits 31.2 and 32.2 which were included due to an inadvertent error made by the EDGAR filer. No disclosure was changed as a result of this Amendment.

ORACO RESOURCES, INC.
QUARTERLY PERIOD ENDED JUNE 30, 2011

Index to Report on Form 10-Q

		Page No.
	PART I - FINANCIAL INFORMATION
Item 1.	Financial Statements	93

Item 2.	Management's Discussion and Analysis of Financial Condition and Results of Operations	103

Item 3.	Quantitative and Qualitative Disclosures About Market Risk	106

Item 4T.	Controls and Procedures	109

	PART II - OTHER INFORMATION

Item 1.	Legal Proceedings	109

Item1A.	Risk Factors	109

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds	118

Item 3.	Defaults Upon Senior Securities

Item 4.	(Removed and Reserved)

Item 5.	Other Information	120

Item 6.	Exhibits	121

	Signature	122

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2011	2010
ASSETS	(unaudited)	(audited)

Current assets:
Cash	$117	$-
Prepaid expenses	-	1,500
Due from related party	13,500	-
Total current assets	13,617	1,500

Other assets:
Trademark, net	5,541	-
Total other assets	5,541	-

Total assets	$19,158	$1,500

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$13,978	$-
Line of credit - related party	6,799	635
Total current liabilities	20,777	635

Total liabilities	20,777	635

Stockholders' equity (deficit):
Preferred stock, $0.001 par value, 10,000,000 shares
authorized, no shares issued and outstanding	-	-
Common stock, $0.001 par value, 100,000,000 shares
authorized, 23,345,500 and 15,001,500 shares issued and outstanding
as of June 30, 2011 and December 31, 2010, respectively	23,346	15,002
Additional paid-in capital	-	-
Common stock payable	100,700	-
Deficit accumulated during development stage	(125,665)	(14,137)
Total stockholders' equity (deficit)	(1,619)	865

Total liabilities and stockholders' equity (deficit)	$19,158	$1,500

See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the	For the	Inception
	three months	six months	(August 4, 2010)
	ended	ended	to
	June 30,	June 30,	June 30,
	2011	2011	2011
	(unaudited)	(unaudited)	(unaudited)

Revenue	$-	$-	$-

Operating expenses:
Depreciation and amortization	145	234	234
General and administrative	51	115	115
Professional fees	95,139	95,139	97,274
Professional fees - related party	2,500	2,500	2,500
Total operating expenses	97,835	97,988	100,123

Loss from operations	(97,835)	(97,988)	(100,123)

Net loss	$(97,835)	$(97,988)	$(100,123)

Weighted average number of common shares	20,702,863	19,359,644
outstanding - basic

Net loss per share - basic	$(0.00)	$(0.01)

See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the	Inception
	six months	(August 4, 2010)
	ended	to
	June 30,	June 30,
	2011	2011
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(97,988)	$(100,123)
Adjustments to reconcile net loss
to net cash used in operating activities:
Depreciation and amortization	234	234
Changes in operating assets and liabilities:
Decrease in prepaid expenses	1,500	-
Increase in due from related party	(36,500)	(36,500)
Increase in accounts payable	9,414	9,414

Net cash used in operating activities	(50,340)	(53,975)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash acquired upon merger	78	78
Purchase of trademark	(5,775)	(5,775)

Net cash used in investing activities	(5,697)	(5,697)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from line of credit - related party	6,164	6,799
Repayments for line of credit - related party	(10)	(10)
Proceeds from sale of common stock, net of offering costs	50,000	53,000

Net cash provided by financing activities	56,154	59,789

NET CHANGE IN CASH	117	117

CASH AT BEGINNING OF YEAR	-	-

CASH AT END OF YEAR	$117	$117

SUPPLEMENTAL INFORMATION:
Interest paid	$-	$-
Income taxes paid	$-	$-
NON –CASH SUPPLEMENT:
Acquisition of Oraco Resources and JYork Industries;
Assets acquired	$50,000	$50,000
Liabilities assumed	$(4,574)	$(4,574)
Common stock payable assumed	$(50,000)	$(50,000)
Total acquired, excluding cash	$(5,274)	$(5,274)
Common stock for reverse merger	$8,344	$8,344

See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation
The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.
These statements reflect all adjustments, consisting of normal recurring adjustments, which in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these condensed interim financial statements be read in conjunction with the financial statements of the Company for the period of Inception (August 4, 2010) to December 31, 2010 and notes thereto included in the Company’s 10-K annual report and all amendments. The Company follows the same accounting policies in the preparation of interim reports.
Results of operations for the interim period are not indicative of annual results.

On May 16, 2011, the Company issued 15,001,500 shares to various individuals and entities in exchange for a 100% interest in Oraco Resources, Inc. (Canada Corporation) and 3,000,000 shares to an individual for a 100% interest in JYork Industries, Inc. Ltd. As part of the Share Purchase Agreement the former officers and directors agreed to cancel 10,000,000 shares of common stock. On May 16, 2011, the transaction was closed and 100% interest in Oraco Resources, Inc. (Canada Corporation) and JYork Industries, Inc. Ltd. was acquired by the Company. For accounting purposes, the acquisition of Oraco Resources, Inc. (Canada Corporation) and JYork Industries, Inc. Ltd. by the Company has been recorded as a reverse acquisition of a public company and recapitalization of Oraco Resources, Inc. (Canada Corporation) and JYork Industries, Inc. Ltd. based on the factors demonstrating that Oraco Resources, Inc. (Canada Corporation) represents the accounting acquirer. The prior period historical information has been replaced by Oraco Resources, Inc. (Canada Corporation) for comparability purposes. The Company changed its business direction and is now a mineral and natural resource exploration business.

Principles of Consolidation
For the year ended December 31, 2010, the consolidated financial statements include the accounts of Oraco Resources, Inc. (Canada Corporation). For the six months ended June 30, 2011, the consolidated financial statements include the accounts of Oraco Resources, Inc. (Nevada Corporation), Oraco Resources, Inc. (Canada Corporation) and JYork Industries, Inc. Ltd. All significant intercompany balances and transactions have been eliminated. Oraco Resources, Inc. (Nevada Corporation), Oraco Resources, Inc. (Canada Corporation) and JYork Industries, Inc. Ltd. will be collectively referred herein to as the “Company”.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Nature of operations
The Company is in the mineral and natural resource exploration business and has not yet commenced operations to locate commercially exploitable mineral and natural resources. The Company has been in the exploration stage since its formation and has not realized any revenues from its planned operations.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Cash and cash equivalents
For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

Mineral claim payments and exploration expenditures
The Company expenses all costs related to the acquisition, maintenance and exploration of its unproven mineral properties to which it has secured exploration rights. If and when proven and probable reserves are determined for a property and a feasibility study prepared with respect to the property, then subsequent development costs of the property will be capitalized. To date the Company has not established the commercial feasibility of its exploration prospects, therefore all costs have been expensed. The Company also considers the provisions of ASC 360 which concludes that mineral rights are tangible assets. Accordingly, the Company capitalizes certain costs related to the acquisition of mineral rights where proven or probable reserves are present or when the Company intends to carry out an exploration program and has the funds to do so.

Trademarks
ASC 350 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of ASC 350. This standard also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment. As of June 30, 2011, the Company believes there is no impairment of its intangible assets.

The Company's intangible assets consist of the costs of filing and acquiring various trademarks. The trademarks are recorded at cost. The Company determined that the trademarks have an estimated useful life of 10 years and will be reviewed annually for impairment. Amortization will be recorded over the estimated useful life of the assets using the straight-line method for financial statement purposes. The Company will commence amortization once the economic benefits of the assets begin to be consumed and they plan to record amortization once production begins and the related revenues are recorded.

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Stock-based compensation
The Company records stock based compensation in accordance with the guidance in ASC Topic 505 and 718 which requires the Company to recognize expense related to the fair value of its employee stock option awards. This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

Earnings per share
The Company follows ASC Topic 260 to account for the earnings per share. Basic earning per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earning per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

Recent pronouncements
The Company has evaluated all the recent accounting pronouncements through ASU No. 2011-07 and believes that none of them will have a material effect on the Company’s financial statement.

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated revenues from operations. Since its inception, the Company has been engaged substantially in financing activities and developing its business plan and incurring start up costs and expenses. As a result, the Company incurred accumulated net losses from Inception (August 4, 2010) through the period ended June 30, 2011 of ($100,123). In addition, the Company’s development activities since inception have been financially sustained through debt and equity financing.
The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 – TRADEMARK

Trademarks consisted of the following as of:

	June 30,	December 31,
	2011	2010
Trademarks	$5,775	$-
Accumulated amortization	(234)	-
	$5,541	$-

During the three months ended June 30, 2011, the Company recorded amortization expense of $145.
During the six months ended June 30, 2011, the Company recorded amortization expense of $234.

NOTE 4 – LINE OF CREDIT – RELATED PARTY

Line of credit consists of the following at:

	June 30, 2011	December 31, 2010
Revolving credit line due to shareholder of the Company, unsecured, 0% interest, due upon demand	$6,799	$635

	$6,799	$635

On January 1, 2011, the Company executed a line of credit in the amount of $10,000 with Summit Capital USA, Inc. The line of credit carries an annual interest rate of 0% and is due upon demand. As of June 30, 2011, an amount of $6,799 had been used for general corporate purposes with a remaining balance of $3,201 available.

During the three months ended June 30, 2011, interest expense was $0. During the six months ended June 30, 2011, interest expense was $0.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 100,000,000 shares of its $0.001 par value common stock and 10,000,000 shares of its $0.001 par value preferred stock.

Common Stock
Prior the acquisition of Oraco Resources, Inc. (Canada Corporation) and JYork Industries, Inc. Ltd., the Company had 15,344,000 shares of common stock issued and outstanding.

On May 16, 2011, the Company issued 15,001,500 shares to various individuals and entities in exchange for a 100% interest in Oraco Resources, Inc. (Canada Corporation) and 3,000,000 shares to an individual for a 100% interest in JYork Industries, Inc. Ltd. As part of the Share Purchase Agreement the former officers and directors agreed to cancel 10,000,000 shares of common stock. On May 16, 2011, the transaction was closed and 100% interest in Oraco Resources, Inc. (Canada Corporation) and JYork Industries, Inc. Ltd. was acquired by the Company. For accounting purposes, the acquisition of Oraco Resources, Inc. (Canada Corporation) and JYork Industries, Inc. Ltd. by the Company has been recorded as a reverse acquisition of a public company and recapitalization of Oraco Resources, Inc. (Canada Corporation) and JYork Industries, Inc. Ltd. based on the factors demonstrating that Oraco Resources, Inc. (Canada Corporation) represents the accounting acquirer. The Company changed its business direction and is now a mineral and natural resource exploration business.

On June 23, 2011, Company sold 100,030 units consisting of 100,030 shares of its common stock and 100,030 warrants at a price of $1 per share for cash of $100,000 and common stock subscriptions receivable of $30. As of June 30, 2011, the shares were unissued and are recorded as a common stock payable. On July 28, 2011, the Company issued 50,030 shares of common stock and on August 9, 2011, the Company issued the remaining 50,000 shares of common stock.

During the six months ended June 30, 2011, there have been no other issuances of common stock.

NOTE 6 – WARRANTS AND OPTIONS

On June 23, 2011, the Company issued a total of 100,030 warrants to two investors related to the sale of units. A unit consisted of one share of common stock and one warrant. See Note 5.

During the six months ended June 30, 2011, there have been no other issuances of warrants or options outstanding to acquire any additional shares of common stock.

NOTE 7 – RELATED PARTY TRANSACTIONS

During the six months ended June 30, 2011, the Company paid $2,500 to an officer and director of the Company for legal fees.

As of June 30, 2011, the Company had $13,500 in an attorney trust account. Since the attorney is also an officer and director of the Company and the Company recorded the balance as due from related party. During August 2011, the Company attorney trust account has been closed and the remaining balance has been transferred to a bank account in the name of the Company.

NOTE 8 – MATERIAL AGREEMENTS

On March 24, 2011, the Company, entered into a Share Exchange Agreement with Oraco Resources, Inc., a Canadian company (“ORI”) to acquire 100% of ORI’s outstanding common stock in exchange for 15,001,500 shares of common stock, concurrent with the Closing. Additionally, the agreement sets forth conditions that the Company shall have obtained a cancellation of 10,000,000 shares of common stock. The agreement with ORI, upon closing, will provide the Company with the ownership of 100% of ORI, which is involved in the diamond, gold, minerals and natural resources and exploration.

On March 24, 2011, the Company, entered into a Share Exchange Agreement with JYORK Industries Inc. Ltd., a Sierra Leone company (“JYORK”) to acquire 100% of JYORK’s outstanding common stock in exchange for 3,000,000 shares of common stock, concurrent with the Closing. The agreement with JYORK, upon closing, will provide the Company with the ownership of 100% of JYORK, which is involved in the diamond, gold, minerals and natural resources and exploration.

On April 28, 2011, the Company entered into an Addendum No. 1 (“Addendum”) to the Share Exchange Agreements dated March 24, 2011 with Oraco Resources, Inc., a Canadian company (“ORI”) and JYORK Industries Inc. Ltd., a Sierra Leone company (“JYORK”). Pursuant to the Addendum the effective date was extended from April 8, 2011 to May 10, 2011 to complete the conditions set forth in the Merger Agreement.

On May 16, 2011, the merger was closed with Oraco Resources, Inc., a Canadian company (“ORI”) and JYORK Industries Inc. Ltd., a Sierra Leone company (“JYORK”).

On April 29, 2011, the Company formed a wholly-owned subsidiary, Merculite Distributing, Inc., a Nevada corporation (“Merculite”).

On May 6, 2011, we completed the spin-off (the “Spin-Off’) of the Company, and Merculite. Prior to theSpin-Off, Merculite was a wholly-owned subsidiary of the Company. In connection with the Spin-Off, the Company entered into the following Agreements (collectively, the “Spin-Off Agreements”):

•
a Separation and Distribution Agreement that sets forth the arrangements among the Company and Meculite regarding the principal transactions to separation, and that governs the relationship of the Company and Merculite after the Spin-Off;

•	Trademark License and Royalty Agreement that sets forth the arrangements among the Company and Merculite to assign the Sterilite Solutions trademark to Merculite

The Company and Merculite entered into a definitive Distribution Agreement governing the terms and conditions of the Spin-Off. The Spin-Off will be accomplished by the distribution by the Company of all shares of Merculite owned by it, among the shareholders of the Company on a pro rata basis. Each shareholder of the Company of record on May 6, 2011, the Distribution Record Date, will be distributed one share of Merculite common stock for each share of the Company stock owned by them.

NOTE 8 – MATERIAL AGREEMENTS (continued)

The Company and Merculite entered into a Trademark Assignment and Acquisition Agreement, whereby the Company irrevocably assigns the Sterilite Solutions Mark in connection with the manufacturing, sub-contract manufacturing, production, marketing, promotion, distribution and sale of cleaning/neutralizing product. The Company acknowledges that Merculite will have the exclusive right to ownership and use of the trademarks owned by the Company in lieu of any of the Marks on the product.

NOTE 9 – SUBSEQUENT EVENTS

On July 28, 2011, the Company issued 50,030 shares of common stock for cash totaling $50,000 received during the three months ended June 30, 2011 and received $30 during July 2011.

On August 9, 2011, the Company issued 50,000 shares of common stock for cash totaling $50,000 received during the three months ended June 30, 2011.

On June 3, 2011, the Company entered into an Acquisition, Distribution and Marketing Agreement with Ozuro Jewelry, a New York corporation (“Ozuro”), wherein the Company agreed to offer to Ozuro the right to purchase our diamonds and gold (the “Product”) before offering to sell the Product to any other third party, and Ozuro agreed to consider purchasing our Product, in accordance with the terms and conditions set forth in the agreement. The term of the agreement began on June 3, 2011 and will terminate on June 3, 2014. The price of the gold shall initially be set at 90% of the London PM fix as reported as of the date of the sale and diamonds pricing shall be initially set at 95% of the Rapaport Diamond Price Index as reported as of the date of sale.

On August 8, 2011, the Company entered into a Consultant Agreement with Mr. Charles Huggins, wherein he agreed to assist the Company in locating working interest partner, mining concessions, mining operations, and similar financing and business agreements to further the Company’s business in West Africa on a “best efforts” basis. Mr. Huggins’ services shall include, but not limited to:

•
Identifying, negotiating and/or obtain contracts, rights and/or other agreements for the mining or acquisition of diamonds, gold and/or other natural resources with rights holders throughout the world, on behalf of the Company.

•	Obtaining governmental approvals and/or authorizations to use, implement or otherwise exploit any contracts or agreements obtained by Mr. Huggins and entered into by the Company.

•	Locate, negotiate the purchase of and/or obtain diamonds, gold or other precious minerals on behalf of the Consultant throughout the world.

•	Facilitate the transportation of such minerals obtained to the United States and further assist in the sale of such minerals obtained and transported.

The term of the agreement is for five (5) years beginning on August 8, 2011. The agreement may be extended by and between the parties.

The Company agreed to pay Mr. Huggins 5% all the gross income (the “Commission”) of the Company. Gross income shall mean all income received by the Company, less any payment that the Company must make for: the acquisition and sale of any gold, diamonds or other minerals (including, but not limited to, the costs of the purchase of any gold, diamonds or precious minerals; taxes, insurance and transportation costs payable on same; the cost of finishing and polishing any diamonds; and any other like inherent costs of such transaction); and all costs incurred in connecting with the recovery and subsequent sale of any gold, diamonds or other minerals recovered from any operations being conducted pursuant to any contract, license or other agreement the Company may have for the performance of such activities. Mr. Huggins’ Commission shall be paid to him in perpetuity, and shall be considered as an asset of his estate and shall be deemed a descendible right that shall be passed to his heirs as he so designates by his will, or if he dies intestate, then in accordance with the laws of the State of New York.

Additionally, the Company agreed to pay all of Mr. Huggins’ expenses for travel and accommodations in connection with the fulfillment of his duties. The Company will also provide Mr. Huggins with an automobile and driver who also will act in place of a security guard.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

This Quarterly Report on Form 10-Q contains forward-looking statements and involves risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows, and business prospects. These statements include, among other things, statements regarding:
o	our ability to diversify our operations;

o	our ability to attract key personnel;

o	our ability to operate profitably;

o	our ability to efficiently and effectively finance our operations;

o	inability to achieve future sales levels or other operating results;

o	inability to raise additional financing for working capital;

o	inability to efficiently manage our operations;

o	the inability of management to effectively implement our strategies and business plans;

o	the unavailability of funds for capital expenditures and/or general working capital;

o
the fact that our accounting policies and methods are fundamental to how we report our financial condition and results of operations, and they may require management to make estimates about matters that are inherently uncertain;

o	deterioration in general or regional economic conditions;

o	changes in U.S. GAAP or in the legal, regulatory and legislative environments in the markets in which we operate;

o	adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;

as well as other statements regarding our future operations, financial condition and prospects, and business strategies. These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Quarterly Report on Form 10-Q, if any and in particular, the risks discussed under the heading “Risk Factors” in Part II, Item 1A and those discussed in other documents we file with the Securities and Exchange Commission. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

References in the following discussion and throughout this quarterly report to “we”, “our”, “us”, “Oraco”, “the Company”, and similar terms refer to Oraco Resources, Inc. unless otherwise expressly stated or the context otherwise requires.

OVERVIEW AND OUTLOOK

Business Development

Oraco Resources, Inc., is a development stage company incorporated in the State of Nevada in April of 2010. In February of 2011, we changed our name from Sterilite Solutions, Corp., to Oraco Resources, Inc. On March 24, 2011, we entered into an agreement for the acquisition of all the issued and outstanding securities of Oraco Resources, Inc., a Canadian company (“ORI”). Additionally, on March 24, 2011, we entered into an agreement for the acquisition of all the issued and outstanding securities of Jyork Industries Inc. Ltd., a Sierra Leone company (“Jyork”). The acquisitions of all of the issued and outstanding securities of ORI and Jyork were both completed on May 16, 2011.

As a result of the completion of the acquisition of all the issued and outstanding securities of ORI and Jyork, we are now involved in the mining industry in the African country of Sierra Leone through mining concessions held by Jyork. The objectives of the Company are to seek additional mining concession rights, privileges, and to own mines in Sierra Leone, as well as other West African Countries. In addition, we intend to process minerals and to sell such processed minerals around the world, and explore new areas in Sierra Leone and elsewhere in West Africa as opportunities may arise.

On April 29, 2011, we formed a wholly-owned subsidiary, Merculite Distributing, Inc., a Nevada corporation (“Merculite”).

On May 6, 2011, we completed the spin-off (the “Spin-Off’) of the Company, and Merculite. Prior to the Spin-Off, Merculite was a wholly-owned subsidiary of the Company. In connection with the Spin-Off, the Company entered into the following Agreements (collectively, the “Spin-Off Agreements”):

•
a Separation and Distribution Agreement that sets forth the arrangements among the Company and Meculite regarding the principal transactions to separation, and that governs the relationship of the Company and Merculite after the Spin-Off;

•	Trademark License and Royalty Agreement that sets forth the arrangements among the Company and Merculite to assign the Sterilite Solutions trademark to Merculite

The Company and Merculite entered into a definitive Distribution Agreement governing the terms and conditions of the Spin-Off. The Spin-Off was accomplished by the distribution by the Company of all shares of Merculite owned by it, among the shareholders of the Company on a pro rata basis. Each shareholder of the Company of record on May 6, 2011, the Distribution Record Date, was distributed one share of Merculite common stock for each share of the Company stock owned by them.

The Company and Merculite entered into a Trademark Assignment and Acquisition Agreement, whereby the Company irrevocably assigns the Sterilite Solutions Mark in connection with the manufacturing, sub-contract manufacturing, production, marketing, promotion, distribution and sale of cleaning/neutralizing product. The Company acknowledges that Merculite will have the exclusive right to ownership and use of the trademarks owned by the Company in lieu of any of the Marks on the product.

Change in Control and Recent Change in Management

In connection with the closing of the acquisition of all the issued and outstanding securities of ORI and Jyork the security holders of ORI and Jyork acquired control of the Company. The security holders of ORI acquired beneficial control of 15,001,500 shares of common stock and the security holders of Jyork acquired beneficial control of 3,000,000 shares of common stock.

Additionally, concurrent with the closing of the acquisitions, we accepted the resignation of our prior officers and directors and appointed Bradley Rosen to serve as Chief Executive Officer, President and a Director, Chris Butchko to serve as Executive Vice President, Chief Operating Officer and a Director, Anne Thomas to serve as Secretary, Comptroller and a Director, and Donna Moore to serve as Chief Financial Officer and Treasurer of the Company effective May 16, 2011.

Recent Change of Officers

On August 12, 2011, Donna Moore was dismissed as the Company’s Treasurer and Chief Financial Officer. Ms. Moore’ s dismissal was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies of practices.

On August 12, 2011, the Board of Directors appointed Anne Thomas to serve as Treasurer of the Company.

Our Operations

We are a mining and exporting company engaged in the discovery, acquisition, development, production, and market of gold, diamonds, and other natural resources. Our products consist of: metal concentrates, which we sell to custom smelters; unrefined bullion bars (doré), which may be sold as doré or further refined before sale to precious metals traders; unfinished diamonds; and some gem quality diamonds that we have cut and polished before marketing.

On June 3, 2011, we entered into an Acquisition, Distribution and Marketing Agreement with Ozuro Jewelry, a New York corporation (“Ozuro”), wherein we agreed to offer to Ozuro the right to purchase our diamonds and gold (the “Product”) before offering to sell the Product to any other third party, and Ozuro agreed to consider purchasing our Product, in accordance with the terms and conditions set forth in the agreement. The term of the agreement began on June 3, 2011 and will terminate on June 3, 2014. The price of the gold shall initially be set at 90% of the London PM fix as reported as of the date of the sale and diamonds pricing shall be initially set at 95% of the Rapaport Diamond Price Index as reported as of the date of sale.

Going Concern

The financial statements included in this filing have been prepared in conformity with generally accepted accounting principles that contemplate the continuance of the Company as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company is in the development stage and, accordingly, has not yet generated revenues from operations. As shown on the accompanying financial statements, the Company has incurred a net loss of $100,123 for the period from inception (August 4, 2010) to June 30, 2011. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its business opportunities.

RESULTS OF OPERATIONS

For accounting purposes, the acquisition of Oraco Resources, Inc. (Canada Corporation) and JYork Industries, Inc. Ltd. by the Company has been recorded as a reverse acquisition of a public company and recapitalization of Oraco Resources, Inc. (Canada Corporation) and JYork Industries, Inc. Ltd. based on the factors demonstrating that Oraco Resources, Inc. (Canada Corporation) represents the accounting acquirer. The prior period historical information has been replaced by Oraco Resources, Inc. (Canada Corporation) for comparability purposes. The Company changed its business direction and is now a mineral and natural resource exploration business.

Revenues

In this period ended June 30, 2011, we did not generate any revenues. Since our inception on August 4, 2010 through June 30, 2011, we did not generate any revenues.

Expenses

Operating expenses totaled $97,835 during the three months ended June 30, 2011 and $97,988 during the six months ended June 30, 2011. Operating expenses consisted primarily of professional fees and professional fees – related party in the three and six months ended June 30, 2011.

Professional fees totaled $95,139 during the three and six months ended June 30, 2011. Professional fees consisted mainly of legal fees, accounting fees, EDGAR filing fees and transfer agent fees.

Professional fees – related party totaled $2,500 during the three and six months ended June 30, 2011. During the six months ended June 30, 2011, the Company paid $2,500 to an officer and director of the Company for legal fees.

Liquidity and Capital Resources

As of June 30, 2011, we had minimal cash or cash equivalents. The following table provides detailed information about our net cash flow for all financial statement periods presented in this Quarterly Report. To date, we have financed our operations through the issuance of stock and borrowings.

The following table sets forth a summary of our cash flows for the six months ended June 30, 2011:

Six Months Ended June 30, 2011
Net cash used in operating activities	$50,340
Net cash used in investing activities	5,697
Net cash provided by financing activities	56,154
Net change in Cash	117
Cash, beginning of year	-
Cash, end of year	$117

Operating activities

Net cash used in operating activities was $50,340 for the period ended June 30, 2011. The net cash used in operating activities consisted primarily of professional fees.

Investing activities

Net cash used in investing activities was $5,697 for the period ended June 30, 2011. The net cash used in investing activities consisted of payments due from related party and purchase of trademark.

Financing activities

Net cash provided by financing activities for the period ended June 30, 2011 was $56,154. The net cash provided by financing activities was mainly attributable to proceeds from sale of common stock.

As of June 30, 2011, we continue to use traditional and/or debt financing to provide the capital we need to run the business.

On January 1, 2011, our wholly-owned subsidiary, ORI, executed a $10,000 line of credit with Summit Capital USA Inc. (“Summit”), a related third party. During the quarter ended June 30, 2011, we received $4,799.17 from Summit. The note is due upon demand and bears interest at a rate of no interest.

Our current and planned operations contemplate funding with milestones of at least $2,000,000 in 2011 and $5,000,000 in 2012. The failure to meet these funding milestones will likely have a significant adverse effect on our growth and anticipated revenues and we may have to curtail our business strategy.

Since inception, we have financed our cash flow requirements through issuance of common stock and related party notes payable. Without cash flow from operations we will require additional cash resources, including the sale of equity or debt securities, to meet our planned capital expenditures and working capital requirements for the next 12 months. We will require additional cash resources due to changed business conditions, implementation of our strategy to successfully expand and continue current gold and diamond buy/sell transactions, or acquisitions we may decide to pursue. If our own financial resources and then current cash-flows from operations are insufficient to satisfy our capital requirements, we may seek to sell additional equity or debt securities or obtain additional credit facilities. The sale of additional equity securities will result in dilution to our stockholders. The incurrence of indebtedness will result in increased debt service obligations and could require us to agree to operating and financial covenants that could restrict our operations or modify our plans to grow the business. Financing may not be available in amounts or on terms acceptable to us, if at all. Any failure by us to raise additional funds on terms favorable to us, or at all, will limit our ability to expand our business operations and could harm our overall business prospects.

We anticipate that we will incur operating losses in the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development. Such risks for us include, but are not limited to, raise sufficient capital to retain the services of well seasoned professionals to incur our probability of success. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Operation Plan

Our current business plan is to expand and continue current gold and diamond buy/sell transactions that provide current revenues for the Company. Additionally, we plan to engage SRK Worldwide to provide geological and geophysical analysis of our assets in Sierra Leone so as to prepare a feasibility and technical report with respect to the proposed mining operations on certain of our concessions.

While the geophysical reports are being undertaken on our assets, we will expand our gold and diamond buy/sell program to deliver sufficient cash-flow to fund the costs associated with exploration and related geophysical examinations of our mining concessions. Once the feasibility reports completed, we anticipate capital expenditures on equipment, labor, housing, fuel, travel and other essential items to prepare the concessions for recovery and resource extraction operations.

Item 3. Quantitative and Qualitative Disclosure About Market Risk

This item in not applicable as we are currently considered a smaller reporting company.

Item 4T. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Our Chief Executive Officer and Principal Financial Officer, Bradley Rosen, evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) as of the end of the period covered by this Report. Based on that evaluation and assessment, Mr. Rosen concluded that our disclosure controls and procedures are designed at a reasonable assurance level and are effective to provide reasonable assurance that information we are required to disclose in the reports that we file or submit under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our chief executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Changes in Internal Control Over Financial Reporting

There were no changes in our internal control over financial reporting that occurred during our most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II—OTHER INFORMATION

Item 1. Legal Proceedings.

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are not presently a party to any material litigation, nor to the knowledge of management is any litigation threatened against us, which may materially affect us.

Item 1A. Risk Factors

RISKS RELATED TO OUR BUSINESS

Our auditor’s “Going Concern” qualification in our financial statements might create additional doubt about our ability to stay in business, which could result in a total loss on investment by our stockholders.

Our financial statements have been prepared assuming that we will continue as a “going concern.” As discussed in the Notes to the financial statements, we have limited revenues, have incurred a loss from operations and have negative operating cash flows during the period from inception through June 30, 2011. These issues raise substantial doubt about our ability to continue as a “going concern.” Management’s plans in regard to these matters are also described in the Notes to the financial statements. Our financial statements do not include any adjustment that might result from the outcome of this uncertainty.

We will need additional capital to finance our planned growth, which we may not be able to raise or it may only be available on terms unfavorable to us or our stockholders. Ultimately, this may result in our inability to fund our working capital requirements and harm our operational results.

The exploration, development, mining and processing of our properties, will require substantial financing. Failure to obtain sufficient financing may result in delaying or indefinite postponement of exploration, development or production on any or all of our properties or even a loss of property interest. There can be no assurance that capital or other types of financing will be available if needed or that, if available, the terms of such financing will be favorable to us.

Decrease in value of diamonds and gold could result in decreased revenues.

While we intend to mine for other precious stones and metals, our business is currently focused on mining for diamonds and gold. Thus, in the event the price of diamonds and/or gold decreases, our revenues and/or profit margins could likewise decrease.

We will be competing with better established companies.

We will not be the first company to attempt to mine for diamonds and other precious stones and metals in Sierra Leone. There are other companies whose equipment may be more advanced than ours, and whose methods may be more cost-effective. Further, we will be facing competition from better established companies, which may have better local, regional and national connections in Sierra Leone, and whose efforts produce larger quantities or higher quality diamonds.

There has been political instability in Sierra Leone which, if reignited, could adversely affect our business.

Between 1991 and 2002, Sierra Leone was engaged in a civil war, in which tens of thousands of people were killed and more than two million people were displaced. Control of Sierra Leone’s diamond industry was the primary cause of this war. Since 2002, the government has been stable. However, given the history of that country, and the previous focus on the disparity between Sierra Leone’s diamonds and the poverty of many of its citizens, there is the risk that other conflicts will arise. Such political strife could adversely affect our ability to mine diamonds and other precious stones and metals in Sierra Leone.

Diamond and gold prices are volatile and there can be no assurance that a profitable market for diamonds, gold and gems will exist.

The diamonds and metals mining industry is intensely competitive, and there is no assurance that, even if the Company discovers commercial quantities of diamonds, gold and other mineral resources, a profitable market will exist for the sale of those resources. There can be no assurance that diamond and gold prices will remain at such levels or be such that the Company can mine at a profit. Factors beyond the Company’s control may affect the marketability of any minerals discovered. Diamond and gold prices are subject to volatile changes resulting from a variety of factors including international, economic and political trends, expectations of inflation, global and regional supply and demand and consumption patterns, metal stock levels maintained by producers and others, the availability and cost of metal substitutes, currency exchange fluctuations, inflation rates, interest rates, speculative activities and increased production due to improved mining and production methods.

Uncertainty involved in mining.

Mining involves various types of risks and hazards, including environmental hazards, unusual or unexpected geological operating conditions such as rock bursts, structural cave-ins or slides, flooding, earthquakes and fires, labor disruptions, industrial accidents, metallurgical and other processing problems, metal losses, and periodic interruptions due to inclement or hazardous weather conditions. These risks could result in damage to, or destruction of, mineral properties, production facilities or other properties, personal injury, environmental damage, delays in mining, increased production costs, monetary losses, and possible legal liability.

The Company may not be able to obtain insurance to cover these risks at economically feasible premiums. Insurance against certain environmental risks, including potential liability for pollution or other hazards as a result of the disposal of waste products occurring from production, is not generally available to the Company or to other companies within the mining industry. The Company may suffer a material adverse effect on its business if it incurs losses related to any significant events that are not covered by its insurance policies.

Calculation of mineral resources and metal recovery is only an estimate, and there can be no assurance about the quantity and grade of minerals until resources are actually mined.

The calculation of reserves, resources and corresponding grades being mined or dedicated to future production are imprecise and depend on geological interpretation and statistical inferences or assumptions drawn from drilling and sampling analysis, which might prove to be unpredictable. Mineral resources that are not mineral reserves do not have demonstrated economic viability. Until reserves or resources are actually mined and processed, the quantity of reserves or resources and grades must be considered as estimates only. Any material change in the quantity of reserves, resources, grade or stripping ratio may affect the economic viability of the Company’s properties. In addition, there can be no assurance that metal recoveries in small-scale field or laboratory tests will be duplicated in larger scale tests under on-site conditions or during actual mining production.

The Company’s operations involve exploration and development and there is no guarantee that any such activity will result in commercial production of mineral deposits.

There has been no drilling to test the depth potential of commercial ore on these properties, and proposed programs on such properties are exploratory in nature only. Development of these mineral properties is contingent upon obtaining satisfactory exploration results. Mineral exploration and development involve substantial expenses and a high degree of risk, which even a combination of experience, knowledge and careful evaluation may not be able to adequately mitigate. There is no assurance that additional commercial quantities of ore will be discovered on the Company’s exploration properties. There is also no assurance that, even if commercial quantities of ore are discovered, a mineral property will be brought into commercial production, or if brought into production, that it will be profitable. The discovery of mineral deposits is dependent upon a number of factors including the technical skill of the exploration personnel involved. The commercial viability of a mineral deposit is also dependent upon, among a number of other factors, its size, grade and proximity to infrastructure, current metal prices, and government regulations, including regulations relating to royalties, allowable production, importing and exporting of minerals, and environmental protection. Most of the above factors are beyond the Company’s control.

We are a start-up company with limited operating history.

We have conducted only very limited exploration and mining activities. Accordingly, we have a limited operating history and our business strategy may not be successful. Our failure to implement a successful business strategy will materially adversely affect our business, financial condition and results of operations.

Our present limited operations have not yet proven profitable.

To date we have not shown a profit in our operations. We cannot assure that we will achieve or attain profitability in 2011 or at any other time. If we cannot achieve operating profitability, we may not be able to meet our working capital requirements, which will have a material adverse effect on our business operating results and financial condition.

We have no proven or probable reserves or feasibility studies. Accordingly, our property may not contain any reserves, and any funds spent by us on exploration or development could be lost.

We have not established the presence of any proven or probable mineral reserves, as defined by the SEC, at our property. The SEC has defined a “reserve” as that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination. Any mineralized material discovered by us should not be considered proven or probable reserves.

In order to demonstrate the existence of proven or probable reserves, it would be necessary for us to continue exploration to demonstrate the existence of sufficient mineralized material with satisfactory continuity and then obtain a positive feasibility study. Exploration is inherently risky, with few properties ultimately proving economically successful. We intend to pursue additional exploration for the purpose of establishing proven or probable reserves.

Establishing reserves requires a feasibility study demonstrating with reasonable certainty that the deposit can be economically extracted and produced. We have not completed a feasibility study with regard to our property.

Estimates of mineralized material are based on interpretation and assumptions and may yield less mineral production under actual conditions than is currently estimated.

Unless otherwise indicated, mineralized material presented in our filings with securities regulatory authorities, including the SEC, press releases and other public statements that may be made from time to time are based upon estimates made by our consultants. When making determinations about whether to advance any of our projects to development, we must rely upon such estimated calculations as to the mineralized material on our property. Until mineralized material is actually mined and processed, it must be considered an estimate only.

These estimates are imprecise and depend on geological interpretation and statistical inferences drawn from drilling and sampling analysis, which may prove to be unreliable. We cannot assure you that these mineralized material estimates will be accurate or that this mineralized material can be mined or processed profitably.

Any material changes in estimates of mineralized material will affect the economic viability of placing a property into production and such property’s return on capital. There can be no assurance that minerals recovered in small scale tests will be recovered at production scale.

The mineralized material estimates have been determined and valued based on assumed future prices, cut-off grades and operating costs that may prove inaccurate. Extended declines in market prices for gold may render portions of our mineralized material uneconomic and adversely affect the commercial viability of one or more of our properties and could have a material adverse effect on our results of operations or financial condition.

Competition for new mining properties may prevent the Company from acquiring interests in additional properties or mining operations.

Significant and increasing competition exists for mineral acquisition opportunities throughout the world. Some of the competitors are large, more established mining companies with substantial capabilities and greater financial resources, operational experience and technical capabilities than the Company. As a result of the competition, the Company may be unable to acquire rights to exploit additional attractive mining properties on terms it considers acceptable. Increased competition could adversely affect the Company’s ability to attract necessary capital funding or acquire any interest in additional operations that would yield reserves or result in commercial mining operations.

Recent high diamond and metal prices have encouraged increased mining exploration, development and construction activity, which has increased demand for, and cost of, exploration, development and construction services and equipment.

Recent increases in diamond and gold prices have led to increases in mining exploration, development and construction activities, which have resulted in higher demand for, and costs of, exploration, development and construction services and equipment. Increased demand for services and equipment could cause project costs to increase materially, resulting in delays if services or equipment cannot be obtained in a timely manner due to inadequate availability, and increase potential scheduling difficulties and cost increases due to the need to coordinate the availability of services or equipment, any of which could materially increase project exploration, development and construction costs and/or result in project delays.

Actual capital costs, operating costs, production and economic returns may differ significantly from those the Company has anticipated and there can be no assurance that any future development activities will result in profitable mining operations.

Capital and operating costs, production and economic returns, and other company estimates for the Company's projects may differ significantly from those anticipated by the Company’s current studies and estimates, and there can be no assurance that the Company’s actual capital and operating costs will not be higher than currently anticipated. In addition, delays to construction schedules may negatively impact the net present value and internal rates of return of the Company’s mineral properties as set forth in the applicable feasibility studies.

There can be no assurance that the interests held by the Company in its properties is free from defects.

The Company has investigated the rights to explore and exploit its properties, and, to the best of its knowledge, those rights are in good standing. No guarantee can be given that such rights will not be revoked or significantly altered to the detriment of the Company. There can also be no guarantee that the Company’s rights will not be challenged or impugned by third parties. The properties may be subject to prior recorded and unrecorded agreements, transfers or claims, and title may be affected by, among other things, undetected defects. A successful challenge to the precise area and location of these claims could result in the Company being unable to operate on these properties as permitted or being unable to enforce any rights with respect to its properties.

The Company is exposed to risks of changing political stability and government regulation in the country in which it intends to operate.

The Company’s mining rights in Sierra Leone or elsewhere in West Africa that may be affected in varying degrees by political instability, government regulations relating to the mining industry and foreign investment therein, and the policies of other nations in respect of companies operating in Sierra Leone or other countries in West Africa. Any changes in regulations or shifts in political conditions are beyond the control of the Company and may adversely affect its business. The Company’s operations may be affected in varying degrees by government regulations, including those with respect to restrictions on production, price controls, export controls, income taxes, expropriation of property, employment, land use, water use, environmental legislation and mine safety. The regulatory environment is in a state of continuing change, and new laws, regulations and requirements may be retroactive in their effect and implementation. The Company’s operations may also be affected in varying degrees by political and economic instability, economic or other sanctions imposed by other nations, terrorism, military repression, crime, extreme fluctuations in currency exchange rates and high inflation.

The Company is subject to substantial environmental and other regulatory requirements and such regulations are becoming more stringent. Non-compliance with such regulations, either through current or future operations or a pre-existing condition could materially adversely affect the Company.

All phases of the Company’s operations are subject to environmental regulations in the jurisdiction in which it operates. Environmental legislation is evolving in a manner that will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors, and employees. There can be no assurance that future changes in environmental regulation, if any, will not be materially adverse to the Company’s operations.

The Company’s properties may contain environmental hazards, which are presently unknown to the Company and which have been caused by previous or existing owners or operators of the properties. If these properties do contain such hazards, this could lead to the Company being unable to use the properties or may cause the Company to incur costs to clean up such hazards. In addition, the Company could find itself subject to litigation should such hazards result in injury to any persons.

Government approvals and permits are sometimes required in connection with mining operations. Although the Company believes it will obtain all of the material approvals and permits to carry on its operations, the Company may require additional approvals or permits or may be required to renew existing approvals or permits from time to time. Obtaining or renewing approvals or permits can be a complex and time-consuming process. There can be no assurance that the Company will be able to obtain or renew the necessary approvals and permits on acceptable terms, in a timely manner, or at all. To the extent such approvals are required and not obtained; the Company may be delayed or prohibited from proceeding with planned exploration, development or mining of mineral properties.

Failure to comply with applicable laws, regulations and permitting requirements may result in enforcement actions thereunder, including orders issued by regulatory or judicial authorities, that may require operations to cease or be curtailed, or corrective measures requiring capital expenditures, installation of additional equipment, or remedial actions. Parties engaged in mining operations may be required to compensate those suffering loss or damage by reason of the mining activities and may have civil or criminal fines or penalties imposed for violations of applicable laws or regulations.

Amendments to current laws, regulations and permits governing operations and activities of mining companies, or more stringent implementation of such requirements could have a material adverse impact on the Company and cause increases in capital expenditures or production costs or reductions in levels of production at producing properties or require abandonment or delays in development of new mining properties.

Because the Company’s success is dependent upon a limited number of people, our business may fail if those individuals leave the Company.

The ability to identify, negotiate and consummate transactions that will benefit the Company is dependent upon the efforts of the Company’s management team. While the Company has no assurance that its current management will produce successful operations, the loss of such personnel could have an adverse effect on meeting its production and financial performance objectives. The Company’s planned drilling activities may require significant investment in additional personnel and capital equipment.

While our current management has field experience in West Africa related to the acquisition and sale of gold and diamonds it lacks technical training and experience with exploring for, starting, and operating a mine; and with no direct training or experience in requirements related to working within the industry, our management may be unable to manage the Company’s operations.

Our current management lack the technical training and experience with exploring for, starting, and operating a mine. Because of that, we may face additional risks and challenges, for which we have no ability to forecast. There can be no assurance that our current management will produce successful operations and we are significantly dependent upon our ability to locate, attract and hire experienced personnel. In the event we are unable to do so, we may be unable to manage the planned operations of the Company.

We need substantial additional capital to grow and fund our present and planned business and business strategy.

Our current and planned operations contemplate funding with milestones of at least $2,000,000 in 2011 and $5,000,000 in 2012. The failure to meet these funding milestones will likely have a significant adverse effect on our growth and anticipated revenues and we may have to curtail our business strategy.

Planned acquisitions come with various risks, along with dilution to our stockholders, both of which can be adverse.

Acquisitions, mergers and joint ventures entered into by us may have an adverse effect on our business. We expect to engage in acquisitions, mergers or joint ventures as part of our long-term business strategy. These transactions involve significant challenges and risks, including that the transaction does not advance our business strategy, that we don't realize a satisfactory return on our investment, or that we experience difficulty in the integration of new assets, employees, business systems, and technology, or diversion of management's attention from our other businesses. These events could harm our operating results or financial condition.

RISKS RELATED TO OUR COMMON STOCK

Because our common stock could remain under $5.00 per share, it could continue to be deemed a low-priced “Penny” stock, an investment in our common stock should be considered high risk and subject to marketability restrictions.

Since our common stock is likely to commence trading under $5.00 per share, it is considered a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment even if and when a market develops for the common stock. If the trading price of the common stock stays below $5.00 per share, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

•	Deliver to the customer, and obtain a written receipt for, a disclosure document;

•	Disclose certain price information about the stock;

•	Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;

•	Send monthly statements to customers with market and price information about the penny stock; and

•	In some circumstances, approve the purchaser’s account under certain standards and deliver written statements to the customer with information specified in the rules.

Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to accept the common stock for deposit into an account or, if accepted for deposit, to sell the common stock and these restrictions may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

If we fail to remain current on our reporting requirements with the SEC, we could be removed from the OTC Bulletin Board, which would limit the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.

Companies trading on the OTC Bulletin Board, generally must be reporting issuers under Section 12 of the Securities Exchange Act of 1934, as amended, and must be current in their reports under Section 13, in order to maintain price quotation privileges on the OTC Bulletin Board. More specifically, FINRA has enacted Rule 6530, which determines eligibility of issuers quoted on the OTC Bulletin Board by requiring an issuer to be current in its filings with the Commission. Pursuant to Rule 6530(e), if we file our reports late with the Commission three times in a two-year period or our securities are removed from the OTC Bulletin Board for failure to timely file twice in a two-year period, then we will be ineligible for quotation on the OTC Bulletin Board. As a result, the market liquidity for our securities could be severely adversely affected by limiting the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market. As of the date of this filing, we have no late filings reported by FINRA.

Our internal controls may be inadequate, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. As defined in Exchange Act Rule 13a-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the principal executive and principal financial officer and effected by the board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

We have a limited number of personnel that are required to perform various roles and duties. These individuals developed our internal control procedures and are responsible for monitoring and ensuring compliance with those procedures. As a result, our internal controls may be inadequate or ineffective, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public. Investors relying upon this misinformation may make an uninformed investment decision.

Our management team does not have extensive experience in public company matters, which could impair our ability to comply with legal and regulatory requirements.

Our management team has had limited public company management experience or responsibilities. This could impair our ability to comply with legal and regulatory requirements such as the Sarbanes-Oxley Act of 2002 and applicable federal securities laws including filing required reports and other information required on a timely basis. There can be no assurance that our management will be able to implement and affect programs and policies in an effective and timely manner that adequately respond to increased legal, regulatory compliance and reporting requirements imposed by such laws and regulations. Our failure to comply with such laws and regulations could lead to the imposition of fines and penalties and further result in the deterioration of our business.

Concentrated Ownership. An excess of a majority of our outstanding voting securities are held by less than 10 persons and they can elect all directors who in turn elect all officers, without the votes of any other stockholders.

Messrs. Rosen and Butchko and Ms. Thomas, together with Summit Capital USA, Inc. and Otoro Holdings, LLC, collectively, own in excess of 80% of our outstanding voting securities and, accordingly, have effective control of us and may have effective control of us for the near and long term future. Votes of other stockholders can have little effect when we are managed by our Board of Directors and operated through our officers, all of whom can be elected by these persons.

We do not expect to pay dividends in the near future.

We do not expect to declare or pay any dividends on our common stock in the foreseeable future. The declaration and payment in the future of any cash or stock dividends on the common stock will be at the discretion of our Board of Directors and will depend upon a variety of factors, including our ability to service our outstanding indebtedness, if any, and to pay dividends on securities ranking senior to the common stock, our future earnings, if any, capital requirements, financial condition and such other factors as our Board of Directors may consider to be relevant from time to time. Our earnings, if any, are expected to be retained for use in expanding our business.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

Pursuant to the closing of the share exchange agreements with ORI and Jyork, we issued 15,001,500 shares of our restricted common stock to the security holders of ORI in exchange for 100% of the ownership of ORI and 3,000,000 shares of our restricted common stock to the security holders of Jyork in exchange for 100% of the ownership of Jyork. The total 18,001,500 shares were issued on May 19, 2011.

On June 23, 2011, we sold 100,030 units (each unit consists of 1 share of our restricted common stock and 1 callable common stock purchase warrant priced at $2.00 per share for up to 12 months) to 2 accredited investors for a total purchase price of $100,030 all which was paid in cash. Of the 100,030 units, 50,030 units were issued on July 29, 2011 and the remaining 50,000 units are in the process of being issued.

We believe that the issuance and sale of the above securities was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and Regulation D Rule 506. The securities were sold directly by us and did not involve a public offering or general solicitation. The recipients of the securities were afforded an opportunity for effective access to files and records of the Company that contained the relevant information needed to make their investment decision, including the financial statements and 34 Act reports. We reasonably believed that the recipients, immediately prior to the sale of the securities, were accredited investors and had such knowledge and experience in our financial and business matters that they were capable of evaluating the merits and risks of their investment. The recipients had the opportunity to speak with our management on several occasions prior to their investment decision. There were no commissions paid on the issuance and sale of the securities.

Subsequent Sale of Unregistered Securities

On July 19, 2011, we sold 50,030 units (each unit consists of 1 share of our restricted common stock and 1 callable common stock purchase warrant priced at $2.00 per share for up to 12 months) to an offshore investor for a total purchase price of $50,030 all which was paid in cash. The 50,030 units are in the process of being issued.

We believe that the issuance and sale of the above securities were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2), Regulation D and/or Regulation S. The securities were issued directly by us and did not involve a public offering or general solicitation. The recipient of the securities was afforded an opportunity for effective access to files and records of our company that contained the relevant information needed to make her investment decision, including our financial statements and 34 Act reports. We reasonably believed that the recipient, immediately prior to issuing the securities, had such knowledge and experience in our financial and business matters that she was capable of evaluating the merits and risks of its investment. The recipient had the opportunity to speak with our management on several occasions prior to her investment decision. There were no commissions paid on the issuance and sale of the shares.

On August 1, 2011, we sold 100,000 units (each unit consists of 1 share of our restricted common stock and 1 callable common stock purchase warrant priced at $2.00 per share for up to 12 months) to 1 accredited investor for a total purchase price of $100,000 all which was paid in cash. The 100,000 units are in the process of being issued.

We believe that the issuance and sale of the above securities was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and Regulation D Rule 506. The securities were sold directly by us and did not involve a public offering or general solicitation. The recipient of the securities was afforded an opportunity for effective access to files and records of the Company that contained the relevant information needed to make his investment decision, including the financial statements and 34 Act reports. We reasonably believed that the recipient, immediately prior to the sale of the securities, was an accredited investor and had such knowledge and experience in our financial and business matters that he was capable of evaluating the merits and risks of his investment. The recipient had the opportunity to speak with our management on several occasions prior to his investment decision. There were no commissions paid on the issuance and sale of the securities.

Issuer Purchases of Equity Securities

We did not repurchase any of our equity securities from the time of our inception on August 4, 2010 through the period ended June 30, 2011.

Item 5. Other Information.

On August 11, 2011, we received notice from our market maker that we were assigned the symbol “ORAC” to initiate trading on the Over-the-Counter Bulletin Board (OTC:BB). However, at this time, trading has yet to commence.

Departure of Officer

On August 12, 2011, Mrs. Donna Moore was dismissed as the Company’s Treasurer and Chief Financial Officer. Mrs. Moore’s dismissal was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies of practices.

Appointment of Officer

On August 12, 2011, the Board of Directors appointed Ms. Anne Thomas to serve as Treasurer of the Company.

New Consultant

On August 8, 2011, we entered into a Consultant Agreement with Mr. Charles Huggins, wherein he agreed to assist the Company in locating working interest partner, mining concessions, mining operations, and similar financing and business agreements to further the Company’s business in West Africa on a “best efforts” basis. Mr. Huggins’ services shall include, but not limited to:

•
Identifying, negotiating and/or obtain contracts, rights and/or other agreements for the mining or acquisition of diamonds, gold and/or other natural resources with rights holders throughout the world, on behalf of the Company.

•	Obtaining governmental approvals and/or authorizations to use, implement or otherwise exploit any contracts or agreements obtained by Mr. Huggins and entered into by the Company.

•	Locate, negotiate the purchase of and/or obtain diamonds, gold or other precious minerals on behalf of the Consultant throughout the world.

•	Facilitate the transportation of such minerals obtained to the United States and further assist in the sale of such minerals obtained and transported.

The term of the agreement is for five (5) years beginning on August 8, 2011. The agreement may be extended by and between the parties.

The Company agreed to pay Mr. Huggins 5% all the gross income (the “Commission”) of the Company. Gross income shall mean all income received by the Company, less any payment that the Company must make for: the acquisition and sale of any gold, diamonds or other minerals (including, but not limited to, the costs of the purchase of any gold, diamonds or precious minerals; taxes, insurance and transportation costs payable on same; the cost of finishing and polishing any diamonds; and any other like inherent costs of such transaction); and all costs incurred in connecting with the recovery and subsequent sale of any gold, diamonds or other minerals recovered from any operations being conducted pursuant to any contract, license or other agreement the Company may have for the performance of such activities. Mr. Huggins’ Commission shall be paid to him in perpetuity, and shall be considered as an asset of his estate and shall be deemed a descendible right that shall be passed to his heirs as he so designates by his will, or if he dies intestate, then in accordance with the laws of the State of New York.

Additionally, the Company agreed to pay all of Mr. Huggins’ expenses for travel and accommodations in connection with the fulfillment of his duties. The Company will also provide Mr. Huggins with an automobile and driver who also will act in place of a security guard.

Item 6. Exhibits.

Exhibit		Incorporated by reference herein
Number	Description	Form	Date

10.2	Share Exchange Agreement and Plan of Reorganization with Oraco Resources, Inc., a Canadian corporation – 3/24/11	Current Report on Form 8-K	May 23, 2011

10.3	Share Exchange Agreement and Plan of Reorganization with Jyork Industries, Inc., Ltd., a Sierra Leone corporation – 3/24/11	Current Report on Form 8-K	May 23, 2011

10.4	Addendum No. 1 to Share Exchange Agreement and Plan of Reorganization with Oraco Resources, Inc., a Canadian corporation - 4/28/11	Current Report on Form 8-K	May 23, 2011

10.5	Addendum No. 1 to Share Exchange Agreement and Plan of Reorganization with Jyork Industries, Inc., Ltd., a Sierra Leone corporation – 4/28/11	Current Report on Form 8-K	May 23, 2011

10.6*	Consultant Agreement of Charles Huggins dated August 8, 2011

31.1*	Certification of pursuant to Exchange Act Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.1*	Certifications of r pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

101.INS**	XBRL Instance Document

101.SCH**	XBRL Taxonomy Extension Schema

101.CAL**	XBRL Taxonomy Extension Calculation Linkbase

101.DEF**	XBRL Taxonomy Extension Definition Linkbase

101.LAB**	XBRL Taxonomy Extension Label Linkbase

101.PRE**	XBRL Taxonomy Extension Presentation Linkbase

*	Filed herewith.

**
XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ORACO RESOURCES, INC.
(Registrant)
By: /S/ Bradley Rosen
Bradley Rosen, Chief Executive Officer
(Principal Financial Officer)

Date: November 23, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-Q

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2011

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number 000-54472

ORACO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	27-2300414
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

189 Brookview Drive
Rochester, NY 14617
(Address of principal executive offices)

(212) 279-6260
(Registrant’s telephone number, including area code)

605 West Knox Road, Suite 102,
Tempe, Arizona 85284
(Former name, former address and former fiscal year, if changed since last report)

Copies of Communications to:
Stoecklein Law Group
402 West Broadway, Suite 690
San Diego, CA 92101
Office (619) 704-1310

Indicate by check mark whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Ruble 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes ☐ No ☒
The number of shares of Common Stock, $0.001 par value, outstanding on November 21, 2011 was 23,595,560 shares.

ORACO RESOURCES, INC.
QUARTERLY PERIOD ENDED SEPTEMBER 30, 2011

PART I – FINANCIAL INFORMATION

Item 1. Financial Statements.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2011	2010
ASSETS	(unaudited)	(audited)

Current assets:
Cash	$45,850	$-
Prepaid expenses	-	1,500
Due from related party	100	-
Total current assets	45,950	1,500

Other assets:
Trademark, net	5,397	-
Total other assets	5,397	-

Total assets	$51,347	$1,500

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$18,795	$-
Accrued payroll taxes	2,577	-
Line of credit - related party	6,799	635
Total current liabilities	28,171	635

Total liabilities	28,171	635

Stockholders' equity:
Preferred stock, $0.001 par value, 10,000,000 shares
authorized, no shares issued and outstanding	-	-
Common stock, $0.001 par value, 100,000,000 shares
authorized, 23,595,560 and 15,001,500 shares issued and outstanding
as of September 30, 2011 and December 31, 2010, respectively	23,596	15,002
Additional paid-in capital	249,990	-
Common stock payable	75,896	-
Deficit accumulated during development stage	(326,306)	(14,137)
Total stockholders' equity	23,176	865

Total liabilities and stockholders' equity	$51,347	$1,500

See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the	For the	Inception	Inception
	three months	nine months	(August 4, 2010)	(August 4, 2010)
	ended	ended	to	to
	September 30,	September 30,	September 30,	September 30,
	2011	2011	2010	2011
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenue	$-	$-	$-	$-

Operating expenses:
Depreciation and amortization	144	378	-	378
Executive compensation	27,118	27,118		27,118
General and administrative	1,511	1,626	-	1,626
Professional fees	152,743	247,882	-	250,017
Professional fees - related party	18,700	21,200	-	21,200
Total operating expenses	200,216	298,204	-	300,339

Other expense:
Foreign currency transaction loss	425	425	-	425
Total other expense	425	425	-	425

Net loss	$(200,641)	$(298,629)	$-	$(300,764)

Weighted average number of common shares	23,484,123	19,266,062	-
outstanding - basic

Net loss per share - basic	$(0.01)	$(0.02)	$-

See Accompanying Notes to Consolidated Financial Statements.

[Missing Graphic Reference]

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the	Inception	Inception
	nine months	(August 4, 2010)	(August 4, 2010)
	ended	to	to
	September 30,	September 30,	September 30,
	2011	2010	2011
	(unaudited)	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(298,629)	$-	$(300,764)
Adjustments to reconcile net loss
to net cash used in operating activities:
Shares to be issued for consulting services	47,396	-	47,396
Depreciation and amortization	378	-	378
Changes in operating assets and liabilities:
Decrease in prepaid expenses	1,500	-	-
Increase in due from related party	49,900	-	49,900
Increase in accounts payable	14,231	-	14,231
Increase in accrued payroll taxes	2,577	-	2,577

Net cash used in operating activities	(182,647)	-	(186,282)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash acquired upon merger	78	-	78
Purchase of trademark	(5,775)	-	(5,775)

Net cash used in investing activities	(5,697)	-	(5,697)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from line of credit - related party	6,164	-	6,799
Repayments for line of credit - related party	(10)	-	(10)
Proceeds from sale of common stock, net of offering costs	200,030	-	203,030
Proceeds from common stock payable	27,800	-	27,800
Donated capital	210	-	210

Net cash provided by financing activities	234,194	-	237,829

NET CHANGE IN CASH	45,850	-	45,850

CASH AT BEGINNING OF YEAR	-	-	-

CASH AT END OF YEAR	$45,850	$-	$45,850

SUPPLEMENTAL INFORMATION:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

NON-CASH SUPPLEMENT:
Acquisition of Oraco Resources and JYORK Industries;
Assets acquired	$50,000	$-	$50,000
Liabilities assumed	$(4,564)	$-	$(4,564)
Common stock payable assumed	$(50,700)	$-	$(50,700)
Total acquired, excluding cash	$(5,264)	$-	$(5,264)
Common stock for reverse merger	$8,344	$-	$8,344
Shares to be issued for consulting services	$47,396	$-	$47,396

See Accompanying Notes to Consolidated Financial Statements.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation
The interim consolidated financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.
These statements reflect all adjustments, consisting of normal recurring adjustments, which in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these condensed interim consolidated financial statements be read in conjunction with the financial statements of the Company for the period of Inception (August 4, 2010) to December 31, 2010 and notes thereto included in the Company’s 10-K annual report and all amendments and all amendments and the 8-K filed in 2011. The Company follows the same accounting policies in the preparation of interim reports.
Results of operations for the interim period are not indicative of annual results.

Principles of Consolidation
For the year ended December 31, 2010, the consolidated financial statements include the accounts of Oraco Resources, Inc. (Canada Corporation). For the nine months ended September 30, 2011, the consolidated financial statements include the accounts of Oraco Resources, Inc. (Nevada Corporation), Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd. All significant intercompany balances and transactions have been eliminated. Oraco Resources, Inc. (Nevada Corporation), Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd. will be collectively referred herein to as the “Company”.

Nature of operations
The Company is in the mineral and natural resource exploration and trading business, and has not yet commenced operations to locate commercially exploitable mineral and natural resources. The Company has been in the exploration stage since its formation and has not realized any revenues from its planned operations.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash and cash equivalents
For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

Mineral claim payments and exploration expenditures
The Company expenses all costs related to the acquisition, maintenance and exploration of its unproven mineral properties to which it has secured exploration rights. If and when proven and probable reserves are determined for a property and a feasibility study prepared with respect to the property, then subsequent development costs of the property will be capitalized. To date the Company has not established the commercial feasibility of its exploration prospects, therefore all costs have been expensed. The Company also considers the provisions of ASC 360 which concludes that mineral rights are tangible assets. Accordingly, the Company capitalizes certain costs related to the acquisition of mineral rights where proven or probable reserves are present or when the Company intends to carry out an exploration program and has the funds to do so.

Trademarks
ASC 350 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of ASC 350. This standard also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment. As of September 30, 2011, the Company believes there is no impairment of its intangible assets.

The Company's intangible assets consist of the costs of filing and acquiring various trademarks. The trademarks are recorded at cost. The Company determined that the trademarks have an estimated useful life of 10 years and will be reviewed annually for impairment. Amortization will be recorded over the estimated useful life of the assets using the straight-line method for financial statement purposes. The Company will commence amortization once the economic benefits of the assets begin to be consumed and they plan to record amortization once production begins and the related revenues are recorded.

Stock-based compensation
The Company records stock based compensation in accordance with the guidance in ASC Topic 505 and 718 which requires the Company to recognize expense related to the fair value of its employee stock option awards. This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Earnings per share
The Company follows ASC Topic 260 to account for the earnings per share. Basic earning per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earning per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

Recent pronouncements
The Company has evaluated all the recent accounting pronouncements through ASU No. 2011-09 and believes that none of them will have a material effect on the Company’s consolidated financial statements.

NOTE 2 – GOING CONCERN
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability and/or acquisition and sale of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated revenues from operations. Since its inception, the Company has been engaged substantially in financing activities and developing its business plan and incurring start up costs and expenses. As a result, the Company incurred accumulated net losses from Inception (August 4, 2010) through the period ended September 30, 2011 of ($300,764). In addition, the Company’s development activities since inception have been financially sustained through debt and equity financing.
The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 3 – TRADEMARK

Trademarks consisted of the following as of:

	September 30,	December 31,
	2011	2010
Trademarks	$5,775	$-
Accumulated amortization	(378)	-
	$5,397	$-

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 – TRADEMARK (CONTINUED)

During the three months ended September 30, 2011, the Company recorded amortization expense of $144. During the nine months ended September 30, 2011, the Company recorded amortization expense of $378.

NOTE 4 – LINE OF CREDIT – RELATED PARTY

Line of credit consists of the following at:

	September 30, 2011	December 31, 2010
Revolving credit line due to shareholder of the Company, unsecured, 0% interest, due upon demand	$6,799	$635

	$6,799	$635

On January 1, 2011, the Company executed a line of credit in the amount of $10,000 with Summit Capital USA, Inc. The line of credit carries an annual interest rate of 0% and is due upon demand. As of September 30, 2011, an amount of $6,799 had been used for general corporate purposes with a remaining balance of $3,201 available.

During the three months ended September 30, 2011, interest expense was $0. During the nine months ended September 30, 2011, interest expense was $0.

NOTE 5 – STOCKHOLDERS’ EQUITY
The Company is authorized to issue 100,000,000 shares of its $0.001 par value common stock and 10,000,000 shares of its $0.001 par value preferred stock.

On February 23, 2011, the Company affected an 8-for-1 forward stock split of its $0.001 par value common stock.

All shares and per share amounts have been retroactively restated to reflect the split discussed above.

Common Stock
Prior to the acquisition of Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd., the Company had 15,344,000 shares of common stock issued and outstanding.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock (Continued)

On May 16, 2011, the Company issued 15,001,500 shares to various individuals and entities in exchange for a 100% interest in Oraco Resources, Inc. (Canada Corporation) and 3,000,000 shares to an individual for a 100% interest in JYORK Industries, Inc. Ltd. As part of the Share Purchase Agreement the former officers and directors agreed to cancel 10,000,000 shares of common stock. On May 16, 2011, the transaction was closed and 100% interest in Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd. was acquired by the Company. For accounting purposes, the acquisition of Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd. by the Company has been recorded as a reverse acquisition of a public company and recapitalization of Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd. based on the factors demonstrating that Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd. represents the accounting acquirer. The Company changed its business direction and is now a mineral and natural resource exploration business.

On June 23, 2011, the Company sold 100,030 units consisting of 100,030 shares of its common stock and 100,030 warrants at a price of $1 per unit for cash of $100,000 and common stock subscriptions receivable of $30. As of September 30, 2011, the shares and warrants were issued.

On July 8, 2011, the Company received donated capital of $200 from an officer, director and shareholder of the Company.

On July 18, 2011, the Company executed a one year consulting agreement with an entity in exchange for 127,500 shares of common stock and 127,500 warrants (the “units”). The units are non-forfeitable and fully vested. During the nine months ended September 30, 2011, the Company owed 127,500 units valued at $127,500. The units were valued using the fair value of similar units sold for cash on the agreement date. As of September 30, 2011, the shares were unissued and a total of $29,067 was recorded to common stock payable.

On August 16, 2011, the Company sold 150,030 units consisting of 150,030 shares of its common stock and 150,030 warrants at a price of $1 per unit for cash of $150,030 to two investors. As of September 30, 2011, the shares and warrants were issued.

On September 2, 2011, the Company received donated capital of $10 from a former officer, director and shareholder of the Company.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock (Continued)

On September 14, 2011, the Company executed a two year consulting agreement with an entity in exchange for a total of 1,000,000 shares of restricted common stock. The shares are earned equally over the two year period subject to the Company’s unfettered right to cancel the agreement at any time without issuing the consultant any further stock. During the nine months ended September 30, 2011, the Company owed 20,833 shares of restricted common stock valued at $20,833. The shares were valued according to the fair value of the common stock based on the agreement date. As of September 30, 2011, the shares were unissued and a total of $20,833 was recorded to common stock payable.

During September 2011, the Company sold 27,800 units consisting of 27,800 shares of its common stock and 27,800 warrants at a price of $1 per unit for cash of $27,800 to three investors. As of September 30, 2011, the shares were unissued and a total of $27,800 was recorded to common stock payable.

During the nine months ended September 30, 2011, there have been no other issuances of common stock.

NOTE 6 – WARRANTS AND OPTIONS

On June 23, 2011, the Company issued a total of 100,030 warrants to two investors related to the sale of units. A unit consisted of one share of common stock and one warrant. See Note 5.

During the three months ended September 30, 2011, the Company issued a total of 206,897 warrants to five investors related to the sale of units. A unit consisted of one share of common stock and one warrant. See Note 5.

During the nine months ended September 30, 2011, there have been no other issuances of warrants or options outstanding to acquire any additional shares of common stock.

NOTE 7 – RELATED PARTY TRANSACTIONS

During the three months ended September 30, 2011, the Company paid $0 to an officer and director of the Company for legal fees. During the nine months ended September 30, 2011, the Company paid $2,500 to an officer and director of the Company for legal fees.

During the three months ended September 30, 2011, the Company paid $18,700 to a shareholder of the Company for consulting fees. During the nine months ended September 30, 2011, the Company paid $18,700 to a shareholder of the Company for consulting fees.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 – RELATED PARTY TRANSACTIONS (CONTINUED)

Until August 2011, Company funds were being held on behalf of the Company in an attorney trust IOLA account. In August of 2001, almost all of the funds were transferred from the attorney trust IOLA account to a bank account in the name of the Company. As of September 30, 2011, the Company had $100 in the attorney trust IOLA account. Since the attorney is also an officer and director of the Company, the Company recorded the balance as due from related party. The remaining $100 was transferred from the attorney IOLA trust account to the Company’s bank account on November 21, 2011.

NOTE 8 – MATERIAL AGREEMENTS

On March 24, 2011, the Company entered into a Share Exchange Agreement with Oraco Resources, Inc., a Canadian company (“ORI”) to acquire 100% of ORI’s outstanding common stock in exchange for 15,001,500 shares of common stock, concurrent with the Closing. Additionally, the agreement sets forth conditions that the Company shall have obtained a cancellation of 10,000,000 shares of common stock. The agreement with ORI, upon closing, will provide the Company with the ownership of 100% of ORI, which is involved in the diamond, gold, minerals and natural resources and exploration.

On March 24, 2011, the Company, entered into a Share Exchange Agreement with JYORK Industries Inc. Ltd., a Sierra Leone company (“JYORK”) to acquire 100% of JYORK’s outstanding common stock in exchange for 3,000,000 shares of common stock, concurrent with the Closing. The agreement with JYORK, upon closing, will provide the Company with the ownership of 100% of JYORK, which is involved in the diamond, gold, minerals and natural resources and exploration.

On April 28, 2011, the Company entered into an Addendum No. 1 (“Addendum”) to the Share Exchange Agreements dated March 24, 2011 with Oraco Resources, Inc., a Canadian company (“ORI”) and JYORK Industries Inc. Ltd., a Sierra Leone company (“JYORK”). Pursuant to the Addendum the effective date was extended from April 8, 2011 to May 10, 2011 to complete the conditions set forth in the Merger Agreement.

On May 16, 2011, the merger was closed with Oraco Resources, Inc., a Canadian company (“ORI”) and JYORK Industries Inc. Ltd., a Sierra Leone company (“JYORK”).

On April 29, 2011, the Company formed a wholly-owned subsidiary, Merculite Distributing, Inc., a Nevada corporation (“Merculite”).

On May 6, 2011, we completed the spin-off (the “Spin-Off’) of the Company, and Merculite. Prior to theSpin-Off, Merculite was a wholly-owned subsidiary of the Company. In connection with the Spin-Off, the Company entered into the following Agreements (collectively, the “Spin-Off Agreements”):

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 – MATERIAL AGREEMENTS (CONTINUED)

•
a Separation and Distribution Agreement that sets forth the arrangements among the Company and Meculite regarding the principal transactions to separation, and that governs the relationship of the Company and Merculite after the Spin-Off;

•	Trademark License and Royalty Agreement that sets forth the arrangements among the Company and Merculite to assign the Sterilite Solutions trademark to Merculite

The Company and Merculite entered into a definitive Distribution Agreement governing the terms and conditions of the Spin-Off. The Spin-Off will be accomplished by the distribution by the Company of all shares of Merculite owned by it, among the shareholders of the Company on a pro rata basis. Each shareholder of the Company of record on May 6, 2011, the Distribution Record Date, will be distributed one share of Merculite common stock for each share of the Company stock owned by them.

The Company and Merculite entered into a Trademark Assignment and Acquisition Agreement, whereby the Company irrevocably assigns the Sterilite Solutions Mark in connection with the manufacturing, sub-contract manufacturing, production, marketing, promotion, distribution and sale of cleaning/neutralizing product. The Company acknowledges that Merculite will have the exclusive right to ownership and use of the trademarks owned by the Company in lieu of any of the Marks on the product.

On June 3, 2011, the Company entered into an Acquisition, Distribution and Marketing Agreement with Ozuro Jewelry, a New York corporation (“Ozuro”), wherein the Company agreed to offer to Ozuro the right to purchase our diamonds and gold (the “Product”) before offering to sell the Product to any other third party, and Ozuro agreed to consider purchasing our Product, in accordance with the terms and conditions set forth in the agreement. The term of the agreement began on June 3, 2011 and will terminate on June 3, 2014. The price of the gold shall initially be set at 90% of the London PM fix as reported as of the date of the sale and diamonds pricing shall be initially set at 95% of the Rapaport Diamond Price Index as reported as of the date of sale.

On August 8, 2011, the Company entered into a Consultant Agreement with Mr. Charles Huggins, wherein he agreed to assist the Company in locating working interest partner, mining concessions, mining operations, and similar financing and business agreements to further the Company’s business in West Africa on a “best efforts” basis. Mr. Huggins’ services shall include, but not limited to:

•
Identifying, negotiating and/or obtain contracts, rights and/or other agreements for the mining or acquisition of diamonds, gold and/or other natural resources with rights holders throughout the world, on behalf of the Company.

•	Obtaining governmental approvals and/or authorizations to use, implement or otherwise exploit any contracts or agreements obtained by Mr. Huggins and entered into by the Company.

ORACO RESOURCES, INC.
FORMERLY STERILITE SOLUTIONS CORP.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 – MATERIAL AGREEMENTS (CONTINUED)

•	Locate, negotiate the purchase of and/or obtain diamonds, gold or other precious minerals on behalf of the Consultant throughout the world.

•	Facilitate the transportation of such minerals obtained to the United States and further assist in the sale of such minerals obtained and transported.

The term of the agreement is for five years beginning on August 8, 2011. The agreement may be extended by and between the parties.

The Company agreed to pay Mr. Huggins 5% all the gross income (the “Commission”) of the Company. Gross income shall mean all income received by the Company, less any payment that the Company must make for: the acquisition and sale of any gold, diamonds or other minerals (including, but not limited to, the costs of the purchase of any gold, diamonds or precious minerals; taxes, insurance and transportation costs payable on same; the cost of finishing and polishing any diamonds; and any other like inherent costs of such transaction); and all costs incurred in connecting with the recovery and subsequent sale of any gold, diamonds or other minerals recovered from any operations being conducted pursuant to any contract, license or other agreement the Company may have for the performance of such activities. Mr. Huggins’ Commission shall be paid to him in perpetuity, and shall be considered as an asset of his estate and shall be deemed a descendible right that shall be passed to his heirs as he so designates by his will, or if he dies intestate, then in accordance with the laws of the State of New York.

Additionally, the Company agreed to pay all of Mr. Huggins’ expenses for travel and accommodations in connection with the fulfillment of his duties. The Company will also provide Mr. Huggins with an automobile and driver who also will act in place of a security guard.

NOTE 9 – SUBSEQUENT EVENTS

In Oct 2011, the Company received $2,000 from an investor to purchase 2,000 units. Each unit consists of 1 share of common stock and 1 warrant.

In Nov 2011, the Company received $20,000 from an investor to purchase 20,000 units. Each unit consists of 1 share of common stock and 1 warrant.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

This Quarterly Report on Form 10-Q contains forward-looking statements and involves risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows, and business prospects. These statements include, among other things, statements regarding:
o	our ability to diversify our operations;

o	our ability to attract key personnel;

o	our ability to operate profitably;

o	our ability to efficiently and effectively finance our operations;

o	inability to achieve future sales levels or other operating results;

o	inability to raise additional financing for working capital;

o	inability to efficiently manage our operations;

o	the inability of management to effectively implement our strategies and business plans;

o	the unavailability of funds for capital expenditures and/or general working capital;

o
the fact that our accounting policies and methods are fundamental to how we report our financial condition and results of operations, and they may require management to make estimates about matters that are inherently uncertain;

o	deterioration in general or regional economic conditions;

o	changes in U.S. GAAP or in the legal, regulatory and legislative environments in the markets in which we operate;

o	adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;

as well as other statements regarding our future operations, financial condition and prospects, and business strategies. These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Quarterly Report on Form 10-Q, if any and in particular, the risks discussed under the heading “Risk Factors” in Part II, Item 1A and those discussed in other documents we file with the Securities and Exchange Commission. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

References in the following discussion and throughout this quarterly report to “we”, “our”, “us”, “Oraco”, “the Company”, and similar terms refer to Oraco Resources, Inc. unless otherwise expressly stated or the context otherwise requires.

OVERVIEW AND OUTLOOK

Business Development

Oraco Resources, Inc. is a development stage company incorporated in the State of Nevada in April of 2010. In February of 2011, we changed our name from Sterilite Solutions, Corp., to Oraco Resources, Inc. On March 24, 2011, we entered into an agreement for the acquisition of all the issued and outstanding securities of Oraco Resources, Inc., a Canadian company (“ORI”). Additionally, on March 24, 2011, we entered into an agreement for the acquisition of all the issued and outstanding securities of JYORK Industries Inc. Ltd., a Sierra Leone company (“JYORK”). The acquisitions of all of the issued and outstanding securities of ORI and JYORK were both completed on May 16, 2011.

As a result of the completion of the acquisition of all the issued and outstanding securities of ORI and JYORK, we are now involved in the mining industry in the African country of Sierra Leone through mining concessions held by JYORK. We are also involved in buying gold, diamonds and other precious minerals from sellers located throughout West Africa at prevailing local prices and selling them on the open market throughout the world at the highest prices prevailing at the time and location of the sale (the “buy/sell program”). The objectives of the Company are to seek additional mining concession rights, privileges, and to own mines in Sierra Leone, as well as other West African Countries. In addition, we intend to process minerals and to sell such processed minerals around the world, develop and expand the buy/sell program and explore new areas in Sierra Leone and elsewhere in West Africa as opportunities may arise.

Our Operations

We are a mining and exporting company engaged in the discovery, acquisition, development, production, and market of gold, diamonds, and other natural resources. Our products primarily consist of: metal concentrates, which we sell to custom smelters; unrefined bullion bars (doré), which may be sold as doré or further refined before sale to precious metals traders; unfinished diamonds; and some gem quality diamonds that we have cut and polished before marketing.

On June 3, 2011, we entered into an Acquisition, Distribution and Marketing Agreement with Ozuro Jewelry, a New York corporation (“Ozuro”), wherein we agreed to offer to Ozuro the right to purchase our diamonds and gold (the “Product”) before offering to sell the Product to any other third party, and Ozuro agreed to consider purchasing our Product, in accordance with the terms and conditions set forth in the agreement. The term of the agreement began on June 3, 2011 and will terminate on June 3, 2014. The price of the gold shall initially be set at 90% of the London PM fix as reported as of the date of the sale and diamonds pricing shall be initially set at 95% of the Rapaport Diamond Price Index as reported as of the date of sale.

Recent Developments

In October 2011 we strengthened our holdings by reviving contractual rights for the disposition of diamonds, gold, and any other minerals recovered in an approximately 10 acre area of mineral rich Boroma, Sierra Leone. These rights had been acquired by JYORK in 2008 before becoming our wholly-owned subsidiary. The holding is located northwest of the city of Koidu in the Kono District, Sierra Leone.

Under the revived form of the agreement, net revenues generated from the activities at the Boroma site will be divided evenly between JYORK and the Boroma Gbense Chiefdom. (“Net Revenue” is defined as the gross value of the recovery, as determined by governmental agencies, less any and all costs incurred in connection with the recovery and evaluation of the product).

Subject to adequate financing we plan to begin mining in Boroma within the next 60 days. Findings will be released shortly after excavation.

Also in October 2001, we further increased our holdings by fulfilling a condition precedent to the effectuation of an agreement that had been entered into on or about April 20, 2011 between JYORK and the authorities representing the Nimikoro Chiefdom in Sierra Leone, which granted to JYORK the rights to recover all precious minerals and natural resources located above and below ground in the area located in the Nimikoro Chiefdom known as Nimini Hills. The contract called for JYORK to provide all funding necessary to mine the area known as Nimini Hills, and all net profits earned from the recovery and sale of any precious minerals or other natural resources are to be divided 69% to JYORK and 31% to the Chiefdom (1% of which the Chiefdom is to apply to local development). The agreement applied to an area that was believed to be approximately 500 acres. However, since the specific metes and bounds of the area were indeterminate, the effectuation of the agreement was subject to JYORK having a complete survey done to establish these boundaries. On October 12, 2011, a surveyor was retained, and it is believed that a thorough survey of the metes and bounds of the Nimini Hills concession should be completed shortly, after which a geophysical review of the area will be conducted to determine the locations that hold the highest probability of return, in which operations should be commenced.

Going Concern

The financial statements included in this filing have been prepared in conformity with generally accepted accounting principles that contemplate the continuance of the Company as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company is in the development stage and, accordingly, has not yet generated revenues from operations. As shown on the accompanying financial statements, the Company has incurred a net loss of $300,764 for the period from inception (August 4, 2010) to September 30, 2011. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its business opportunities.

RESULTS OF OPERATIONS

For accounting purposes, the acquisition of Oraco Resources, Inc. (Canada Corporation) and JYORK Industries, Inc. Ltd. by the Company has been recorded as a reverse acquisition of a public company and recapitalization of Oraco Resources, Inc. (Canada Corporation) and JYORKIndustries, Inc. Ltd. based on the factors demonstrating that Oraco Resources, Inc. (Canada Corporation) represents the accounting acquirer. The prior period historical information has been replaced by Oraco Resources, Inc. (Canada Corporation) for comparability purposes. The Company changed its business direction and is now a mineral and natural resource exploration business.

Revenues

In this period ended September 30, 2011, we did not generate any revenues. Since our inception on August 4, 2010 through September 30, 2011, we did not generate any revenues.

Expenses

Operating expenses during the three and nine months ended September 30, 2011 were $200,216 and $298,204, respectively, all of which consisted of depreciation and amortization, executive compensation, general and administrative, professional fees and professional fees – related party.

Depreciation and amortization totaled $144 during the three months ended September 30, 2011 and $378 during the nine months ended September 30, 2011.

Executive compensation totaled $27,118 during the three and nine months ended September 30, 2011.

General and administrative totaled $1,511 during the three months ended September 30, 2011 and $1,626 during the nine months ended September 30, 2011.

Professional fees totaled $152,743 during the three months ended September 30, 2011 and $247.882 during the nine months ended September 30, 2011. Professional fees consisted mainly of legal fees, accounting fees, EDGAR filing fees, consulting fees and transfer agent fees.

Professional fees – related party totaled $18,700 during the three months ended September 30, 2011 and $21,200 during the nine months ended September 30, 2011. During the nine months ended September 30, 2011, $2,500 was paid to an officer and director of the Company for legal fees.

Liquidity and Capital Resources

As of September 30, 2011, we had $45,850. The following table provides detailed information about our net cash flow for all financial statement periods presented in this Quarterly Report. To date, we have financed our operations through the issuance of stock and borrowings.

The following table sets forth a summary of our cash flows for the nine months ended September 30, 2011:

Nine Months Ended September 30, 2011
Net cash used in operating activities	$(182,647)
Net cash used in investing activities	(5,697)
Net cash provided by financing activities	234.194
Net change in Cash	45,850
Cash, beginning of year	-
Cash, end of year	$45,850

Operating activities

Net cash used in operating activities was $182,647 for the period ended September 30, 2011. The net cash used in operating activities consisted primarily of professional fees.

Investing activities

Net cash used in investing activities was $5,697 for the period ended September 30, 2011. The net cash used in investing activities consisted of payments due from related party and purchase of trademark.

Financing activities

Net cash provided by financing activities for the period ended September 30, 2011 was $234,194. The net cash provided by financing activities was mainly attributable to proceeds from sale of common stock.

As of September 30, 2011, we continue to use traditional and/or debt financing as well as through the issuance of stock to provide the capital we need to run our business.

On January 1, 2011, our wholly-owned subsidiary, ORI, executed a $10,000 line of credit with Summit Capital USA Inc. (“Summit”), a related third party. During the quarter ended June 30, 2011, we received $6,799 from Summit. The note is due upon demand and bears interest at a rate of no interest.

Since inception, we have financed our cash flow requirements through the issuance of common stock and related party notes payable. Without cash flow from operations we will require additional cash resources, including the sale of equity or debt securities, to meet our planned capital expenditures and working capital requirements for the next 12 months. We will require additional cash resources due to changed business conditions, implementation of our strategy to successfully expand and continue current gold and diamond buy/sell transactions, or acquisitions we may decide to pursue.

If our own financial resources and then current cash-flows from operations are insufficient to satisfy our capital requirements, we may seek to sell additional equity or debt securities or obtain additional credit facilities. The sale of additional equity securities will result in dilution to our stockholders. The incurrence of indebtedness will result in increased debt service obligations and could require us to agree to operating and financial covenants that could restrict our operations or modify our plans to grow the business. Financing may not be available in amounts or on terms acceptable to us, if at all. Any failure by us to raise additional funds on terms favorable to us, or at all, will limit our ability to expand our business operations and could harm our overall business prospects.

We anticipate that we will incur operating losses in the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development. Such risks for us include, but are not limited to, raise sufficient capital to retain the services of well seasoned professionals to increase our probability of success. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Operation Plan

Our current business plan is to expand and continue current gold and diamond buy/sell transactions that provide current revenues for the Company. Additionally, we plan to engage SRK Worldwide to provide geological and geophysical analysis of our assets in Sierra Leone so as to prepare a feasibility and technical report with respect to the proposed mining operations on certain of our concessions.

While the geophysical reports are being undertaken on our assets, we will expand our gold and diamond buy/sell program to deliver sufficient cash-flow to fund the costs associated with exploration and related geophysical examinations of our mining concessions. Once the feasibility reports are completed, we anticipate capital expenditures on equipment, labor, housing, fuel, travel and other essential items to prepare the concessions for recovery and resource extraction operations.

Item 3. Quantitative and Qualitative Disclosure About Market Risk

This item is not applicable as we are currently considered a smaller reporting company.

Item 4T. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Our Chief Executive Officer and Principal Financial Officer, Bradley Rosen, evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) as of the end of the period covered by this Report. Based on that evaluation and assessment, Mr. Rosen concluded that our disclosure controls and procedures are designed at a reasonable assurance level and are effective to provide reasonable assurance that information we are required to disclose in the reports that we file or submit under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our chief executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Changes in Internal Control Over Financial Reporting

There were no changes in our internal control over financial reporting that occurred during our most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Limitations on Effectiveness of Controls and Procedures

In designing and evaluating the disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives. In addition, the design of disclosure controls and procedures must reflect the fact that there are resource constraints and that management is required to apply its judgment in evaluating the benefits of possible controls and procedures relative to their costs.

PART II—OTHER INFORMATION

Item 1. Legal Proceedings.

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are not presently a party to any material litigation, nor to the knowledge of management is any litigation threatened against us, which may materially affect us.

Item 1A. Risk Factors

Our significant business risks are described in Item 1A. to Part II of Form 10-Q for the period ended June 30, 2011 (filed on August 22, 2011) to which reference is made herein.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

On July 18, 2011, we executed a one year consulting agreement with an entity in exchange for 127,500 units (each unit consists of 1 share of our restricted common stock and 1 callable common stock purchase warrant priced at $2.00 per share for up to 12 months) valued at $127,500. As of September 30, 2011, the shares of common stock were unissued.

On July 19, 2011, we sold 50,030 units (each unit consists of 1 share of our restricted common stock and 1 callable common stock purchase warrant priced at $2.00 per share for up to 12 months) to an offshore investor for a total purchase price of $50,030 all of which was paid in cash. The 50,030 shares of common stock were issued on August 16, 2011.

On August 9, 2011, we issued 50,000 shares of common stock to 1 accredited investor. The 50,000 shares of common stock were purchased on June 23, 2011 in a unit offering (each unit consists of 1 share of our restricted common stock and 1 callable common stock purchase warrant priced at $2.00 per share for up to 12 months) for a total purchase price of $50,000 all of which was paid in cash.

On August 1, 2011, we sold 100,000 units (each unit consists of 1 share of our restricted common stock and 1 callable common stock purchase warrant priced at $2.00 per share for up to 12 months) to 1 accredited investor for a total purchase price of $100,000 all of which was paid in cash. The 100,000 shares of common stock were issued on August 16, 2011.

On September 14, 2011, we executed a two year consulting agreement with an entity in exchange for a total of 1,000,000 shares of restricted common stock valued at $1,000,000. As of September 30, 2011, the 1,000,000 shares of restricted common stock were unissued.

In September 2011, we sold 22,500 units (each unit consists of 1 share of our restricted common stock and 1 callable common stock purchase warrant priced at $2.00 per share for up to 12 months) to 2 offshore investors for a total purchase price of $22,500 all of which was paid in cash. As of the date of this filing the 22,500 shares of common stock have not been issued.

We believe that the issuance and sale of the above securities were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2), Regulation D and/or Regulation S. The securities were issued directly by us and did not involve a public offering or general solicitation. The recipient of the securities was afforded an opportunity for effective access to files and records of our company that contained the relevant information needed to make her investment decision, including our financial statements and 34 Act reports. We reasonably believed that the recipient, immediately prior to issuing the securities, had such knowledge and experience in our financial and business matters that she was capable of evaluating the merits and risks of its investment. The recipient had the opportunity to speak with our management on several occasions prior to her investment decision. There were no commissions paid on the issuance and sale of the shares.

Subsequent Sales of Unregistered Securities

Subsequent to the quarter ended September 30, 2011, we sold 22,000 units (each unit consists of 1 share of our restricted common stock and 1 callable common stock purchase warrant priced at $2.00 per share for up to 12 months) to 3 accredited investors for a total purchase price of $22,000 all of which was paid in cash. As of the date of this filing the 22,000 shares of common stock have not been issued.

We believe that the issuance and sale of the above securities were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2), Regulation D and/or Regulation S. The securities were issued directly by us and did not involve a public offering or general solicitation. The recipient of the securities was afforded an opportunity for effective access to files and records of our company that contained the relevant information needed to make her investment decision, including our financial statements and 34 Act reports. We reasonably believed that the recipient, immediately prior to issuing the securities, had such knowledge and experience in our financial and business matters that she was capable of evaluating the merits and risks of its investment. The recipient had the opportunity to speak with our management on several occasions prior to her investment decision. There were no commissions paid on the issuance and sale of the shares.

Issuer Purchases of Equity Securities

We did not repurchase any of our equity securities from the time of our inception on August 4, 2010 through the period ended September 30, 2011.

Item 3. Defaults on Senior Securities.

     None.

Item 4. (Removed and Reserved).

Item 5. Other Information.

New Consultant

On September 15, 2011, we entered into a consulting agreement with Gary Bryant of Newport Capital Consultants Inc., wherein the Consultant agreed to provide the Company with consulting and advisory services specifically in financial matters. The term of the agreement commenced on September 15, 2011 and shall continue for two (2) years, unless terminated prior thereto at the sole and unlimited discretion of the Company. Pursuant to the agreement we agreed to issue one million (1,000,000) shares of our restricted common stock to the Consultant as compensation for the services provided to the Company, unless the agreement is terminated prior to the expiration of the term, in which event the Consultant would receive a pro rata number of shares based upon the ratio of the complete term to the number of days the agreement was in effect until terminated. As of the date of this filing no shares have been issued to the Consultant.

Change of Principal Address

     We changed our principal address to the following: 189 Brookview Drive, Rochester, New York 14617.

Item 6. Exhibits.

Exhibit		Incorporated by reference herein
Number	Description	Form	Date

10.2	Share Exchange Agreement and Plan of Reorganization with Oraco Resources, Inc., a Canadian corporation – 3/24/11	Current Report on Form 8-K	May 23, 2011

10.3	Share Exchange Agreement and Plan of Reorganization with JYORK Industries, Inc., Ltd., a Sierra Leone corporation – 3/24/11	Current Report on Form 8-K	May 23, 2011

10.4	Addendum No. 1 to Share Exchange Agreement and Plan of Reorganization with Oraco Resources, Inc., a Canadian corporation - 4/28/11	Current Report on Form 8-K	May 23, 2011

10.5	Addendum No. 1 to Share Exchange Agreement and Plan of Reorganization with JYORK Industries, Inc., Ltd., a Sierra Leone corporation – 4/28/11	Current Report on Form 8-K	May 23, 2011

10.6	Consultant Agreement of Charles Huggins dated August 8, 2011	Form 10-Q	August 22, 2011

31.1*	Certification of pursuant to Exchange Act Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.1*	Certifications of r pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

101.INS**	XBRL Instance Document

101.SCH**	XBRL Taxonomy Extension Schema

101.CAL**	XBRL Taxonomy Extension Calculation Linkbase

101.DEF**	XBRL Taxonomy Extension Definition Linkbase

101.LAB**	XBRL Taxonomy Extension Label Linkbase

101.PRE**	XBRL Taxonomy Extension Presentation Linkbase

*	Filed herewith.

**
XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ORACO RESOURCES, INC.
(Registrant)

By: /S/ Bradley Rosen
Bradley Rosen, Chief Executive Officer
(Principal Financial Officer)

Date: November 21, 2011